UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.     Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2019

2019 Annual Report

iShares, Inc.

•	iShares Emerging Markets High Yield Bond ETF | EMHY | Cboe BZX
•	iShares International High Yield Bond ETF | HYXU | Cboe BZX
•	iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX
•	iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca
•	iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 9.54% in U.S. dollar terms for the reporting period.

The performance of global bonds was driven primarily by lower interest rates, as concerns about the global economy led central banks around the world to implement a series of interest rate reductions. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) declined to their lowest level in 120 years, with more than $17 trillion in bonds worldwide offering a negative yield as of August 2019.

U.S. bond yields declined significantly as the delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China weighed on economic growth, particularly in the manufacturing and industrial sectors. In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below two-year Treasury yields.

European bonds also posted strong returns in an environment of tepid economic growth and softening exports. The Eurozone’s slowing economy prompted the European Central Bank (“ECB”) to reinstate its monetary stimulus program and lower the interest rate on deposits made by commercial banks. The ECB also signaled its willingness to decrease its headline short-term interest rate in the future, which further helped Eurozone bond yields. Investors generally viewed the nomination of a new president of the ECB late in the reporting period as a positive development, anticipating that she would continue policies that promote low interest rates and monetary stimulus. As yields for many government bonds turned negative, investors seeking higher returns moved toward debt issued by countries that are considered higher risk. Italian bonds in particular benefited from a shift toward higher-yielding debt, despite the fact that the country dipped into recession briefly in 2019 before returning to growth. U.K. bond yields also declined, as uncertainty surrounding Brexit prompted investors to move away from equities, which are generally more exposed to trade risk.

A slowing Chinese economy and the trade dispute between the U.S. and China helped the performance of bonds in the Asia/Pacific region, as concerns about a possible economic downturn prompted investors to move into bonds. Japanese bond prices increased due to strong demand from both domestic and foreign investors, while South Korean bonds benefited from the country’s high credit rating and trade surplus, which investors viewed as signs of stability. Emerging market bonds also posted solid returns, driven by investors’ demand for yield as an increasing number of developed-market bonds offered negative interest rates.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Emerging Markets High Yield Bond ETF

Investment Objective

The iShares Emerging Markets High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.51%	4.53%	5.15%	10.51%	24.78%	46.29%
Fund Market	10.96	4.49	5.19	10.96	24.58	46.76
Index	10.69	4.73	5.48	10.69	26.02	49.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,035.20	$ 2.56		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Emerging Markets High Yield Bond ETF

Portfolio Management Commentary

Emerging market high-yield bonds increased sharply for the reporting period. Demand for emerging market debt strengthened, as low yields in developed countries sent investors in search of higher yields in emerging markets. Similarly, interest rate reductions by the Fed drove capital flows to emerging markets and provided room for emerging market central banks to lower interest rates.

Brazilian bonds contributed the most to the Index’s return, benefiting from declining short-term interest rates as the central bank reduced interest rates multiple times, reaching record lows. While economic growth remained modest, bonds advanced due to low inflation, plans to reform government pensions, and the restructuring and recapitalization of Brazil’s state-run energy sector.

Turkish bonds also contributed to the Index’s return despite volatility of the Turkish lira in an uncertain political environment. Easing tensions between the U.S. and Turkey led to substantial reductions in interest rates by the Turkish central bank, which drove bond yields sharply lower in the second half of the reporting period.

Similarly, central bank interest rate reductions, declining inflation, and the restructuring of debt and financial commitments from the government in the state-run energy sector aided Mexican bonds. In China, policy reforms designed to attract more foreign investment in Chinese corporate debt led to substantial foreign inflows. Strong domestic demand in key sectors also benefited Chinese corporate bonds.

On the downside, Argentine bonds detracted significantly from the Index’s return amid concern about the country’s rising debt, including large payments due to the International Monetary Fund in coming years. The weakening of the Argentine peso, which declined substantially against the U.S. dollar amid dramatic political change and uncertainty, also weighed on returns.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	13.3%
Ba	34.6
B	35.2
Caa	7.5
Ca	0.1
C	0.4
Not Rated	8.9

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Brazil	19.8%
Turkey	13.0
China	8.4
Mexico	8.3
South Africa	5.0
Argentina	4.1
Ukraine	3.1
Egypt	3.0
Ecuador	2.9
Dominican Republic	2.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® International High Yield Bond ETF

Investment Objective

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.85%	1.39%	3.37%	4.85%	7.14%	28.54%
Fund Market	4.96	1.30	3.37	4.96	6.65	28.60
Index	5.18	1.68	3.54	5.18	8.67	30.11

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,016.30	$ 2.03		$ 1,000.00	$ 1,023.20	$ 2.04		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® International High Yield Bond ETF

Portfolio Management Commentary

International high-yield bonds advanced during the reporting period as investors sought the higher yields available from corporate bonds compared to other segments of the fixed income market. Negative yields in sovereign bonds around the world increased demand for corporate bonds, benefiting the Index’s return.

From a country perspective, Italian euro-denominated high-yield corporate bonds were the leading contributor to the Index’s return. The ECB reduced deposit interest rates and signaled plans for additional stimulus measures, benefiting the European corporate bond market. In Italy, the perception of improving political stability following the formation of a new government increased demand for Italian corporate bonds. Investors seeking European debt especially favored Italian corporate bonds, whose yields exceeded those offered by many other European countries. Investor confidence in Italian companies, many of which are multinational, also aided Italian corporate bonds.

High-yield U.S. corporate bonds also contributed to the Index’s return, benefiting from falling interest rates and investors’ search for yield. The supply of high-yield bonds increased, rising to its highest level in three years during June 2019, as low interest rates and strong investor demand drove significant new issuance. Defaults on high-yield corporate bonds rose near the end of the reporting period, particularly among energy companies. Corporate bonds from Luxembourg and Ireland also contributed modestly to the Index’s returns, benefiting from the ECB’s economic stimulus policies.

From a bond rating perspective, bonds rated Ba, which constituted more than half of the Index on average for the reporting period, contributed the most to the Index’s return. Other rating tiers within the high-yield category also contributed, with higher-rated debt generally contributing more.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.3%
Ba	55.6
B	23.1
Caa	6.8
Not Rated	13.2

TEN LARGEST HOLDINGS

Country	Percent of Total Investments	(a)
United States	18.9%
Italy	15.9
France	12.0
Germany	7.9
United Kingdom	7.8
Netherlands	6.0
Spain	5.6
Ireland	4.8
Sweden	4.1
Luxembourg	3.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF

Investment Objective

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	12.57%	4.49%	4.58%	12.57%	24.53%	40.19%
Fund Market	13.14	4.69	4.64	13.14	25.78	40.79
Index	13.09	5.11	5.17	13.09	28.31	46.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

Index Performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,054.30	$ 2.59		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® J.P. Morgan EM Corporate Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated emerging market corporate bonds posted a strong positive return for the reporting period. The Index advanced as investors sought the high yields available from corporate bonds compared to other segments of the fixed income market. Negative yields in developed nations’ sovereign and corporate bonds increased demand for emerging market corporate bonds among investors seeking positive yield.

Chinese corporate bonds contributed the most to the Index’s return, as policy reforms designed to attract more foreign investment in Chinese corporate debt led to substantial foreign inflows. In addition, strong domestic demand in key sectors benefited Chinese corporate bonds, which advanced despite U.S.-China trade tensions.

In Brazil, corporate bonds gained, benefiting from declining short-term interest rates as the central bank reduced interest rates multiple times, reaching record lows. While economic growth remained modest, bonds advanced due to low inflation, plans to reform government pensions, and the restructuring and recapitalization of Brazil’s state-run energy sector.

Mexican corporate bonds contributed to the Index’s return, aided by central bank interest rate reductions and relatively high yields given the country’s degree of economic and political stability. Bond yields in Mexico declined with inflation, which led to solid performance for Mexican bonds despite ongoing credit concerns in the energy sector.

European bonds also contributed to the Index’s performance, particularly in Russia, where revenues from the state-run energy sector increased cash reserves and drove down bond yields. In Turkey, easing tensions between the U.S. and Turkey led to substantial reductions in interest rates by the Turkish central bank, driving bond yields sharply lower in the second half of the reporting period.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	2.8%
A	19.0
Baa	32.6
Ba	16.0
B	10.1
Caa	3.0
Ca	0.1
Not Rated	16.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
China	8.9%
Brazil	6.9
Mexico	5.7
Hong Kong	5.6
Russia	5.4
United Arab Emirates	5.2
India	5.0
Colombia	4.8
South Korea	4.7
Turkey	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of October 31, 2019	iShares® J.P. Morgan EM Local Currency Bond ETF

Investment Objective

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.75%	(0.46)%	0.59%	8.75%	(2.28)%	4.86%
Fund Market	9.03	(0.35)	0.62	9.03	(1.75)	5.11
Index	8.90	0.10	1.07	8.90	0.52	8.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Index performance through May 31, 2017 reflects the performance of the Bloomberg Barclays Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,042.00	$ 1.54		$ 1,000.00	$ 1,023.70	$ 1.53		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® J.P. Morgan EM Local Currency Bond ETF

Portfolio Management Commentary

Emerging market sovereign bonds denominated in local currencies posted a positive return for the reporting period. Central banks around the world reduced interest rates amid trade tensions between the U.S. and China, slowing economic growth, and concerns about Brexit. Demand for emerging market debt strengthened due to relatively low yields in established markets as investors sought higher returns.

Mexican bonds contributed the most to the Index’s return. Bond yields in Mexico declined along with inflation, which led to solid gains for Mexican bonds. The performance of Mexican government bonds was buoyed by investors’ demand for higher-yielding sovereign bonds in emerging markets as yields in developed markets declined, in some cases below zero.

Turkish bonds contributed to the Index’s return despite the volatility of the Turkish lira in an uncertain political environment. Easing tensions between the U.S. and Turkey led to substantial reductions in interest rates by the Turkish central bank, which drove bond yields sharply lower in the second half of the reporting period, particularly benefiting government bonds.

Indonesian bonds also contributed to the Index’s performance. Despite four interest rate decreases by the country’s central bank, yields remained relatively high and attracted foreign investment. The government’s fiscal situation improved as the budget deficit declined, and volatility in the bond market decreased, which also helped attract investors.

On the downside, Argentine bonds detracted significantly from the Index’s return amid concern about the country’s rising debt, including large payments due to the International Monetary Fund in coming years. The weakening of the Argentine peso, which declined substantially against the U.S. dollar amid dramatic political change and uncertainty, also weighed on returns.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	4.5%
A	27.6
Baa	43.6
Ba	17.0
B	4.6
Caa	2.2
Not Rated	0.5

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Brazil	12.6%
Mexico	9.2
Indonesia	7.8
Peru	4.9
Thailand	4.7
South Africa	4.6
Philippines	4.6
Chile	4.6
Hungary	4.6
Turkey	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF

Investment Objective

The iShares US & Intl High Yield Corp Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	7.74%	3.68%	4.91%	7.74%	19.80%	43.81%
Fund Market	7.57	3.68	4.90	7.57	19.82	43.74
Index	7.89	3.87	5.08	7.89	20.89	45.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,024.60	$ 2.04		$ 1,000.00	$ 1,023.20	$ 2.04		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® US & Intl High Yield Corp Bond ETF

Portfolio Management Commentary

High-yield corporate bonds posted solid gains during the reporting period, benefiting from lower interest rates and investors’ search for yield. Demand for high-yield corporate bonds remained relatively strong, given that they offered more attractive yields than many other segments of the fixed income market.

Corporate bonds issued by companies in the U.S. contributed the most to the Index’s returns. The supply of high-yield bonds increased, rising to its highest level in three years during June 2019, as lower interest rates and strong investor demand drove new issuance.

U.S. high-yield credit spreads, or yield differentials relative to U.S. Treasuries, remained relatively unchanged despite considerable volatility. Credit spreads widened dramatically in late 2018, as riskier asset classes declined sharply. An improving economic outlook narrowed credit spreads in early 2019, but conflicting economic signals and the fast-changing trade conflict between the U.S. and China led to volatility in high-yield spreads thereafter.

Defaults on U.S. high-yield corporate bonds rose during the reporting period, particularly among energy companies. Furthermore, the degree of protection offered to bondholders declined, as corporations issued more lower-rated bonds. The number of investment-grade bonds downgraded to high-yield status remained relatively low.

Italian corporate bonds also contributed to the Index’s returns. The ECB reduced the deposit interest rate and signaled plans for additional stimulus measures, benefiting European bonds. In Italy, the perception of improving political stability following the formation of a new government increased demand for Italian corporate bonds. Investor confidence in Italian companies, many of which are multinational, also benefited Italian corporate bonds. Canadian corporate bonds also contributed modestly to the Index’s return due to strong investor demand and declining yields.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	0.8%
Ba	49.4
B	34.0
Caa	10.5
Ca	0.5
C	0.2
Not Rated	4.6

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United States	67.0%
Italy	4.5
United Kingdom	4.0
France	3.8
Canada	3.2
Luxembourg	2.9
Germany	2.8
Netherlands	2.8
Spain	1.6
Ireland	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 0.9%
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(a)	$350	$279,344
YPF SA 6.95%, 07/21/27(a)	500	373,906
7.00%, 12/15/47 (Call 06/15/47)(a)	400	283,875
8.50%, 03/23/21(a)	500	456,250
8.50%, 07/28/25(a)	800	633,600
8.50%, 06/27/29 (Call 03/27/29)(a)	350	265,727
8.75%, 04/04/24(a)	766	635,780

		2,928,482

Azerbaijan — 0.3%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(a)	1,000	1,165,000

Bahrain — 0.4%
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/27(a)	600	670,313
7.63%, 11/07/24(a)	400	454,125
8.38%, 11/07/28(a)	200	234,750

		1,359,188

Brazil — 13.5%
Banco Bradesco SA/Cayman Islands 5.75%, 03/01/22(a)	600	635,438
5.90%, 01/16/21(a)	800	829,120
Banco BTG Pactual SA/Cayman Islands 5.50%, 01/31/23(a)	200	210,688
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	400	422,700
Banco do Brasil SA/Cayman 3.88%, 10/10/22	900	920,025
4.63%, 01/15/25(a)	600	625,658
4.75%, 03/20/24(a)	200	209,938
4.88%, 04/19/23(a)	400	420,625
5.38%, 01/15/21(a)	300	309,469
5.88%, 01/26/22(a)	900	942,390
5.88%, 01/19/23(a)	600	645,187
Braskem Finance Ltd. 5.38%, 05/02/22(a)	400	424,000
5.75%, 04/15/21(a)	400	420,125
6.45%, 02/03/24	400	445,500
BRF SA, 4.75%, 05/22/24(a)	400	414,095
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(a)	600	699,562
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(a)	1,000	1,047,344
CSN Resources SA 7.63%, 02/13/23 (Call 02/13/21)(a)	400	414,125
7.63%, 04/17/26 (Call 04/17/22)(a)	400	406,000
Embraer Netherlands Finance BV, 5.05%, 06/15/25	600	658,875
Embraer Overseas Ltd., 5.70%, 09/16/23(a)	250	275,859
Fibria Overseas Finance Ltd., 5.25%, 05/12/24	400	430,500
Gol Finance Inc., 7.00%, 01/31/25 (Call 01/31/22)(a)	400	409,804
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(a)	300	330,656
Itau Unibanco Holding SA/Cayman Islands 5.13%, 05/13/23(a)	1,120	1,187,235
5.50%, 08/06/22(a)	760	804,080
5.65%, 03/19/22(a)	800	844,869
5.75%, 01/22/21(a)	300	309,750
6.20%, 12/21/21(a)	800	851,000

Security	Par (000)	Value

Brazil (continued)
JBS Investments II GmbH 5.75%, 01/15/28 (Call 07/15/22)(a)	$400	$417,500
7.00%, 01/15/26 (Call 01/15/21)(a)	600	651,000
JBS USA LUX SA/JBS USA Finance Inc. 5.75%, 06/15/25 (Call 06/15/20)(a)	450	468,844
5.88%, 07/15/24 (Call 12/02/19)(a)	525	543,370
6.75%, 02/15/28 (Call 02/15/23)(a)	400	441,250
Klabin Austria GmbH, 5.75%, 04/03/29 (Call 01/03/29)(a)	400	424,000
MARB BondCo PLC 6.88%, 01/19/25 (Call 01/19/21)(a)	600	624,375
7.00%, 03/15/24 (Call 03/15/20)(a)	400	415,750
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(a)	700	733,250
MV24 Capital BV, 6.75%, 06/01/34(a)	600	627,000
NBM U.S. Holdings Inc. 6.63%, 08/06/29 (Call 08/06/24)(a)	200	207,550
7.00%, 05/14/26 (Call 05/14/22)(a)	600	636,300
Petrobras Global Finance BV 4.38%, 05/20/23	956	997,825
5.09%, 01/15/30(a)	2,000	2,116,000
5.30%, 01/27/25	1,200	1,302,600
5.38%, 01/27/21	394	408,036
5.63%, 05/20/43	100	105,656
5.75%, 02/01/29	992	1,101,151
6.00%, 01/27/28	1,568	1,759,394
6.25%, 03/17/24	1,061	1,189,016
6.75%, 01/27/41	700	810,906
6.85%, 06/05/2115	1,383	1,586,024
6.88%, 01/20/40	600	700,350
7.25%, 03/17/44	786	954,990
7.38%, 01/17/27	1,301	1,575,511
8.75%, 05/23/26	1,079	1,381,120
Rio Oil Finance Trust, Series 2014-1, 9.25%, 07/06/24(a)	721	802,104
Rumo Luxembourg Sarl 5.88%, 01/18/25 (Call 01/18/22)(a)	200	212,375
7.38%, 02/09/24 (Call 02/09/21)(a)	400	428,520
Ultrapar International SA 5.25%, 10/06/26(a)	400	427,000
5.25%, 06/06/29(a)	200	208,625
Vale Overseas Ltd. 4.38%, 01/11/22	600	624,600
6.25%, 08/10/26	900	1,049,220
6.88%, 11/21/36	900	1,137,487
6.88%, 11/10/39	800	1,022,750
8.25%, 01/17/34	300	410,063

		45,046,129

Chile — 0.5%
AES Gener SA, 7.13%, 03/26/79 (Call 04/07/24)(a)(b)	200	207,937
Latam Finance Ltd. 6.88%, 04/11/24 (Call 04/11/21)(a)	500	528,750
7.00%, 03/01/26 (Call 03/01/23)(a)	400	430,500
VTR Finance BV, 6.88%, 01/15/24 (Call 11/12/19)(a)	600	615,000

		1,782,187

China — 8.3%
Agile Group Holdings Ltd. 6.70%, 03/07/22 ( 03/07/21)(a)	200	206,500
8.50%, 07/18/21 (Call 07/18/20)(a)	400	422,164
CFLD Cayman Investment Ltd. 6.50%, 12/21/20(a)	600	602,772
8.60%, 04/08/24(a)	400	407,500

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
9.00%, 07/31/21(a)	$400	$416,125
China Aoyuan Group Ltd. 7.95%, 09/07/21 (Call 09/07/20)(a)	300	311,625
8.50%, 01/23/22 (Call 01/23/21)(a)	200	210,500
China Evergrande Group 6.25%, 06/28/21(a)	800	749,000
7.50%, 06/28/23 (Call 06/28/20)(a)	700	600,687
8.25%, 03/23/22 (Call 03/23/20)(a)	1,200	1,111,500
8.75%, 06/28/25 (Call 06/28/21)(a)	2,466	2,065,275
9.50%, 04/11/22(a)	700	662,697
9.50%, 03/29/24 (Call 03/29/21)(a)	700	627,594
10.00%, 04/11/23 (Call 04/11/21)(a)	400	372,000
10.50%, 04/11/24 (Call 04/11/22)(a)	400	371,125
China SCE Group Holdings Ltd. 5.88%, 03/10/22 (Call 03/10/20)(a)	200	197,154
7.25%, 04/19/23 (Call 07/19/21)(a)	400	401,220
7.45%, 04/17/21 (Call 04/17/20)(a)	400	408,216
CIFI Holdings Group Co. Ltd. 5.50%, 01/23/22 (Call 01/23/20)(a)	400	401,000
6.55%, 03/28/24 (Call 03/28/22)(a)	400	402,972
6.88%, 04/23/21 (Call 04/23/20)(a)	200	205,156
Consolidated Energy Finance SA, 6.88%, 06/15/25 (Call 06/15/20)(a)	300	292,500
Country Garden Holdings Co. Ltd. 4.75%, 07/25/22 (Call 07/25/20)(a)	400	402,500
4.75%, 09/28/23 (Call 09/28/20)(a)	400	401,000
7.25%, 04/04/21 (Call 11/29/19)(a)	400	401,500
Easy Tactic Ltd. 5.75%, 01/13/22 (Call 01/13/20)(a)	600	582,375
5.88%, 02/13/23 (Call 11/17/20)(a)	400	373,504
7.00%, 04/25/21 (Call 04/25/20)(a)	200	200,260
8.13%, 02/27/23 (02/27/21)(a)	400	397,500
Fantasia Holdings Group Co. Ltd. 7.38%, 10/04/21 (Call 11/29/19)(a)	200	185,308
8.38%, 03/08/21(a)	400	388,500
Fortune Star BVI Ltd. 5.25%, 03/23/22 (Call 03/23/20)(a)	1,000	996,250
6.75%, 07/02/23 (Call 07/02/22)(a)	200	205,938
Greenland Global Investment Ltd. 5.88%, 07/03/24(a)	400	389,375
6.75%, 06/25/22(a)	200	205,750
Kaisa Group Holdings Ltd. 8.50%, 06/30/22 (Call 06/30/20)(a)	600	568,687
9.38%, 06/30/24 (Call 06/30/21)(a)	1,700	1,531,062
11.25%, 04/09/22 (Call 04/09/21)(a)	200	202,188
11.50%, 01/30/23 (Call 05/30/21)(a)	400	396,000
KWG Group Holdings Ltd. 5.88%, 11/10/24 (Call 11/10/21)(a)	200	185,063
6.00%, 09/15/22 (Call 03/15/20)(a)	400	398,250
7.88%, 09/01/23 (Call 09/01/21)(a)	400	410,563
New Metro Global Ltd., 6.50%, 04/23/21 (Call 04/23/20)(a)	200	197,076
Ronshine China Holdings Ltd. 8.75%, 10/25/22 (Call 04/25/21)(a)	400	407,500
10.50%, 03/01/22(a)	200	210,937
Scenery Journey Ltd. 13.00%, 11/06/22 (Call 11/06/20)(a)	400	402,208
13.75%, 11/06/23 (Call 11/06/21)(a)	300	303,469
Shimao Property Holdings Ltd., 4.75%, 07/03/22 (Call 07/03/20)(a)	600	615,187

Security	Par (000)	Value

China (continued)
Sunac China Holdings Ltd. 7.25%, 06/14/22 (Call 06/14/21)(a)	$200	$201,750
7.35%, 07/19/21 (Call 07/19/20)(a)	400	406,156
7.88%, 02/15/22 (Call 02/15/21)(a)	400	409,115
7.95%, 08/08/22 (Call 08/08/20)(a)	400	408,125
7.95%, 10/11/23 (Call 10/11/21)(a)	500	508,281
8.35%, 04/19/23 (Call 04/19/21)(a)	200	205,750
Tahoe Group Global Co. Ltd., 7.88%, 01/17/21(a)	200	160,000
Times China Holdings Ltd. 6.25%, 01/17/21 (Call 01/31/20)(a)	200	201,934
6.75%, 07/16/23 (Call 07/16/22)(a)	200	200,938
7.63%, 02/21/22 (Call 02/21/21)(a)	400	413,459
Yankuang Group Cayman Ltd., 6.00%, 01/30/22(a)	400	414,996
Yuzhou Properties Co. Ltd. 6.00%, 10/25/23 (Call 10/25/20)(a)	200	189,875
7.90%, 05/11/21 (Call 05/11/20)(a)	400	414,192
8.50%, 02/04/23 (Call 02/04/22)(a)	200	208,000
8.50%, 02/26/24 (Call 02/26/22)(a)	400	407,125
8.63%, 01/23/22(a)	400	418,128

		27,571,056

Colombia — 1.3%
Banco de Bogota SA 4.38%, 08/03/27(a)	400	426,625
5.38%, 02/19/23(a)	200	213,092
6.25%, 05/12/26(a)	600	679,687
Bancolombia SA 4.88%, 10/18/27 (Call 10/18/22)(b)	600	618,937
5.13%, 09/11/22	400	423,421
Colombia Telecomunicaciones SA ESP, 5.38%, 09/27/22 (Call 11/29/19)(a)	345	348,127
Grupo Aval Ltd., 4.75%, 09/26/22(a)	600	626,224
Millicom International Cellular SA 5.13%, 01/15/28 (Call 09/15/22)(a)	200	206,188
6.00%, 03/15/25 (Call 03/15/20)(a)	300	310,500
6.25%, 03/25/29 (Call 03/25/24)(a)	400	433,617
6.63%, 10/15/26 (Call 10/15/21)(a)	200	217,250

		4,503,668

Ghana — 0.1%
Tullow Oil PLC, 7.00%, 03/01/25 (Call 03/01/21)(a)	400	411,000

India — 2.2%
ABJA Investment Co. Pte Ltd. 5.45%, 01/24/28(a)	600	583,476
5.95%, 07/31/24(a)	425	445,852
Axis Bank Ltd./Dubai 2.88%, 06/01/21(a)	200	199,938
3.00%, 08/08/22(a)	400	401,500
Bharti Airtel International Netherlands BV 5.13%, 03/11/23(a)	400	415,625
5.35%, 05/20/24(a)	600	631,687
Bharti Airtel Ltd., 4.38%, 06/10/25(a)	600	603,846
Delhi International Airport Ltd., 6.13%, 10/31/26(a)	200	214,222
Greenko Dutch BV, 5.25%, 07/24/24 (Call 07/24/20)(a)	400	403,750
ICICI Bank Ltd./Dubai, 3.25%, 09/09/22(a)	500	504,551
JSW Steel Ltd. 5.25%, 04/13/22(a)	400	405,250
5.95%, 04/18/24(a)	200	204,860
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(a)	400	403,000
Vedanta Resources Finance II PLC, 9.25%, 04/23/26 (Call 04/23/23)(a)	400	398,500

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

India (continued)
Vedanta Resources Ltd. 6.13%, 08/09/24 (Call 08/09/21)(a)	$400	$367,250
6.38%, 07/30/22(a)	600	594,187
7.13%, 05/31/23(a)	300	297,469
8.25%, 06/07/21(a)	400	417,625

		7,492,588

Israel — 2.1%
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	350	318,500
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/21	1,751	1,657,775
2.80%, 07/21/23	1,575	1,366,312
3.15%, 10/01/26	2,000	1,506,538
4.10%, 10/01/46	1,100	756,250
6.00%, 04/15/24 (Call 01/15/24)	800	750,000
6.75%, 03/01/28 (Call 12/01/27)	600	541,800

		6,897,175

Jamaica — 0.4%
Digicel Group One Ltd., 8.25%, 12/30/22 (Call 12/30/20)(a)	513	300,586
Digicel Group Two Ltd., 8.25%, 09/30/22 (Call 09/30/20)(a)	487	121,750
Digicel Ltd. 6.00%, 04/15/21 (Call 11/29/19)(a)	650	484,047
6.75%, 03/01/23 (Call 11/14/19)(a)	600	315,187

		1,221,570

Kazakhstan — 1.2%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(a)	750	777,375
Halyk Savings Bank of Kazakhstan JSC 5.50%, 12/21/22 (Call 12/03/19)(a)	147	147,807
7.25%, 01/28/21(a)	400	420,375
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(a)	600	806,213
KazMunayGas National Co. JSC 3.88%, 04/19/22(a)	200	205,100
4.75%, 04/19/27(a)	600	654,386
5.75%, 04/19/47(a)	600	699,900
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 11/11/19)(a)	400	215,000

		3,926,156

Mexico — 8.1%
Banco Nacional de Comercio Exterior SNC, 3.80%, 08/11/26 (Call 08/11/21)(a)(b)	400	406,875
BBVA Bancomer SA/Texas 5.13%, 01/18/33 (Call 01/17/28)(a)(b)	600	582,330
6.50%, 03/10/21(a)	600	629,438
6.75%, 09/30/22(a)	800	877,340
Cemex Finance LLC, 6.00%, 04/01/24 (Call 11/29/19)(a)	650	665,815
Cemex SAB de CV 5.70%, 01/11/25 (Call 01/11/20)(a)	500	512,938
6.13%, 05/05/25 (Call 05/05/20)(a)	400	414,500
7.75%, 04/16/26 (Call 04/16/21)(a)	600	646,500
Petroleos Mexicanos 3.50%, 01/30/23	400	402,000
4.50%, 01/23/26	200	197,200
4.63%, 09/21/23	810	847,260
4.88%, 01/24/22	280	290,780
5.35%, 02/12/28	200	197,500
5.38%, 03/13/22	600	631,500
5.50%, 01/21/21	1,600	1,652,000
5.63%, 01/23/46	600	537,810
6.35%, 02/12/48	1,900	1,818,062
6.38%, 01/23/45	2,000	1,943,600

Security	Par (000)	Value

Mexico (continued)
6.49%, 01/23/27 (Call 11/23/26)(c)	$400	$426,200
6.50%, 03/13/27	3,500	3,711,641
6.50%, 01/23/29	1,500	1,564,500
6.50%, 06/02/41	1,400	1,386,000
6.75%, 09/21/47	3,800	3,782,306
6.84%, 01/23/30 (Call 10/23/29)(c)	400	426,500
6.88%, 08/04/26	2,200	2,406,800

		26,957,395

Netherlands — 0.1%
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 09/18/22)(a)	400	418,500

Nigeria — 0.1%
IHS Netherlands Holdco BV, 7.13%, 03/18/25 (09/18/21)(a)	200	206,500

Oman — 0.6%
Bank Muscat SAOG, 3.75%, 05/03/21(a)	400	398,750
Lamar Funding Ltd., 3.96%, 05/07/25(a)	600	560,250
National Bank of Oman SAOG, 5.63%, 09/25/23(a)	200	207,000
Oztel Holdings SPC Ltd. 5.63%, 10/24/23(a)	400	418,250
6.63%, 04/24/28(a)	500	515,937

		2,100,187

Panama — 0.3%
C&W Senior Financing DAC 6.88%, 09/15/27 (Call 09/15/22)(a)	600	630,180
7.50%, 10/15/26 (Call 10/15/21)(a)	200	215,750

		845,930

Russia — 2.3%
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%, 04/28/21(a)	600	639,187
Credit Bank of Moscow Via CBOM Finance PLC 5.55%, 02/14/23(a)	400	404,875
7.12%, 06/25/24(a)	400	426,125
7.50%, 10/05/27 (Call 10/05/22)(a)(b)	200	187,375
Evraz PLC 5.25%, 04/02/24(a)	200	213,375
5.38%, 03/20/23(a)	500	533,125
6.75%, 01/31/22(a)	400	433,125
8.25%, 01/28/21(a)	350	372,750
GTLK Europe DAC, 5.13%, 05/31/24(a)	400	415,625
Metalloinvest Finance DAC, 4.85%, 05/02/24(a)	400	424,625
Polyus Finance PLC, 5.25%, 02/07/23(a)	400	423,000
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22(a)	1,100	1,160,844
VEON Holdings BV 3.95%, 06/16/21 (Call 03/16/21)(a)	200	202,000
4.95%, 06/16/24 (Call 03/16/24)(a)	400	424,500
5.95%, 02/13/23(a)	400	435,625
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22(a)	800	863,000

		7,559,156

South Africa — 1.6%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	445	466,073
Eskom Holdings SOC Ltd. 5.75%, 01/26/21(a)	1,000	1,008,125
6.35%, 08/10/28(a)	500	530,156
6.75%, 08/06/23(a)	617	636,281
7.13%, 02/11/25(a)	660	678,975
8.45%, 08/10/28(a)	200	219,000
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(a)(b)	200	212,563
Gold Fields Orogen Holdings BVI Ltd. 5.13%, 05/15/24 (Call 04/15/24)(a)	400	423,763

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Africa (continued)
6.13%, 05/15/29 (Call 02/15/29)(a)	$400	$451,500
MTN Mauritius Investment Ltd., 4.76%, 11/11/24(a)	400	408,125
Transnet SOC Ltd., 4.00%, 07/26/22(a)	471	476,299

		5,510,860

South Korea — 0.1%
Woori Bank, 5.00%, 06/10/45 (Call 06/10/20)(a)(b)	200	202,438

Turkey — 3.9%
Akbank Turk AS 5.00%, 10/24/22(a)	300	297,315
5.13%, 03/31/25(a)	200	190,813
7.20%, 03/16/27 (Call 03/16/22)(a)(b)	200	188,688
KOC Holding AS 5.25%, 03/15/23 (Call 12/15/22)(a)	400	402,960
6.50%, 03/11/25 (Call 12/11/24)(a)	400	416,750
QNB Finansbank AS 4.88%, 05/19/22(a)	488	487,542
6.88%, 09/07/24(a)	200	210,563
TC Ziraat Bankasi AS 4.75%, 04/29/21(a)	200	198,625
5.13%, 05/03/22(a)	370	360,750
5.13%, 09/29/23(a)	200	190,250
Turk Telekomunikasyon AS 4.88%, 06/19/24(a)	200	196,000
6.88%, 02/28/25(a)	400	424,625
Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/25(a)	400	400,500
5.80%, 04/11/28 (Call 01/11/28)(a)	200	194,625
Turkiye Garanti Bankasi AS 5.25%, 09/13/22(a)	400	401,000
5.88%, 03/16/23(a)	400	405,000
6.13%, 05/24/27 (Call 05/24/22)(a)(b)	400	357,625
6.25%, 04/20/21(a)	200	205,500
Turkiye Halk Bankasi AS 4.75%, 02/11/21(a)	200	186,781
5.00%, 07/13/21(a)	300	277,781
Turkiye Is Bankasi AS 5.00%, 06/25/21(a)	200	198,688
5.38%, 10/06/21(a)	500	500,312
5.50%, 04/21/22(a)	400	398,500
6.00%, 10/24/22(a)	650	627,453
6.13%, 04/25/24(a)	700	681,625
7.00%, 06/29/28 (Call 06/29/23)(a)(b)	200	183,938
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(a)	400	415,750
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(a)	400	395,500
5.63%, 05/30/22(a)	400	392,500
5.75%, 01/30/23(a)	300	290,280
6.00%, 11/01/22(a)	200	193,000
6.88%, 02/03/25 (Call 02/03/20)(a)(b)	200	191,031
8.13%, 03/28/24(a)	400	412,000
Yapi ve Kredi Bankasi AS 5.50%, 12/06/22(a)	600	581,062
5.75%, 02/24/22(a)	400	401,000
5.85%, 06/21/24(a)	200	193,125
6.10%, 03/16/23(a)	200	198,625
8.25%, 10/15/24(a)	200	209,500
8.50%, 03/09/26 (Call 03/09/21)(a)(b)	400	397,250

		12,854,832

Security	Par (000)	Value

Ukraine — 0.3%
Metinvest BV 7.75%, 04/23/23 (Call 01/23/23)(a)	$400	$417,000
8.50%, 04/23/26 (Call 01/23/26)(a)	400	418,000
MHP SE, 7.75%, 05/10/24(a)	200	212,000

		1,047,000

United Arab Emirates — 0.3%
DAE Funding LLC 4.50%, 08/01/22 (Call 12/02/19)(a)	600	611,847
5.00%, 08/01/24 (Call 08/01/20)(a)	500	522,645

		1,134,492

United Kingdom — 0.1%
Gtlk Europe Capital DAC, 5.95%, 04/17/25(a)	400	427,250

Total Corporate Bonds & Notes — 49.0% (Cost: $159,868,958)		163,568,739

Foreign Government Obligations(d)

Argentina — 3.1%
Argentine Republic Government International Bond 4.63%, 01/11/23	900	362,813
5.63%, 01/26/22	1,628	688,339
5.88%, 01/11/28	2,350	898,875
6.63%, 07/06/28	480	187,950
6.88%, 04/22/21	2,425	1,093,523
6.88%, 01/26/27	2,224	877,785
6.88%, 01/11/48	1,650	649,687
7.13%, 07/06/36	1,120	437,850
7.13%, 06/28/2117	1,531	614,314
7.50%, 04/22/26	3,455	1,453,259
7.63%, 04/22/46	1,581	636,353
8.28%, 12/31/33	743	370,379
Series NY, 3.75%, 12/31/38(e)	2,750	1,105,276
Series NY, 8.28%, 12/31/33	2,078	1,061,636

		10,438,039

Azerbaijan — 0.3%
State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/23(a)	550	572,516
6.95%, 03/18/30(a)	400	479,875

		1,052,391

Bahrain — 1.8%
Bahrain Government International Bond 5.88%, 01/26/21(a)	350	360,938
6.00%, 09/19/44(a)	600	604,125
6.13%, 07/05/22(a)	1,000	1,067,812
6.13%, 08/01/23(a)	800	871,250
6.75%, 09/20/29(a)	600	682,500
7.00%, 01/26/26(a)	600	685,875
7.00%, 10/12/28(a)	800	922,500
7.50%, 09/20/47(a)	600	702,750

		5,897,750

Brazil — 5.9%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(a)	600	662,438
Brazilian Government International Bond 2.63%, 01/05/23	1,100	1,102,750
4.25%, 01/07/25	2,348	2,486,679
4.50%, 05/30/29 (Call 02/28/29)	800	843,750
4.63%, 01/13/28 (Call 10/13/27)	1,500	1,604,062

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
4.88%, 01/22/21	$1,511	$1,561,996
5.00%, 01/27/45	2,026	2,107,673
5.63%, 01/07/41	1,367	1,534,885
5.63%, 02/21/47	1,700	1,911,437
6.00%, 04/07/26	1,214	1,410,137
7.13%, 01/20/37	1,060	1,363,094
8.25%, 01/20/34	750	1,038,984
8.75%, 02/04/25	400	513,750
8.88%, 04/15/24	520	659,750
10.13%, 05/15/27	500	713,594

		19,514,979

Costa Rica — 0.7%
Costa Rica Government International Bond 4.25%, 01/26/23(a)	600	588,375
4.38%, 04/30/25(a)	400	383,250
5.63%, 04/30/43(a)	200	173,375
7.00%, 04/04/44(a)	462	456,514
7.16%, 03/12/45(a)	600	597,375

		2,198,889

Croatia — 0.8%
Croatia Government International Bond 5.50%, 04/04/23(a)	800	884,250
6.00%, 01/26/24(a)	900	1,036,125
6.38%, 03/24/21(a)	806	850,733

		2,771,108

Dominican Republic — 2.6%
Dominican Republic International Bond 5.50%, 01/27/25(a)	800	855,750
5.88%, 04/18/24(a)	640	684,800
5.95%, 01/25/27(a)	1,075	1,182,500
6.00%, 07/19/28(a)	650	720,484
6.40%, 06/05/49(a)	750	811,641
6.50%, 02/15/48(a)	450	491,484
6.60%, 01/28/24(a)	313	346,158
6.85%, 01/27/45(a)	1,190	1,343,213
6.88%, 01/29/26(a)	803	916,926
7.45%, 04/30/44(a)	850	1,020,266
7.50%, 05/06/21(a)	400	417,400

		8,790,622

Ecuador — 2.8%
Ecuador Government International Bond 7.88%, 01/23/28(a)	1,900	1,707,031
7.95%, 06/20/24(a)	1,145	1,107,430
8.75%, 06/02/23(a)	500	507,969
8.88%, 10/23/27(a)	1,300	1,219,156
9.63%, 06/02/27(a)	600	584,250
9.65%, 12/13/26(a)	1,044	1,028,992
10.75%, 03/28/22(a)	2,162	2,300,503
10.75%, 01/31/29(a)	1,000	1,018,438

		9,473,769

Egypt — 2.9%
Egypt Government International Bond 5.58%, 02/21/23(a)	600	617,844
5.88%, 06/11/25(a)	1,000	1,035,625
6.13%, 01/31/22(a)	1,300	1,343,875
6.20%, 03/01/24(a)	400	422,000
6.59%, 02/21/28(a)	614	624,745
6.88%, 04/30/40(a)	350	339,937
7.50%, 01/31/27(a)	1,200	1,300,500

Security	Par (000)	Value

Egypt (continued)
7.60%, 03/01/29(a)	$1,100	$1,166,000
7.90%, 02/21/48(a)	800	802,000
8.50%, 01/31/47(a)	1,200	1,260,375
8.70%, 03/01/49(a)	800	856,750

		9,769,651

El Salvador — 1.1%
El Salvador Government International Bond 5.88%, 01/30/25(a)	500	519,844
6.38%, 01/18/27(a)	500	524,375
7.12%, 01/20/50 (Call 07/20/49)(a)	600	614,250
7.63%, 02/01/41(a)	350	380,187
7.65%, 06/15/35(a)	500	545,469
7.75%, 01/24/23(a)	400	437,750
8.25%, 04/10/32(a)	200	230,750
8.63%, 02/28/29(a)	400	475,250

		3,727,875

Ghana — 1.1%
Ghana Government International Bond 7.63%, 05/16/29(a)	800	809,750
7.88%, 08/07/23(a)	400	436,375
8.13%, 01/18/26(a)	570	603,131
8.13%, 03/26/32(a)	700	707,875
8.63%, 06/16/49(a)	600	599,250
8.95%, 03/26/51(a)	500	506,563

		3,662,944

Guatemala — 0.6%
Guatemala Government Bond 4.38%, 06/05/27(a)	200	206,687
4.50%, 05/03/26(a)	400	419,250
4.88%, 02/13/28(a)	400	426,625
4.90%, 06/01/30 (Call 03/01/30)(a)	200	212,875
5.75%, 06/06/22(a)	400	428,000
6.13%, 06/01/50 (Call 12/01/49)(a)	400	471,375

		2,164,812

Ivory Coast — 0.4%
Ivory Coast Government International Bond 6.13%, 06/15/33(a)	800	785,250
6.38%, 03/03/28(a)	500	516,250

		1,301,500

Jamaica — 1.0%
Jamaica Government International Bond 6.75%, 04/28/28	900	1,065,656
7.88%, 07/28/45	900	1,191,937
8.00%, 03/15/39	700	931,438

		3,189,031

Jordan — 0.5%
Jordan Government International Bond 5.75%, 01/31/27(a)	400	414,250
6.13%, 01/29/26(a)	600	633,375
7.38%, 10/10/47(a)	600	633,187

		1,680,812

Lebanon — 1.6%
Lebanon Government International Bond 6.00%, 01/27/23(a)	700	414,750
6.10%, 10/04/22(a)	800	480,000
6.20%, 02/26/25(a)	350	199,500
6.25%, 05/27/22	300	179,156
6.25%, 11/04/24(a)	335	190,950

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lebanon (continued)
6.40%, 05/26/23	$300	$177,750
6.60%, 11/27/26(a)	750	416,250
6.65%, 04/22/24(a)	420	239,400
6.65%, 11/03/28(a)	500	278,750
6.65%, 02/26/30(a)	790	440,425
6.75%, 11/29/27(a)	600	333,000
6.85%, 03/23/27(a)	700	388,500
6.85%, 05/25/29	600	329,813
7.00%, 03/23/32(a)	500	278,750
7.05%, 11/02/35(a)	300	167,250
7.25%, 03/23/37(a)	400	226,000
8.25%, 04/12/21(a)	1,056	733,920

		5,474,164

Morocco — 0.4%
Morocco Government International Bond 4.25%, 12/11/22(a)	890	932,831
5.50%, 12/11/42(a)	400	481,375

		1,414,206

Nigeria — 1.9%
Nigeria Government International Bond 6.38%, 07/12/23(a)	200	210,438
6.50%, 11/28/27(a)	800	801,750
6.75%, 01/28/21(a)	400	414,125
7.14%, 02/23/30(a)	714	716,454
7.63%, 11/21/25(a)	700	762,562
7.63%, 11/28/47(a)	700	682,062
7.70%, 02/23/38(a)	800	799,250
7.88%, 02/16/32(a)	800	825,000
8.75%, 01/21/31(a)	400	440,625
9.25%, 01/21/49(a)	500	554,063

		6,206,329

Pakistan — 0.5%
Pakistan Government International Bond 6.88%, 12/05/27(a)	800	799,000
8.25%, 04/15/24(a)	427	464,096
8.25%, 09/30/25(a)	400	436,375

		1,699,471

Senegal — 0.5%
Senegal Government International Bond 6.25%, 07/30/24(a)	200	218,375
6.25%, 05/23/33(a)	900	919,969
6.75%, 03/13/48(a)	400	392,750

		1,531,094

Serbia — 0.3%
Serbia International Bond, 7.25%, 09/28/21(a)	850	926,500

South Africa — 3.3%
Republic of South Africa Government International Bond 4.30%, 10/12/28	1,000	965,250
4.67%, 01/17/24	900	939,094
4.85%, 09/27/27	600	609,750
4.85%, 09/30/29	1,000	987,500
4.88%, 04/14/26	700	721,437
5.00%, 10/12/46	500	458,750
5.38%, 07/24/44	700	671,781
5.65%, 09/27/47	800	784,750
5.75%, 09/30/49	1,700	1,641,860
5.88%, 05/30/22	450	484,594
5.88%, 09/16/25	1,086	1,183,401

Security	Par (000)	Value

South Africa (continued)
5.88%, 06/22/30	$800	$848,920
6.25%, 03/08/41	400	430,250
6.30%, 06/22/48	200	212,062

		10,939,399

Sri Lanka — 2.3%
Sri Lanka Government International Bond 5.75%, 01/18/22(a)	200	202,250
5.75%, 04/18/23(a)	700	701,969
5.88%, 07/25/22(a)	562	566,918
6.13%, 06/03/25(a)	300	295,875
6.20%, 05/11/27(a)	800	766,750
6.25%, 07/27/21(a)	578	586,851
6.35%, 06/28/24(a)	200	202,500
6.75%, 04/18/28(a)	600	585,750
6.83%, 07/18/26(a)	400	402,125
6.85%, 03/14/24(a)	700	722,610
6.85%, 11/03/25(a)	1,000	1,013,437
7.55%, 03/28/30(a)	800	807,000
7.85%, 03/14/29(a)	900	927,000

		7,781,035

Trinidad And Tobago — 0.3%
Trinidad & Tobago Government International Bond 4.38%, 01/16/24(a)	400	418,625
4.50%, 08/04/26(a)	400	415,750

		834,375

Turkey — 8.9%
Export Credit Bank of Turkey 5.00%, 09/23/21(a)	250	250,156
5.38%, 02/08/21(a)	200	200,750
5.38%, 10/24/23(a)	400	389,375
Turkey Government International Bond 3.25%, 03/23/23	700	665,000
4.25%, 04/14/26	700	637,875
4.88%, 10/09/26	1,660	1,556,769
4.88%, 04/16/43	1,729	1,377,257
5.13%, 03/25/22	549	555,005
5.13%, 02/17/28	1,200	1,119,375
5.63%, 03/30/21	1,086	1,112,471
5.75%, 03/22/24	1,250	1,260,156
5.75%, 05/11/47	1,976	1,697,508
6.00%, 03/25/27	1,921	1,905,992
6.00%, 01/14/41	1,703	1,525,782
6.13%, 10/24/28	1,000	987,188
6.25%, 09/26/22	1,383	1,431,405
6.35%, 08/10/24	1,200	1,235,625
6.63%, 02/17/45	1,479	1,405,512
6.75%, 05/30/40	1,075	1,044,094
6.88%, 03/17/36	1,491	1,467,237
7.25%, 12/23/23	1,200	1,279,875
7.25%, 03/05/38	600	615,750
7.38%, 02/05/25	2,070	2,222,662
7.63%, 04/26/29	1,500	1,610,156
8.00%, 02/14/34	813	895,062
11.88%, 01/15/30	800	1,103,750

		29,551,787

Ukraine — 2.7%
Ukraine Government International Bond 7.38%, 09/25/32(a)	1,600	1,673,000
7.75%, 09/01/21(a)	850	888,675

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ukraine (continued)
7.75%, 09/01/22(a)	$800	$850,400
7.75%, 09/01/23(a)	775	829,250
7.75%, 09/01/24(a)	718	768,978
7.75%, 09/01/25(a)	736	788,992
7.75%, 09/01/26(a)	800	861,200
7.75%, 09/01/27(a)	748	805,222
8.99%, 02/01/24(a)	500	555,750
9.75%, 11/01/28(a)	700	833,219
Ukreximbank Via Biz Finance PLC, 9.75%, 01/22/25(a)	250	265,000

		9,119,686

Venezuela — 0.4%
Venezuela Government International Bond 6.00%, 12/09/20(a)(f)	640	60,800
7.00%, 03/31/38(a)(f)	600	57,000
7.65%, 04/21/25(a)(f)	658	62,510
8.25%, 10/13/24(a)(f)	1,230	116,850
9.00%, 05/07/23(a)(f)	1,037	98,515
9.25%, 09/15/27(c)(f)	1,962	186,390
9.25%, 05/07/28(a)(f)	892	84,740
9.38%, 01/13/34(f)	730	69,350
11.75%, 10/21/26(a)(f)	1,435	136,325
11.95%, 08/05/31(a)(f)	2,030	192,850
12.75%, 08/23/22(a)(f)	1,430	135,850

		1,201,180

Vietnam — 0.2%
Vietnam Government International Bond, 4.80%, 11/19/24(a)	600	655,557

Total Foreign Government Obligations — 48.9% (Cost: $182,526,616)		162,968,955

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(g)(h)	3,849	$3,849,000

Total Short-Term Investments — 1.2% (Cost: $3,849,000)		3,849,000

Total Investments in Securities — 99.1% (Cost: $346,244,574)		330,386,694

Other Assets, Less Liabilities — 0.9%		2,991,460

Net Assets — 100.0%		$333,378,154

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. dollar denominated security issued by foreign domiciled entity.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	3,376	473	3,849	$3,849,000	$46,809	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$163,568,739	$—	$163,568,739
Foreign Government Obligations	—	162,968,955	—	162,968,955
Money Market Funds	3,849,000	—	—	3,849,000

	$3,849,000	$326,537,694	$—	$330,386,694

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments October 31, 2019	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Belgium — 0.3%
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(a)	EUR	100	$121,358

Canada — 2.1%
Baytex Energy Corp., 6.63%, 07/19/22 (Call 07/19/20)	CAD	75	56,107
Bombardier Inc., 6.13%, 05/15/21(a)	EUR	100	115,867
Brookfield Residential Properties Inc., 6.13%, 05/15/23 (Call 05/15/20)(a)	CAD	50	38,926
Cott Corp., 5.50%, 07/01/24 (Call 07/01/20)(a)	EUR	100	115,914
Iron Mountain Canada Operations ULC, 5.38%, 09/15/23 (Call 11/12/19)(a)	CAD	50	39,230
Mattamy Group Corp., 6.50%, 10/01/25 (Call 10/01/20)(b)	CAD	25	19,874
Parkland Fuel Corp.
5.63%, 05/09/25 (Call 05/09/20)	CAD	150	118,262
5.75%, 09/16/24 (Call 09/16/20)	CAD	100	78,936
Quebecor Media Inc., 6.63%, 01/15/23(b)	CAD	100	82,931
Southern Pacific Resource Corp., 8.75%, 01/25/18(b)(c)(d)	CAD	50	4
Videotron Ltd.
4.50%, 01/15/30	CAD	150	114,517
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	41,142
5.75%, 01/15/26 (Call 09/15/20)(a)	CAD	50	39,860

			861,570

Denmark — 1.0%
DKT Finance ApS, 7.00%, 06/17/23 (Call 06/17/20)(a)	EUR	100	117,903
TDC AS
5.00%, 03/02/22	EUR	100	122,397
6.88%, 02/23/23(a)	GBP	100	147,253

			387,553

Finland — 2.1%
Nokia OYJ
1.00%, 03/15/21 (Call 02/15/21)(a)	EUR	100	112,506
2.00%, 03/15/24 (Call 12/15/23)(a)	EUR	100	116,518
2.00%, 03/11/26 (Call 12/11/25)(a)	EUR	150	172,849
Teollisuuden Voima OYJ
1.13%, 03/09/26 (Call 12/09/25)(a)	EUR	200	220,937
2.13%, 02/04/25 (Call 11/04/24)(a)	EUR	100	117,931
2.63%, 01/13/23(a)	EUR	100	118,962

			859,703

France — 11.9%
Altice France SA/France
2.50%, 01/15/25 (09/15/21)(a)	EUR	100	111,918
3.38%, 01/15/28 (Call 09/15/22)(a)	EUR	200	223,338
5.88%, 02/01/27 (Call 02/01/22)(a)	EUR	150	184,521
Casino Guichard Perrachon SA
1.87%, 06/13/22 (Call 03/13/22)(a)	EUR	200	207,693
3.58%, 02/07/25 (Call 11/07/24)(a)	EUR	200	178,472
4.50%, 03/07/24 (Call 12/04/23)(a)	EUR	100	96,439
4.56%, 01/25/23(a)	EUR	200	207,066
5.98%, 05/26/21(a)	EUR	100	114,401
CMA CGM SA
5.25%, 01/15/25 (Call 10/15/20)(a)	EUR	200	150,055
7.75%, 01/15/21 (Call 01/15/20)(a)	EUR	100	92,320
Elis SA
1.00%, 04/03/25 (01/03/25)(a)	EUR	100	110,898
1.63%, 04/03/28 (Call 01/03/28)(a)	EUR	100	111,077
1.75%, 04/11/24 (Call 01/11/24)(a)	EUR	100	115,203
2.88%, 02/15/26 (Call 11/15/25)(a)	EUR	100	122,256
Europcar Mobility Group, 4.13%, 11/15/24 (Call 11/15/20)(a)	EUR	200	209,987

Security		Par (000)	Value

France (continued)
Faurecia SE
2.63%, 06/15/25 (Call 06/15/21)(a)	EUR	150	$171,590
3.13%, 06/15/26 (Call 06/15/22)(a)	EUR	100	116,308
3.13%, 06/15/26 ( 06/15/22)(a)	EUR	100	116,308
3.63%, 06/15/23 (Call 06/15/20)(a)	EUR	100	113,458
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 05/15/20)(a)	EUR	100	74,523
Loxam SAS
3.25%, 01/14/25 (Call 07/15/21)(a)	EUR	200	222,038
3.50%, 05/03/23 (Call 11/11/19)(a)	EUR	100	111,848
5.75%, 07/15/27 (Call 07/15/22)(a)	EUR	100	107,589
Orano SA
3.13%, 03/20/23 (Call 12/20/22)(a)	EUR	100	119,116
3.38%, 04/23/26 (Call 01/23/26)(a)	EUR	100	119,827
3.50%, 03/22/21(a)	EUR	100	116,173
4.88%, 09/23/24	EUR	200	260,208
Rexel SA
2.13%, 06/15/25 (Call 12/15/20)(a)	EUR	150	169,720
2.75%, 06/15/26 (Call 06/15/22)(a)	EUR	100	115,609
SPCM SA, 2.88%, 06/15/23 (Call 06/15/20)(a)	EUR	100	112,192
SPIE SA
2.63%, 06/18/26 (Call 12/18/25)(a)	EUR	100	116,136
3.13%, 03/22/24 (Call 09/22/23)(a)	EUR	100	119,983
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23 (Call 07/01/20)(a)	EUR	150	174,181
Vallourec SA
2.25%, 09/30/24(a)	EUR	100	71,619
6.63%, 10/15/22 (Call 10/15/20)(a)	EUR	100	94,167

			4,858,237

Germany — 7.9%
ADLER Real Estate AG
1.50%, 12/06/21 (Call 11/06/21)(a)	EUR	100	112,249
1.50%, 04/17/22 (Call 03/17/22)(a)	EUR	100	111,512
3.00%, 04/27/26 (Call 02/27/26)(a)	EUR	100	115,123
Deutsche Bank AG
2.75%, 02/17/25(a)	EUR	225	257,892
4.50%, 05/19/26(a)	EUR	100	121,526
Deutsche Lufthansa AG, 5.13%, 08/12/75 (Call 02/12/21)(a)(e)	EUR	100	117,750
K+S AG
2.63%, 04/06/23 (Call 01/06/23)(a)	EUR	100	114,936
3.25%, 07/18/24 (Call 04/18/24)(a)	EUR	100	116,982
4.13%, 12/06/21(a)	EUR	200	237,812
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(a)(e)	EUR	75	91,580
METRO AG
1.38%, 10/28/21(a)	EUR	100	114,074
1.50%, 03/19/25(a)	EUR	100	116,621
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 09/30/20)(a)	EUR	100	113,751
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 09/30/20)(a)	EUR	100	115,160
ProGroup AG, 3.00%, 03/31/26 (Call 03/31/21)(a)	EUR	100	108,747
RWE AG, 3.50%, 04/21/75 (Call 04/21/25)(a)(e)	EUR	50	61,092
thyssenkrupp AG
1.38%, 03/03/22 (Call 12/03/21)(a)	EUR	250	279,561
1.75%, 11/25/20 (Call 08/25/20)(a)	EUR	250	281,889
1.88%, 03/06/23 (Call 02/06/23)(a)	EUR	150	167,019
2.88%, 02/22/24 (Call 11/22/23)(a)	EUR	400	458,363

			3,213,639

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Greece — 1.0%
National Bank of Greece SA, 8.25%, 07/18/29 (Call 07/18/24)(a)(e)	EUR	100	$122,611
OTE PLC, 0.88%, 09/24/26(a)	EUR	150	169,430
Piraeus Group Finance PLC, 9.75%, 06/26/29 (Call 06/26/24)(a)(e)	EUR	100	119,240

			411,281

Ireland — 4.8%
Allied Irish Banks PLC, 4.13%, 11/26/25 (Call 11/26/20)(a)(e)	EUR	100	115,700
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 08/15/22)(a)	EUR	100	112,686
2.75%, 03/15/24 (03/15/20)(a)	EUR	100	113,600
4.13%, 05/15/23 (Call 05/15/20)(a)	EUR	200	227,420
4.75%, 07/15/27 (Call 07/15/22)(a)	GBP	100	133,326
Bank of Ireland Group PLC
2.38%, 10/14/29 (Call 10/14/24)(a)(e)	EUR	100	113,745
3.13%, 09/19/27 (Call 09/19/22)(a)(e)	GBP	100	128,965
eircom Finance DAC
1.75%, 11/01/24(a)	EUR	100	110,901
3.50%, 05/15/26 (Call 05/15/22)(a)	EUR	100	116,779
James Hardie International Finance DAC, 3.63%, 10/01/26 (Call 10/01/21)(a)	EUR	100	117,715
Smurfit Kappa Acquisitions ULC
2.38%, 02/01/24 (Call 11/01/23)(a)	EUR	100	119,944
2.88%, 01/15/26 (Call 10/15/25)(a)	EUR	225	273,947
Smurfit Kappa Treasury ULC, 1.50%, 09/15/27 (Call 06/15/27)(a)	EUR	125	139,114
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23 (Call 09/15/20)(a)	GBP	100	132,793

			1,956,635

Israel — 2.1%
Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/24(a)	EUR	300	268,632
1.25%, 03/31/23 (Call 12/31/22)(a)	EUR	300	293,489
1.63%, 10/15/28(a)	EUR	150	120,768
1.88%, 03/31/27 (Call 12/31/26)(a)	EUR	100	84,434
4.50%, 03/01/25 (Call 12/01/24)	EUR	100	103,139

			870,462

Italy — 15.8%
Banca IFIS SpA, 2.00%, 04/24/23(a)	EUR	100	110,645
Banca Monte dei Paschi di Siena SpA
3.63%, 09/24/24(a)	EUR	100	112,968
5.38%, 01/18/28 (Call 01/18/23)(a)(e)	EUR	100	86,408
10.50%, 07/23/29(a)	EUR	100	116,620
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(a)	EUR	100	112,484
Banco BPM SpA
1.75%, 04/24/23(a)	EUR	100	113,338
2.50%, 06/21/24(a)	EUR	100	115,943
2.75%, 07/27/20(a)	EUR	175	198,908
4.25%, 10/01/29(a)(e)	EUR	100	114,888
4.38%, 09/21/27 (Call 09/21/22)(a)(e)	EUR	100	116,037
6.00%, 11/05/20(a)	EUR	100	116,912
6.38%, 05/31/21(a)	EUR	100	120,129
BPER Banca, 5.13%, 05/31/27 (Call 05/31/22)(a)(e)	EUR	100	117,993
Fiat Chrysler Finance Europe SA, 4.75%, 07/15/22(a)	EUR	300	375,578
Iccrea Banca SpA, 1.50%, 10/11/22(a)	EUR	100	114,121
International Game Technology PLC, 3.50%, 06/15/26 (Call 06/15/22)(a)	EUR	150	177,550
Intesa Sanpaolo SpA 2.86%, 04/23/25(a)	EUR	100	119,177

Security		Par (000)	Value

Italy (continued)
3.93%, 09/15/26(a)	EUR	175	$220,138
6.63%, 09/13/23(a)	EUR	300	402,746
Leonardo SpA
1.50%, 06/07/24 (Call 03/07/24)(a)	EUR	125	143,272
4.50%, 01/19/21	EUR	100	117,088
5.25%, 01/21/22	EUR	100	123,487
Mediobanca Banca di Credito Finanziario SpA
3.75%, 06/16/26	EUR	75	90,661
5.00%, 11/15/20	EUR	100	116,577
5.75%, 04/18/23	EUR	50	63,803
Rossini Sarl, 6.75%, 10/30/25 (Call 10/30/21)(a)	EUR	100	123,363
Saipem Finance International BV
2.75%, 04/05/22(a)	EUR	100	116,533
3.00%, 03/08/21(a)	EUR	100	115,218
3.75%, 09/08/23(a)	EUR	100	122,913
Salini Impregilo SpA, 1.75%, 10/26/24(a)	EUR	150	151,550
Telecom Italia SpA/Milano
2.38%, 10/12/27 (Call 07/12/27)(a)	EUR	200	229,684
2.50%, 07/19/23(a)	EUR	100	117,600
2.88%, 01/28/26 (Call 10/28/25)(a)	EUR	100	118,122
3.25%, 01/16/23(a)	EUR	150	180,652
3.63%, 01/19/24(a)	EUR	100	122,489
3.63%, 05/25/26(a)	EUR	100	123,786
4.00%, 04/11/24 (Call 01/11/24)(a)	EUR	125	154,237
5.25%, 02/10/22(a)	EUR	100	124,488
Unione di Banche Italiane SpA
4.25%, 05/05/26 (Call 05/05/21)(a)(e)	EUR	200	231,680
4.38%, 07/12/29 (07/12/24)(a)(e)	EUR	150	173,628
5.88%, 03/04/29 (Call 03/04/24)(a)(e)	EUR	150	184,366
Unipol Gruppo SpA
3.00%, 03/18/25(a)	EUR	175	208,882
3.50%, 11/29/27 (Call 08/29/27)(a)	EUR	100	123,504
UnipolSai Assicurazioni SpA, 3.88%, 03/01/28(a)	EUR	100	115,805

			6,455,971

Japan — 2.5%
SoftBank Group Corp.
3.13%, 09/19/25 (Call 06/21/25)(a)	EUR	150	169,641
4.00%, 07/30/22 (Call 04/30/22)(a)	EUR	200	237,164
4.00%, 09/19/29 (06/21/29)(a)	EUR	100	114,075
4.50%, 04/20/25 (Call 01/20/25)(a)	EUR	100	120,558
5.00%, 04/15/28 (Call 01/16/28)(a)	EUR	300	367,198

			1,008,636

Luxembourg — 3.5%
Altice Financing SA, 5.25%, 02/15/23 (Call 02/15/20)(a)	EUR	100	114,476
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(a)	EUR	100	108,330
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)(a)	EUR	200	231,800
8.00%, 05/15/27 (Call 05/15/22)(a)	EUR	250	305,835
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22 (Call 11/01/19)(a)	GBP	100	122,254
INEOS Finance PLC, 2.13%, 11/15/25 (Call 11/15/20)(a)	EUR	100	107,997
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 08/01/20)(a)	EUR	100	113,971
Matterhorn Telecom SA
2.63%, 09/15/24 (09/15/21)(a)	EUR	100	113,622
3.13%, 09/15/26 (Call 09/15/22)(a)	EUR	100	111,866
4.00%, 11/15/27 (Call 11/15/22)(a)	EUR	100	116,355

			1,446,506

Netherlands — 6.0%
Axalta Coating Systems LLC, 4.25%, 08/15/24 (Call 08/15/20)(a)	EUR	100	114,656

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Constellium SE, 4.25%, 02/15/26 (Call 11/15/20)(a)	EUR	100	$115,279
InterXion Holding NV, 4.75%, 06/15/25 (Call 06/15/21)(a)	EUR	250	303,228
Lincoln Financing SARL, 3.63%, 04/01/24 (Call 10/01/20)(a)	EUR	100	113,577
OCI NV
3.13%, 11/01/24 (Call 11/01/21)(a)	EUR	100	113,846
5.00%, 04/15/23 (Call 04/15/20)(a)	EUR	100	116,257
Saipem Finance International BV, 2.63%, 01/07/25(a)	EUR	100	116,779
Selecta Group BV, 5.88%, 02/01/24 (Call 02/01/20)(a)	EUR	100	112,467
Sigma Holdco BV, 5.75%, 05/15/26 (Call 05/15/21)(a)	EUR	100	106,041
SNS Bank NV, 6.25%, 10/26/20(d)	EUR	50	0	(f)
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 6.50%, 10/01/26 (Call 10/01/21)(a)	EUR	100	112,209
Trivium Packaging Finance BV, 3.75%, 08/15/26 (Call 08/15/22)(a)	EUR	100	115,766
United Group BV, 4.88%, 07/01/24 (Call 07/01/20)(a)	EUR	100	115,291
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(a)	EUR	200	231,075
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(a)	EUR	100	117,297
Ziggo Bond Co. BV, 4.63%, 01/15/25 (Call 01/15/20)(a)	EUR	150	172,143
Ziggo BV
2.88%, 01/15/30 (Call 10/15/24)(a)	EUR	100	113,046
4.25%, 01/15/27 (Call 01/15/22)(a)	EUR	200	240,065

			2,429,022

Portugal — 1.5%
Banco Comercial Portugues SA, 4.50%, 12/07/27 (Call 12/07/22)(a)(e)	EUR	100	115,800
Caixa Geral de Depositos SA, 5.75%, 06/28/28 (Call 06/28/23)(a)(e)	EUR	100	125,935
EDP — Energias de Portugal SA
4.50%, 04/30/79 (Call 01/30/24)(a)(e)	EUR	200	247,645
5.38%, 09/16/75 (Call 03/16/21)(a)(e)	EUR	100	118,596

			607,976

Spain — 5.6%
ABANCA Corp. Bancaria SA, 4.63%, 04/07/30(a)(e)	EUR	100	114,816
Banco de Sabadell SA
1.13%, 03/27/25(a)	EUR	200	222,273
5.38%, 12/12/28 (Call 12/12/23)(a)(e)	EUR	100	125,418
5.63%, 05/06/26(a)	EUR	100	132,117
Bankia SA
3.38%, 03/15/27 (Call 03/15/22)(a)(e)	EUR	100	117,687
3.75%, 02/15/29 (Call 02/15/24)(a)(e)	EUR	200	241,927
Cellnex Telecom SA
2.38%, 01/16/24 (Call 10/16/23)(a)	EUR	100	118,182
2.88%, 04/18/25 (Call 01/18/25)(a)	EUR	100	121,644
3.13%, 07/27/22(a)	EUR	100	119,707
Cirsa Finance International Sarl
4.75%, 05/22/25 (Call 05/07/21)(a)	EUR	100	116,027
6.25%, 12/20/23 (Call 06/20/20)(a)	EUR	100	118,001
Distribuidora Internacional de Alimentacion SA, 0.88%, 04/06/23 (Call 01/06/23)(a)	EUR	100	48,822
El Corte Ingles SA, 3.00%, 03/15/24 (Call 10/15/20)(a)	EUR	100	115,963
Grifols SA, 3.20%, 05/01/25 (Call 05/01/20)(a)	EUR	200	227,644
Grupo Isolux Corsan SA, Series B, 6.00%, 12/30/21 (Call 12/02/19)(c)	EUR	141	79
Liberbank SA, 6.88%, 03/14/27 (Call 03/14/22)(a)(e)	EUR	100	122,334
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(a)(e)	EUR	175	224,143

			2,286,784

Security		Par (000)	Value

Sweden — 4.1%
Akelius Residential Property AB, 3.88%, 10/05/78 (Call 10/05/23)(a)(e)	EUR	100	$119,210
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(a)(e)	EUR	100	113,706
Intrum AB
2.75%, 07/15/22 (Call 07/15/20)(a)	EUR	100	112,811
3.00%, 09/15/27 ( 09/15/22)(a)	EUR	100	107,929
3.13%, 07/15/24 (Call 07/15/20)(a)	EUR	200	226,247
3.50%, 07/15/26 (Call 07/15/22)(a)	EUR	175	195,937
Telefonaktiebolaget LM Ericsson
0.88%, 03/01/21(a)	EUR	100	112,652
Series 7Y, 1.88%, 03/01/24(a)	EUR	100	117,792
Verisure Midholding AB, 5.75%, 12/01/23 (Call 12/01/19)(a)	EUR	200	229,861
Volvo Car AB
2.00%, 01/24/25 (Call 10/24/24)(a)	EUR	200	228,491
3.25%, 05/18/21(a)	EUR	100	116,424

			1,681,060

Switzerland — 0.8%
Dufry Finance SCA, 4.50%, 08/01/23 (Call 08/01/20)(a)	EUR	100	114,183
Dufry One BV, 2.50%, 10/15/24 (Call 10/15/20)(a)	EUR	200	228,962

			343,145

United Kingdom — 7.8%
Algeco Global Finance PLC, 6.50%, 02/15/23 (Call 02/15/20)(a)	EUR	100	111,230
Ardonagh Midco 3 PLC, 8.38%, 07/15/23 (Call 07/15/20)(a)	GBP	100	120,638
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 09/30/20)(a)	GBP	150	207,930
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (Call 10/01/20)(a)	GBP	100	133,826
Centrica PLC, 3.00%, 04/10/76 (Call 04/10/21)(a)(e)	EUR	150	170,689
eG Global Finance PLC
4.38%, 02/07/25 (Call 05/15/21)(a)	EUR	125	135,441
6.25%, 10/30/25 (Call 10/21/25)(a)	EUR	150	172,663
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24(a)	EUR	200	252,316
Fiat Chrysler Finance Europe SA, 4.75%, 03/22/21(a)	EUR	150	178,203
Heathrow Finance PLC, 3.88%, 03/01/27(a)	GBP	100	129,794
INEOS Finance PLC, 2.88%, 05/01/26 (Call 05/01/22)(a)	EUR	100	110,088
International Game Technology PLC, 2.38%, 04/15/28 (Call 04/15/23)(a)	EUR	100	110,780
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24(a)	EUR	100	100,870
2.75%, 01/24/21(a)	GBP	100	128,686
4.50%, 01/15/26(a)	EUR	150	157,889
Merlin Entertainments PLC, 2.75%, 03/15/22 (Call 12/15/21)(a)	EUR	150	176,765
Top Gun Realisations 74 PLC, 6.50%, 07/01/22 (Call 06/24/20)(a)(c)	GBP	25	5,783
Virgin Media Finance PLC, 4.50%, 01/15/25 (Call 01/15/20)(a)	EUR	100	114,544
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24 (Call 11/11/20)(a)	GBP	100	132,580
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)(a)	GBP	100	133,871
5.25%, 05/15/29 (Call 05/15/24)(a)	GBP	100	138,781
6.00%, 01/15/25 (Call 01/15/21)(a)(g)	GBP	100	143,000
6.25%, 03/28/29 (Call 01/15/21)(a)	GBP	90	123,740

			3,190,107

United States — 18.8%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(a)	EUR	175	164,342
AMC Entertainment Holdings Inc., 6.38%, 11/15/24 (Call 11/15/19)	GBP	100	123,939

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Aramark International Finance Sarl, 3.13%, 04/01/25 (Call 04/01/20)(a)	EUR	100	$114,537
Avantor Inc., 4.75%, 10/01/24 (Call 10/01/20)(a)	EUR	100	118,381
Avis Budget Finance PLC, 4.75%, 01/30/26 (Call 09/30/21)(a)	EUR	100	115,121
Ball Corp.
3.50%, 12/15/20	EUR	100	115,385
4.38%, 12/15/23	EUR	100	129,111
Bausch Health Companies Inc., 4.50%, 05/15/23 (Call 05/15/20)(a)	EUR	300	337,751
Belden Inc., 3.88%, 03/15/28 (Call 03/06/23)(a)	EUR	150	174,066
Chemours Co. (The), 4.00%, 05/15/26 (Call 05/15/21)	EUR	100	100,489
Coty Inc., 4.75%, 04/15/26 (Call 04/15/21)(a)	EUR	100	113,954
Crown European Holdings SA
0.75%, 02/15/23 (Call 01/15/23)(a)	EUR	100	111,327
2.25%, 02/01/23 (Call 11/01/22)(a)	EUR	100	116,513
2.63%, 09/30/24 (Call 03/30/24)(a)	EUR	125	148,628
2.88%, 02/01/26 (Call 08/01/25)(a)	EUR	100	119,474
3.38%, 05/15/25 (Call 11/15/24)(a)	EUR	100	122,691
Darling Global Finance BV, 3.63%, 05/15/26 (Call 05/15/21)(a)	EUR	100	117,499
Energizer Gamma Acquisition BV, 4.63%, 07/15/26 (Call 07/15/21)(a)	EUR	100	117,410
Equinix Inc.
2.88%, 10/01/25 (Call 10/01/20)	EUR	150	172,870
2.88%, 02/01/26 (Call 02/01/21)	EUR	300	347,837
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(a)	EUR	100	123,217
Hertz Holdings Netherlands BV, 5.50%, 03/30/23 (Call 03/30/20)(a)	EUR	100	114,529
Infor U.S. Inc., 5.75%, 05/15/22 (Call 05/15/20)	EUR	100	112,904
International Game Technology PLC
3.50%, 07/15/24 (Call 01/15/24)(a)	EUR	125	149,862
4.75%, 03/05/20(a)	EUR	100	113,181
IQVIA Inc.
2.25%, 01/15/28 (Call 07/15/22)(a)	EUR	150	171,008
2.88%, 09/15/25 (Call 09/15/20)(a)	EUR	100	114,629
3.25%, 03/15/25 (Call 03/15/20)(a)	EUR	250	285,085
3.50%, 10/15/24 (Call 10/15/20)(a)	EUR	100	113,720
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/15/20)(a)	GBP	100	129,389
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	119,049
Liberty Mutual Group Inc., 3.63%, 05/23/59
(Call 05/23/24)(a)(e)	EUR	100	115,852
LKQ European Holdings BV
3.63%, 04/01/26 (Call 04/01/21)(a)	EUR	100	116,060
4.13%, 04/01/28 (Call 04/01/23)(a)	EUR	100	121,058
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (Call 01/01/24)(a)	EUR	100	124,709
Mauser Packaging Solutions Holding Co., 4.75%, 04/15/24 (Call 04/15/20)(a)	EUR	100	115,019
MPT Operating Partnership LP/MPT Finance Corp.
3.33%, 03/24/25 (Call 12/24/24)	EUR	100	123,738
4.00%, 08/19/22 (Call 05/19/22)	EUR	100	121,756
Netflix Inc.
3.63%, 05/15/27	EUR	250	293,265
3.63%, 06/15/30 (Call 03/15/30)(a)	EUR	150	167,019
3.88%, 11/15/29(a)	EUR	200	228,324
4.63%, 05/15/29(a)	EUR	200	243,764
OI European Group BV 3.13%, 11/15/24 (Call 08/15/24)(a)	EUR	100	115,074

Security		Par/ Shares (000)		Value

United States (continued)
4.88%, 03/31/21(a)	EUR	100		$118,151
Panther BF Aggregator 2 LP/Panther Finance Co. Inc., 4.38%, 05/15/26 (Call 05/15/22)(a)	EUR	125		140,512
Refinitiv U.S. Holdings Inc., 4.50%, 05/15/26 (Call 11/15/21)(a)	EUR	250		301,865
Scientific Games International Inc., 5.50%, 02/15/26 (Call 02/15/21)(a)	EUR	100		108,781
Sealed Air Corp., 4.50%, 09/15/23 (06/15/23)(a)	EUR	100		127,238
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 03/15/20)	EUR	100		113,996
Spectrum Brands Inc., 4.00%, 10/01/26 (10/01/21)(a)	EUR	100		117,539
Tenneco Inc., 5.00%, 07/15/24 (Call 07/15/20)(a)	EUR	100		110,504
WMG Acquisition Corp., 3.63%, 10/15/26 (Call 10/15/21)(a)	EUR	100		117,624

				7,669,746

Total Corporate Bonds & Notes — 99.6% (Cost: $42,866,824)				40,659,391

Common Stocks

South Africa — 0.0%
Sentry Holdings Ltd.Class A		0	(h)	0	(f)

United Kingdom — 0.0%
New Look Retails Holdings Ltd.(d)		53		862

Total Common Stocks — 0.0% (Cost: $159,437)				862

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(i)(j)		14		14,000

Total Short-Term Investments — 0.0% (Cost: $14,000)				14,000

Total Investments in Securities — 99.6% (Cost: $43,040,261)				40,674,253

Other Assets, Less Liabilities — 0.4%				164,062

Net Assets — 100.0%				$40,838,315

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(f)	Rounds to less than $1.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Rounds to less than 1,000.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® International High Yield Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	13	1	14	$14,000	$628	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$40,659,387	$4	$40,659,391
Common Stocks	—	—	862	862
Money Market Funds	14,000	—	—	14,000

	$14,000	$40,659,387	$866	$40,674,253

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 1.7%
Adecoagro SA, 6.00%, 09/21/27 (Call 09/21/22)(a)	$150	$144,609
Agua y Saneamientos Argentinos SA, 6.63%, 02/01/23 (Call 02/01/21)(a)	150	58,875
Arcor SAIC, 6.00%, 07/06/23 (Call 07/06/20)(a)	225	201,305
Genneia SA, 8.75%, 01/20/22 (Call 01/20/20)(a)	100	67,469
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(a)	300	239,437
Rio Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 02/01/22)(a)	150	86,156
Stoneway Capital Corp., 10.00%, 03/01/27 (Call 03/01/22)(a)	266	132,505
Tecpetrol SA, 4.88%, 12/12/22 (Call 12/12/20)(a)(b)	200	184,469
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(a)	150	125,400
YPF SA
6.95%, 07/21/27(a)(b)	425	317,820
7.00%, 12/15/47 (Call 06/15/47)(a)(b)	350	248,391
8.50%, 07/28/25(a)	600	475,200
8.50%, 06/27/29 (Call 03/27/29)(a)(b)	200	151,844
8.75%, 04/04/24(a)	430	356,900

		2,790,380

Bahrain — 0.1%
BBK BSC, 5.50%, 07/09/24(a)	200	202,500

Brazil — 6.8%
Banco BTG Pactual SA/Cayman Islands, 5.50%, 01/31/23(a)(b)	200	210,687
Banco do Brasil SA/Cayman
4.63%, 01/15/25(a)	200	208,553
4.75%, 03/20/24(a)	200	209,938
5.88%, 01/19/23(a)(b)	200	215,062
6.25%, (Call 04/15/24)(a)(c)(d)	200	197,960
9.00%, (Call 06/18/24)(a)(c)(d)	200	227,800
9.25%, (Call 04/15/23)(a)(c)(d)	200	226,752
Braskem Netherlands Finance BV 3.50%, 01/10/23(a)(b)	200	202,875
4.50%, 01/10/28(a)(b)	200	200,700
BRF SA, 4.88%, 01/24/30 (Call 10/24/28)(e)	200	198,730
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(a)(b)	200	233,187
CSN Islands XII Corp., 7.00%, (Call 12/23/19)(a)(c)	100	87,868
CSN Resources SA, 7.63%, 02/13/23 (Call 02/13/21)(a)	200	207,063
Embraer Netherlands Finance BV 5.05%, 06/15/25	227	249,274
5.40%, 02/01/27	50	56,531
Fibria Overseas Finance Ltd. 5.25%, 05/12/24	50	53,812
5.50%, 01/17/27(b)	100	109,000
Gerdau Trade Inc., 4.88%, 10/24/27(a)	200	211,769
Gol Finance Inc., 7.00%, 01/31/25 (Call 01/31/22)(a)	50	51,226
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(a)	150	165,328
Itau Unibanco Holding SA/Cayman Islands 5.13%, 05/13/23(a)(b)	200	212,006
5.50%, 08/06/22(a)	200	211,600
5.65%, 03/19/22(a)(b)	200	211,217
6.50%, (Call 03/19/23)(a)(b)(c)(d)	200	207,784
JBS Investments II GmbH 5.75%, 01/15/28 (Call 07/15/22)(a)	200	208,750
7.00%, 01/15/26 (Call 01/15/22)(a)	200	217,000

Security	Par (000)	Value

Brazil (continued)
JBS USA LUX SA/JBS USA Finance Inc., 5.88%, 07/15/24 (Call 12/02/19)(a)	$75	$77,624
Klabin Austria GmbH, 5.75%, 04/03/29 (Call 01/03/29)(a)	200	212,000
MARB BondCo PLC, 6.88%, 01/19/25 (Call 01/19/21)(a)	200	208,125
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(a)	200	209,500
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 05/14/22)(a)(b)	200	212,100
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 12/01/20)(a)(f)	50	28,710
Odebrecht Offshore Drilling Finance Ltd., 7.72%, (7.72% PIK), 12/01/26 (Call 12/01/21)(a)(b)(f)	157	38,390
Oi SA, 10.00%, (10.00% PIK), 07/27/25(f)	200	181,750
Petrobras Global Finance BV 4.38%, 05/20/23	150	156,563
5.30%, 01/27/25	218	236,639
5.63%, 05/20/43	100	105,656
5.75%, 02/01/29	200	222,006
6.00%, 01/27/28	325	364,670
6.13%, 01/17/22	150	160,822
6.25%, 03/17/24(b)	225	252,148
6.75%, 01/27/41	100	115,844
6.85%, 06/05/2115	300	344,040
6.88%, 01/20/40	148	172,753
6.90%, 03/19/49(b)	200	231,772
7.25%, 03/17/44	150	182,250
7.38%, 01/17/27(b)	250	302,750
8.75%, 05/23/26(b)	300	384,000
Rumo Luxembourg Sarl, 5.88%, 01/18/25 (Call 01/18/22)(a)	200	212,375
St. Marys Cement Inc. Canada, 5.75%, 01/28/27 (Call 10/28/26)(a)	200	225,000
Suzano Austria GmbH 5.00%, 01/15/30 (Call 10/15/29)	200	206,000
6.00%, 01/15/29 (Call 10/15/28)	400	441,200
Ultrapar International SA, 5.25%, 06/06/29(a)	200	208,625
Vale Overseas Ltd. 4.38%, 01/11/22(b)	100	104,100
6.25%, 08/10/26(b)	200	233,160
6.88%, 11/21/36	100	126,388
6.88%, 11/10/39	200	255,687
Vale SA, 5.63%, 09/11/42(b)	100	113,313

		11,318,432

Chile — 4.2%
AES Gener SA, 7.13%, 03/26/79 (Call 04/07/24)(a)(b)(d)	200	207,938
Banco de Credito e Inversiones SA 3.50%, 10/12/27(a)(b)	200	208,437
4.00%, 02/11/23(a)	200	208,562
Celulosa Arauco y Constitucion SA 4.25%, 04/30/29 (Call 01/30/29)(a)	200	203,400
4.50%, 08/01/24 (Call 05/01/24)	200	208,312
5.50%, 04/30/49 (Call 10/30/48)(a)(b)	200	211,103
Cencosud SA 4.38%, 07/17/27 (Call 04/17/27)(a)(b)	400	400,513
4.88%, 01/20/23(a)	200	207,790
5.15%, 02/12/25 (Call 11/12/24)(a)	200	211,000
Colbun SA, 4.50%, 07/10/24 (Call 04/11/24)(a)	400	422,404
Corp. Group Banking SA, 6.75%, 03/15/23 (Call 11/29/19)(a)	250	243,437
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(a)(b)	200	173,500
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/26 (Call 05/03/26)(a)	200	208,500
4.88%, 10/30/24(a)	600	626,400

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chile (continued)
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	$200	$206,688
Enel Chile SA, 4.88%, 06/12/28	300	331,875
GNL Quintero SA, 4.63%, 07/31/29(a)	400	422,600
Inversiones CMPC SA, 4.38%, 04/04/27(a)	200	207,394
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(a)	600	621,000
Latam Finance Ltd. 6.88%, 04/11/24 (Call 04/11/21)(a)	200	211,500
7.00%, 03/01/26 (Call 03/01/23)(a)	400	430,500
SACI Falabella, 3.75%, 04/30/23(a)	200	204,875
Telefonica Chile SA, 3.88%, 10/12/22(a)	200	204,575
VTR Finance BV, 6.88%, 01/15/24 (Call 11/12/19)(a)	400	410,000

		6,992,303

China — 8.7%
Agile Group Holdings Ltd., 8.38%, (Call 12/04/23)(a)(c)(d)	200	206,000
Alibaba Group Holding Ltd. 3.40%, 12/06/27 (Call 09/06/27)	300	310,716
3.60%, 11/28/24 (Call 08/28/24)	200	209,232
4.00%, 12/06/37 (Call 06/06/37)	200	214,761
4.20%, 12/06/47 (Call 06/06/47)	200	224,534
Azure Nova International Finance Ltd., 3.50%, 03/21/22(a)	200	202,860
Baidu Inc. 3.50%, 11/28/22	200	205,562
4.13%, 06/30/25	200	213,000
Bank of China Ltd./Hong Kong 2.95%, 03/08/23, (3 mo. LIBOR US + 0.850%)(a)(g)	200	200,640
3.88%, 06/30/25(a)	200	213,562
Bank of China Ltd./Macau, 2.88%, 04/20/22(a)	200	202,375
Bank of Communications Co. Ltd./Hong Kong, 2.97%, 05/17/23, (3 mo. LIBOR US + 0.85%)(a)(g)	200	200,150
BOC Aviation Ltd., 3.24%, 09/26/23 (Call 08/26/23), (3 mo. LIBOR US + 1.125%)(a)(b)(g)	200	199,953
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(a)	200	211,817
China Cinda Finance 2017 I Ltd. 3.88%, 02/08/23(a)	200	206,596
4.75%, 02/21/29(a)	200	225,312
China Construction Bank Corp. 3.88%, 05/13/25 (Call 05/13/20)(a)(d)	200	200,750
4.25%, 02/27/29 (Call 02/27/24)(a)(d)	200	209,875
China Evergrande Group 8.25%, 03/23/22 (Call 03/23/20)(a)	200	185,250
8.75%, 06/28/25 (Call 06/28/21)(a)	200	167,500
10.50%, 04/11/24 (Call 04/11/22)(a)	200	185,563
China Overseas Finance Cayman VI Ltd., 5.95%, 05/08/24(a)	200	226,250
China Overseas Finance Cayman VII Ltd., 4.25%, 04/26/23(a)	200	209,822
China Railway Xunjie Co. Ltd., 2.88%, 07/25/22(a)	200	201,875
CITIC Ltd. 3.13%, 02/28/22(a)	200	201,625
3.88%, 02/28/27(a)	200	209,250
CMHI Finance BVI Co. Ltd., 4.38%, 08/06/23(a)	200	210,869
CNOOC Finance 2012 Ltd., 3.88%, 05/02/22(a)	200	207,187
CNOOC Finance 2015 USA LLC, 4.38%, 05/02/28	200	222,000
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/24	200	213,687
CNPC General Capital Ltd., 3.40%, 04/16/23(a)(b)	200	205,937
Country Garden Holdings Co. Ltd. 4.75%, 07/25/22 (Call 07/25/20)(a)	200	201,250
7.25%, 04/08/26 (Call 04/08/23)(a)	200	216,625
CRCC Yuxiang Ltd., 3.50%, 05/16/23(a)	200	205,125
Easy Tactic Ltd., 5.75%, 01/13/22 (Call 01/13/20)(a)	200	194,125

Security	Par (000)	Value

China (continued)
Fortune Star BVI Ltd., 5.25%, 03/23/22 (Call 03/23/20)(a)	$200	$199,250
Franshion Brilliant Ltd., 4.00%, (Call 01/03/23)(a)(c)(d)	200	198,438
Huarong Finance 2017 Co. Ltd. 4.50%, (Call 01/24/22)(a)(c)(d)	400	407,875
4.75%, 04/27/27(a)	200	215,812
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29(a)	200	211,875
Huarong Finance II Co. Ltd., 5.50%, 01/16/25(a)	200	219,875
ICBCIL Finance Co. Ltd., 3.75%, 03/05/24(a)	400	415,750
Industrial & Commercial Bank of China Ltd./London, 2.79%, 10/25/23, (3 mo. LIBOR US + 0.850%)(a)(g)	400	401,104
Industrial & Commercial Bank of China Ltd./Singapore 2.77%, 04/25/24, (3 mo. LIBOR US + 0.830%)(a)(g)	200	200,360
2.89%, 04/24/22, (3 mo. LIBOR US + 0.950%)(a)(g)	200	201,142
JD.com Inc., 3.88%, 04/29/26	200	207,250
Kaisa Group Holdings Ltd. 8.50%, 06/30/22 (Call 06/30/20)(a)	200	189,563
9.38%, 06/30/24 (Call 06/30/21)(a)	200	180,125
KWG Group Holdings Ltd., 6.00%, 09/15/22 (Call 03/15/20)(a)	200	199,125
Lenovo Group Ltd., 4.75%, 03/29/23(a)	200	204,063
Nexen Inc. 6.40%, 05/15/37	200	279,812
7.50%, 07/30/39	200	318,187
Poly Real Estate Finance Ltd., 3.88%, 03/25/24(a)	200	205,687
Proven Honour Capital Ltd., 4.13%, 05/19/25(a)	400	415,250
Shimao Property Holdings Ltd., 4.75%, 07/03/22 (Call 07/03/20)(a)	200	205,062
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27(a)	200	213,105
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23(a)	200	204,313
Sunac China Holdings Ltd., 7.95%, 08/08/22 (Call 08/08/20)(a)	200	204,063
Tencent Holdings Ltd. 3.28%, 04/11/24 (Call 03/11/24)(a)	200	205,482
3.60%, 01/19/28 (Call 10/19/27)(a)	300	311,653
3.93%, 01/19/38 (Call 07/19/37)(a)	200	212,860
3.98%, 04/11/29 (Call 01/11/29)(a)	200	215,360
Tsinghua Unic Ltd., 5.38%, 01/31/23(a)	200	168,938
Vanke Real Estate Hong Kong Co. Ltd., 4.15%, 04/18/23(a)	200	206,482
Yingde Gases Investment Ltd., 6.25%, 01/19/23 (Call 01/19/21)(a)(b)	200	205,063

		14,544,559

Colombia — 4.7%
AI Candelaria Spain SLU, 7.50%, 12/15/28 (Call 09/15/28)(a)	250	281,562
Banco Davivienda SA, 5.88%, 07/09/22(a)(b)	200	213,562
Banco de Bogota SA 4.38%, 08/03/27(a)	200	213,313
5.38%, 02/19/23(a)(b)	200	213,092
6.25%, 05/12/26(a)	400	453,125
Bancolombia SA 4.88%, 10/18/27 (Call 10/18/22)(b)(d)	400	412,625
5.13%, 09/11/22	293	310,156
Colombia Telecomunicaciones SA ESP 5.38%, 09/27/22 (Call 11/29/19)(a)(b)	400	403,625
8.50%, (Call 03/30/20)(a)(c)(d)	100	101,778
Ecopetrol SA 4.13%, 01/16/25	383	401,899
5.38%, 06/26/26 (Call 03/26/26)	735	825,497
5.88%, 09/18/23	650	722,800
5.88%, 05/28/45	800	922,075
7.38%, 09/18/43	250	332,344

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
Grupo Aval Ltd., 4.75%, 09/26/22(a)	$400	$417,483
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Call 01/29/26)(a)	200	223,687
Millicom International Cellular SA 5.13%, 01/15/28 (Call 09/15/22)(a)	400	412,375
6.00%, 03/15/25 (Call 03/15/20)(a)	200	207,000
6.25%, 03/25/29 (Call 03/25/24)(a)(b)	200	216,808
6.63%, 10/15/26 (Call 10/15/21)(a)	200	217,250
SURA Asset Management SA, 4.88%, 04/17/24(a)	100	107,938
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(a)	200	231,375

		7,841,369

Congo, The Democratic Republic — 0.1%
HTA Group Ltd./Mauritius, 9.13%, 03/08/22 (Call 11/11/19)(a)	200	208,230

Ghana — 0.5%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(a)	200	208,563
Tullow Oil PLC 6.25%, 04/15/22 (Call 11/12/19)(a)(b)	200	201,500
7.00%, 03/01/25 (Call 03/01/21)(a)	400	411,000

		821,063

Guatemala — 0.4%
Central American Bottling Corp., 5.75%, 01/31/27 (Call 01/31/22)(a)	100	105,188
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24 (Call 12/13/19)(a)	200	205,937
Industrial Senior Trust, 5.50%, 11/01/22(a)(b)	300	312,797

		623,922

Hong Kong — 5.5%
AIA Group Ltd. 3.60%, 04/09/29 (Call 01/09/29)(a)	200	212,400
3.90%, 04/06/28 (Call 01/06/28)(a)	200	216,750
4.50%, 03/16/46 (Call 09/16/45)(a)(b)	200	238,703
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(a)(c)(d)	600	642,000
Bank of East Asia Ltd. (The) 4.00%, 11/03/26 (Call 11/03/21)(a)(d)	200	202,688
5.50%, (Call 12/02/20)(a)(c)(d)	150	151,219
Celestial Dynasty Ltd., 4.25%, 06/27/29(a)	200	202,625
Celestial Miles Ltd., 5.75%, (Call 01/31/24)(a)(c)(d)	200	210,062
China CITIC Bank International Ltd., 7.10%, (Call 11/06/23)(a)(c)(d)	200	216,125
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(a)	600	596,812
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(e)	200	199,468
CK Hutchison International 19 Ltd. 3.25%, 04/11/24 (Call 03/11/24)(a)(b)	200	204,833
3.63%, 04/11/29 (Call 01/11/29)(a)	200	211,922
FWD Group Ltd., 5.75%, 07/09/24(a)	200	206,550
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(a)	200	199,063
HLP Finance Ltd., 4.75%, 06/25/22(a)	200	209,187
Hongkong Electric Finance Ltd., 2.88%, 05/03/26(a)	200	201,063
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/22(a)	200	210,187
Hutchison Whampoa International 11 Ltd., 4.63%, 01/13/22(a)	600	628,875
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(a)	100	148,046
IFC Development Corporate Treasury Ltd., 3.63%, 04/17/29(a)	200	211,625
Industrial & Commercial Bank of China Asia Ltd., 4.25%, (Call 07/21/21)(a)(c)(d)	200	201,375

Security	Par (000)	Value

Hong Kong (continued)
Link Finance Cayman 2009 Ltd. (The), 3.60%, 09/03/24(a)	$200	$208,687
Melco Resorts Finance Ltd. 5.25%, 04/26/26 (Call 04/26/22)(a)	200	207,250
5.63%, 07/17/27 (Call 07/17/22)(a)	200	209,250
Nan Fung Treasury II Ltd., 5.50%, (Call 05/29/20)(a)(c)	200	199,750
Nanyang Commercial Bank Ltd., 5.00%, (Call 06/02/22)(a)(c)(d)	200	198,563
New World China Land Ltd., 4.75%, 01/23/27(a)	200	210,125
NWD Finance BVI Ltd. 5.75%, (Call 10/05/21)(a)(c)	200	201,063
6.25%, (Call 03/07/24)(a)(c)	200	203,400
NWD MTN Ltd., 4.13%, 07/18/29(a)	200	201,063
OVPH Ltd., 5.88%, (Call 03/01/21)(a)(c)	200	204,780
PCPD Capital Ltd., 4.75%, 03/09/22(a)	200	201,750
Radiant Access Ltd., 4.60%, (Call 05/18/20)(a)(c)	400	396,875
Sun Hung Kai Properties Capital Market Ltd. 3.63%, 01/16/23(a)	200	206,250
4.50%, 02/14/22(a)	200	209,062
Swire Pacific MTN Financing Ltd., 4.50%, 10/09/23(a)	200	213,687
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(a)	200	208,812

		9,201,945

India — 4.9%
ABJA Investment Co. Pte Ltd. 5.45%, 01/24/28(a)	200	194,492
5.95%, 07/31/24(a)	200	209,812
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(a)	200	212,068
Adani Ports & Special Economic Zone Ltd. 3.38%, 07/24/24(a)	400	403,319
4.00%, 07/30/27 (Call 06/30/27)(a)	200	204,063
Axis Bank Ltd./Dubai, 3.00%, 08/08/22(a)	200	200,750
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(a)	200	206,562
Bharti Airtel International Netherlands BV, 5.35%, 05/20/24(a)(b)	200	210,562
Bharti Airtel Ltd., 4.38%, 06/10/25(a)(b)	400	402,564
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(a)	200	212,062
Canara Bank/London, 3.25%, 08/10/22(a)	200	201,712
Delhi International Airport Ltd., 6.13%, 10/31/26(a)	200	214,222
Greenko Dutch BV, 5.25%, 07/24/24 (Call 07/24/20)(a)	200	201,875
Greenko Solar Mauritius Ltd., 5.55%, 01/29/25 (Call 01/29/21)(a)	200	199,750
ICICI Bank Ltd./Dubai 3.25%, 09/09/22(a)	200	201,820
4.00%, 03/18/26(a)	250	261,641
Indian Oil Corp. Ltd., 4.75%, 01/16/24(a)	400	426,000
JSW Steel Ltd., 5.25%, 04/13/22(a)	200	202,625
NTPC Ltd. 4.25%, 02/26/26(a)	200	212,000
4.38%, 11/26/24(a)	200	212,250
Oil India Ltd., 5.38%, 04/17/24(a)	200	218,875
ONGC Videsh Ltd. 3.75%, 05/07/23(a)	200	205,688
4.63%, 07/15/24(a)	200	213,937
Power Finance Corp. Ltd., 4.50%, 06/18/29(a)	200	209,625
REC Ltd., 5.25%, 11/13/23(a)	200	214,990
Reliance Holdings USA Inc., 5.40%, 02/14/22(a)	250	265,547
Reliance Industries Ltd. 3.67%, 11/30/27(a)	250	261,797
4.13%, 01/28/25(a)	250	266,250
4.88%, 02/10/45(a)	250	299,941

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

India (continued)
State Bank of India/London 3.25%, 01/24/22(a)	$200	$202,188
4.38%, 01/24/24(a)	200	211,625
4.88%, 04/17/24(a)	200	216,000
Vedanta Resources Finance II PLC, 9.25%, 04/23/26 (Call 04/23/23)(a)(b)	200	199,250
Vedanta Resources Ltd., 7.13%, 05/31/23(a)	400	396,625

		8,172,487

Indonesia — 2.4%
Bank Mandiri Persero Tbk PT, 3.75%, 04/11/24(a)	400	413,625
Bank Rakyat Indonesia Persero Tbk PT 3.95%, 03/28/24(a)	200	208,500
4.63%, 07/20/23(a)	200	212,711
Eterna Capital Pte Ltd., Series B, 8.00%, (8.00% PIK), 12/11/22 (Call 12/02/19)(f)	209	122,965
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/09/21)(a)	250	238,250
Listrindo Capital BV, 4.95%, 09/14/26 (Call 09/14/21)(a)	200	203,875
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)	395	461,509
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(a)	200	202,885
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25 (Call 01/30/22)(a)(b)	200	202,250
Minejesa Capital BV 4.63%, 08/10/30(a)	400	411,500
5.63%, 08/10/37(a)	400	433,625
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24(a)	400	433,875
Saka Energi Indonesia PT, 4.45%, 05/05/24(a)	200	202,000
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (Call 04/24/26)(a)	184	193,200

		3,940,770

Israel — 3.9%
Altice Financing SA 6.63%, 02/15/23 (Call 12/02/19)(a)	800	821,760
7.50%, 05/15/26 (Call 05/15/21)(a)	800	851,000
Israel Chemicals Ltd., 6.38%, 05/31/38 (Call 11/30/37)(e)	250	301,719
Israel Electric Corp. Ltd. 4.25%, 08/14/28(e)	400	434,625
6.88%, 06/21/23(a)	200	227,812
Series 6, 5.00%, 11/12/24(e)	400	441,125
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22(b)	200	182,000
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	200	165,500
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23(b)	986	855,355
3.15%, 10/01/26	1,051	791,686
4.10%, 10/01/46	740	508,750
6.00%, 04/15/24 (Call 01/15/24)(b)	500	468,750
6.75%, 03/01/28 (Call 12/01/27)(b)	500	451,500

		6,501,582

Jamaica — 0.5%
Digicel Group One Ltd., 8.25%, 12/30/22 (Call 12/30/20)(a)	625	366,211
Digicel Group Two Ltd. 8.25%, 09/30/22 (Call 09/30/20)(a)	50	12,500
9.13%, (9.13% PIK), 04/01/24 (Call 11/29/19)(a)(f)	202	35,161
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24 (Call 05/25/21)(a)	200	189,250
Digicel Ltd., 6.75%, 03/01/23 (Call 11/14/19)(a)	400	210,125

		813,247

Security	Par (000)	Value

Kazakhstan — 0.4%
Halyk Savings Bank of Kazakhstan JSC, 5.50%, 12/21/22 (Call 12/03/19)(a)	$147	$147,807
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 11/11/19)(a)	200	107,500
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26(a)	400	419,400

		674,707

Kuwait — 1.5%
Al Ahli Bank of Kuwait KSCP, 3.50%, 04/05/22(a)	200	203,250
Burgan Bank SAK, 5.75%, (Call 07/09/24)(a)(c)(d)	200	200,750
Equate Petrochemical BV 3.00%, 03/03/22(a)	450	451,125
4.25%, 11/03/26(a)	600	639,750
Equate Sukuk Spc Ltd., 3.94%, 02/21/24(a)	200	206,812
Kuwait Projects Co. SPC Ltd. 4.50%, 02/23/27(a)	200	203,563
5.00%, 03/15/23(a)	200	210,750
NBK SPC Ltd., 2.75%, 05/30/22(a)	200	201,250
NBK Tier 1 Financing Ltd., 5.75%, (Call 04/09/21)(a)(c)(d)	200	205,937

		2,523,187

Macau — 2.4%
Melco Resorts Finance Ltd., 4.88%, 06/06/25 (Call 06/06/20)(a)	404	415,236
MGM China Holdings Ltd. 5.38%, 05/15/24 (Call 05/15/21)(a)	400	419,375
5.88%, 05/15/26 (Call 05/15/22)(a)	200	212,000
Sands China Ltd. 4.60%, 08/08/23 (Call 07/08/23)	600	634,313
5.13%, 08/08/25 (Call 06/08/25)	600	658,688
5.40%, 08/08/28 (Call 05/08/28)	800	897,429
Studio City Finance Ltd., 7.25%, 02/11/24 (Call 02/11/21)(a)	200	211,750
Wynn Macau Ltd. 4.88%, 10/01/24 (Call 10/01/20)(a)	200	201,000
5.50%, 10/01/27 (Call 10/01/22)(a)	400	410,750

		4,060,541

Malaysia — 1.4%
Axiata SPV2 Bhd, 4.36%, 03/24/26(a)	200	214,312
CIMB Bank Bhd, 3.26%, 03/15/22(a)	200	203,313
Gohl Capital Ltd., 4.25%, 01/24/27(a)	600	625,875
IOI Investment L Bhd, 4.38%, 06/27/22(a)	400	413,125
Malayan Banking Bhd, 3.91%, 10/29/26 (Call 10/29/21)(a)(d)	200	203,937
TNB Global Ventures Capital Bhd 3.24%, 10/19/26(a)	400	403,500
4.85%, 11/01/28(a)	200	226,598

		2,290,660

Mexico — 5.6%
Alfa SAB de CV, 5.25%, 03/25/24 (Call 12/25/23)(a)	200	215,750
America Movil SAB de CV 3.13%, 07/16/22	200	205,500
3.63%, 04/22/29 (Call 01/22/29)	200	212,937
4.38%, 04/22/49 (Call 10/22/48)	400	461,911
6.13%, 03/30/40	300	406,969
6.38%, 03/01/35	200	270,062
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 06/06/24(a)	300	309,937
Banco Mercantil del Norte SA/Grand Cayman, 7.50%, (Call 06/27/29)(a)(b)(c)(d)	200	208,550

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.13%, 11/09/22(a)(b)	$150	$156,141
5.95%, 10/01/28 (Call 10/01/23)(a)(d)	200	215,250
BBVA Bancomer SA/Texas 4.38%, 04/10/24(a)	150	159,609
5.13%, 01/18/33 (Call 01/17/28)(a)(d)	200	194,110
6.75%, 09/30/22(a)	150	164,501
Becle SAB de CV, 3.75%, 05/13/25(a)(b)	150	153,469
Cemex Finance LLC, 6.00%, 04/01/24 (Call 11/29/19)(a)	200	204,866
Cemex SAB de CV 5.70%, 01/11/25 (Call 01/11/20)(a)(b)	200	205,175
7.75%, 04/16/26 (Call 04/16/21)(a)(b)	200	215,500
Coca-Cola FEMSA SAB de CV 3.88%, 11/26/23	150	158,766
5.25%, 11/26/43	150	188,484
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)(b)	194	208,941
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26(a)	200	204,813
Fomento Economico Mexicano SAB de CV, 4.38%, 05/10/43	150	169,969
Fresnillo PLC, 5.50%, 11/13/23(a)	200	218,375
Grupo Bimbo SAB de CV 3.88%, 06/27/24(a)	200	208,938
4.50%, 01/25/22(a)	100	104,125
4.88%, 06/27/44(a)	200	217,960
5.95%, (Call 04/17/23)(a)(c)(d)	200	211,250
Grupo Televisa SAB 5.00%, 05/13/45 (Call 11/13/44)	200	212,438
6.13%, 01/31/46 (Call 07/31/45)(b)	200	244,000
6.63%, 01/15/40	170	212,500
Industrias Penoles SAB de CV, 4.15%, 09/12/29 (Call 06/30/29)(e)	200	200,500
Infraestructura Energetica Nova SAB de CV, 4.88%, 01/14/48(a)(b)	200	190,688
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(e)	200	195,390
Orbia Advance Corp. SAB de CV 4.88%, 09/19/22(a)	200	210,250
5.50%, 01/15/48 (Call 07/15/47)(a)	200	202,800
PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29 (Call 04/18/29)(a)	200	208,156
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(a)(b)	200	208,563
Southern Copper Corp. 3.88%, 04/23/25	100	104,625
5.25%, 11/08/42	200	224,125
5.88%, 04/23/45(b)	200	241,887
6.75%, 04/16/40	100	129,656
7.50%, 07/27/35	200	267,125
Trust F/1401 5.25%, 01/30/26 (Call 10/30/25)(a)(b)	200	212,812
6.39%, 01/15/50 (Call 07/15/49)(a)	200	213,272

		9,330,645

Morocco — 0.7%
OCP SA 4.50%, 10/22/25(a)	400	422,750
5.63%, 04/25/24(a)	400	438,500
6.88%, 04/25/44(a)	200	249,375

		1,110,625

Security	Par (000)	Value

Netherlands — 0.3%
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 09/18/22)(a)	$500	$523,125

Nigeria — 0.1%
United Bank for Africa PLC, 7.75%, 06/08/22(a)	200	211,750

Oman — 0.6%
Bank Muscat SAOG, 4.88%, 03/14/23(a)	200	202,625
National Bank of Oman SAOG, 5.63%, 09/25/23(a)	200	207,000
Oztel Holdings SPC Ltd. 5.63%, 10/24/23(a)	200	209,125
6.63%, 04/24/28(a)	300	309,563

		928,313

Panama — 0.6%
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(a)	200	209,240
Banistmo SA, 3.65%, 09/19/22(a)(b)	200	202,500
C&W Senior Financing DAC 6.88%, 09/15/27 (Call 09/15/22)(a)(b)	400	420,120
7.50%, 10/15/26 (Call 10/15/21)(a)(b)	200	215,750

		1,047,610

Paraguay — 0.1%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(a)(b)(h)	300	208,500

Peru — 2.2%
Banco BBVA Peru SA, 5.00%, 08/26/22(a)	150	159,938
Banco de Credito del Peru 2.70%, 01/11/25 (Call 12/11/24)(e)	200	198,750
4.25%, 04/01/23(a)	409	427,998
Banco de Credito del Peru/Panama, 6.13%, 04/24/27 (Call 04/24/22)(a)(d)	200	213,937
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(a)(b)	200	218,687
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(a)	200	207,625
Kallpa Generacion SA, 4.13%, 08/16/27 (Call 05/16/27)(a)	200	204,300
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/36(a)	200	212,500
5.88%, 07/05/34(a)	440	516,027
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(a)	400	423,500
Orazul Energy Egenor SCA, 5.63%, 04/28/27 (Call 04/28/22)(a)(b)	200	205,000
Peru LNG Srl, 5.38%, 03/22/30(a)	400	410,038
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(a)(b)	200	213,125
Volcan Cia Minera SAA, 5.38%, 02/02/22(a)	115	119,528

		3,730,953

Philippines — 1.2%
Bank of the Philippine Islands, 4.25%, 09/04/23(a)	200	211,625
BDO Unibank Inc., 2.95%, 03/06/23(a)	400	404,000
JGSH Philippines Ltd., 4.38%, 01/23/23(a)	200	207,190
Petron Corp., 4.60%, (Call 07/19/23)(a)(c)(d)	200	197,813
Philippine National Bank, 3.28%, 09/27/24(a)	400	405,287
San Miguel Corp., 4.88%, 04/26/23 (Call 11/15/19)(a)	200	202,184
SMC Global Power Holdings Corp., 6.50%, (Call 04/25/24)(a)(c)(d)	200	206,312
Union Bank of the Philippines, 3.37%, 11/29/22(a)	200	204,150

		2,038,561

Poland — 0.2%
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 09/26/22(a)	400	422,250

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Qatar — 2.7%
ABQ Finance Ltd., 3.50%, 02/22/22(a)	$200	$203,125
AKCB Finance Ltd., 4.75%, 10/09/23(a)	200	213,438
Ezdan Sukuk Co. Ltd., 4.88%, 04/05/22(a)	200	175,000
Nakilat Inc., 6.07%, 12/31/33(a)	350	426,016
Ooredoo International Finance Ltd. 3.25%, 02/21/23(a)	350	355,687
3.75%, 06/22/26(a)	200	209,750
3.88%, 01/31/28(a)	200	213,562
4.50%, 01/31/43(a)	200	228,812
5.00%, 10/19/25(a)	200	222,750
QIB Sukuk Ltd. 3.25%, 05/23/22(a)	200	202,125
3.98%, 03/26/24(a)	200	208,813
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(a)	200	210,375
QNB Finance Ltd., 3.50%, 03/28/24(a)	400	412,400
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.84%, 09/30/27(a)	500	573,750
6.33%, 09/30/27(a)	500	581,875

		4,437,478

Russia — 5.2%
Alfa Bank AO Via Alfa Bond Issuance PLC, 8.00%, (Call 02/03/22)(a)(c)(d)	200	205,063
ALROSA Finance SA, 4.65%, 04/09/24 (Call 01/09/24)(a)	200	209,676
Credit Bank of Moscow Via CBOM Finance PLC 7.12%, 06/25/24(a)	200	213,063
7.50%, 10/05/27 (Call 10/05/22)(a)(d)	200	187,375
Eurochem Finance DAC, 5.50%, 03/13/24(a)	200	214,750
Evraz PLC 5.25%, 04/02/24(a)	200	213,375
5.38%, 03/20/23(a)	200	213,250
Gazprom Neft OAO Via GPN Capital SA 4.38%, 09/19/22(a)	200	207,500
6.00%, 11/27/23(a)	200	222,100
Gazprom OAO Via Gaz Capital SA 4.95%, 07/19/22(a)	400	422,500
4.95%, 02/06/28(a)	400	436,625
6.51%, 03/07/22(a)	100	108,656
7.29%, 08/16/37(a)	300	407,100
8.63%, 04/28/34(a)	250	358,203
Lukoil International Finance BV 4.56%, 04/24/23(a)	200	211,000
4.75%, 11/02/26(a)	200	219,250
6.66%, 06/07/22(a)	200	220,500
Metalloinvest Finance DAC, 4.85%, 05/02/24(a)	200	212,313
MMC Norilsk Nickel OJSC via MMC Finance DAC 4.10%, 04/11/23(a)	200	206,250
6.63%, 10/14/22(a)	200	219,750
Novatek OAO Via Novatek Finance DAC, 4.42%, 12/13/22(a)	200	208,875
Novolipetsk Steel Via Steel Funding DAC 4.50%, 06/15/23(a)	200	210,250
4.70%, 05/30/26(a)	200	213,750
Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (Call 08/14/22)(a)	200	202,000
Polyus Finance PLC, 5.25%, 02/07/23(a)	200	211,500
Rosneft Oil Co. Via Rosneft International Finance DAC, 4.20%, 03/06/22(a)	400	410,000
Sberbank of Russia Via SB Capital SA 5.13%, 10/29/22(a)	600	633,187
6.13%, 02/07/22(a)	400	429,625
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22(a)	200	216,010

Security	Par (000)	Value

Russia (continued)
VEON Holdings BV 4.95%, 06/16/24 (Call 03/16/24)(a)	$200	$212,250
5.95%, 02/13/23(a)	200	217,812
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22(a)	400	431,500
VTB Bank PJSC Via VTB Eurasia DAC, 9.50%, (Call 12/06/22)(a)(c)(d)	200	221,375

		8,726,433

Saudi Arabia — 3.4%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)	400	433,125
Almarai Sukuk Ltd., 4.31%, 03/05/24(a)	200	210,437
Dar Al-Arkan Sukuk Co. Ltd.
6.88%, 04/10/22(a)	200	200,688
6.88%, 03/21/23(a)	200	197,500
SABIC Capital II BV 4.00%, 10/10/23(a)	400	420,580
4.50%, 10/10/28(a)	400	443,250
Saudi Electricity Global Sukuk Co., 4.21%, 04/03/22(a)	200	207,938
Saudi Electricity Global Sukuk Co. 2 3.47%, 04/08/23(a)	600	617,400
5.06%, 04/08/43(a)	400	452,000
Saudi Electricity Global Sukuk Co. 3 4.00%, 04/08/24(a)	600	630,600
5.50%, 04/08/44 (a)	400	477,600
Saudi Electricity Global Sukuk Co. 4 4.22%, 01/27/24(a)	400	422,800
4.72%, 09/27/28(a)	400	447,125
Saudi Telecom Co., 3.89%, 05/13/29(a)	400	429,500

		5,590,543

Singapore — 2.7%
BOC Aviation Ltd., 3.50%, 10/10/24 (Call 09/10/24)(a)	200	205,959
DBS Group Holdings Ltd. 2.56%, 07/25/22, (3 mo. LIBOR US + 0.620%)(a)(g)	200	200,709
3.60%, (Call 09/07/21)(a)(c)(d)	200	201,250
4.52%, 12/11/28 (Call 12/11/23)(a)(d)	400	425,074
Flex Ltd., 4.75%, 06/15/25 (Call 03/15/25)	310	333,637
GLP Pte Ltd., 3.88%, 06/04/25(a)	425	430,180
Oversea-Chinese Banking Corp. Ltd., 4.25%, 06/19/24(a)(b)	400	426,500
Singapore Telecommunications Ltd., 7.38%, 12/01/31(a)	200	287,875
SingTel Group Treasury Pte Ltd. 2.38%, 08/28/29 (Call 05/28/29)(a)	200	193,554
3.25%, 06/30/25(a)	500	526,094
3.88%, 08/28/28 (Call 05/28/28)(a)	200	218,799
United Overseas Bank Ltd. 2.88%, 03/08/27 (Call 03/08/22)(a)(d)	200	200,562
3.50%, 09/16/26 (Call 09/16/21)(a)(d)	400	405,625
3.75%, 04/15/29 (Call 04/15/24)(a)(b)(d)	200	207,397
3.88%, (Call 10/19/23)(a)(c)(d)	200	201,562

		4,464,777

South Africa — 2.6%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	257	270,252
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(a)(d)	200	212,562
Gold Fields Orogen Holdings BVI Ltd. 5.13%, 05/15/24 (Call 04/15/24)(a)	200	211,881
6.13%, 05/15/29 (Call 02/15/29)(a)	200	225,750
Liquid Telecommunications Financing PLC, 8.50%, 07/13/22 (Call 07/13/20)(a)	400	398,060
MTN Mauritius Investment Ltd. 4.76%, 11/11/24(a)	200	204,063

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Africa (continued)
5.37%, 02/13/22(a)	$200	$206,750
6.50%, 10/13/26(a)	200	220,812
Petra Diamonds U.S. Treasury PLC, 7.25%, 05/01/22 (Call 11/29/19)(a)(b)	200	142,000
Prosus NV 4.85%, 07/06/27 (Call 04/06/27)(a)	400	440,625
5.50%, 07/21/25 (Call 04/21/25)(a)	400	445,500
Sasol Financing International Ltd., 4.50%, 11/14/22	200	206,062
SASOL Financing USA LLC 5.88%, 03/27/24 (Call 02/27/24)	600	646,500
6.50%, 09/27/28 (Call 06/27/28)	400	445,188

		4,276,005

South Korea — 4.5%
Hanwha Life Insurance Co. Ltd., 4.70%, (Call 04/23/23)(a)(c)(d)	200	202,234
Heungkuk Life Insurance Co. Ltd., 4.48%, (Call 11/09/22)(a)(c)(d)	200	196,625
Hyundai Capital Services Inc. 3.00%, 03/06/22(a)	400	403,528
3.75%, 03/05/23(a)	200	206,371
Kia Motors Corp., 3.00%, 04/25/23(a)	200	202,063
Kookmin Bank 2.88%, 03/25/23(a)(b)	200	203,574
4.35%, (Call 07/02/24)(a)(c)(d)	200	204,250
Korea East-West Power Company Ltd., 2.63%, 06/19/22(a)	200	202,125
Korea Electric Power Corp., 2.50%, 06/24/24(a)	200	202,156
Korea Gas Corp. 3.50%, 07/21/25(a)(b)	200	212,687
3.88%, 02/12/24(a)	400	425,500
6.25%, 01/20/42(a)	400	607,500
Korea Hydro & Nuclear Power Co. Ltd. 3.00%, 09/19/22(a)	200	204,750
3.75%, 07/25/23(a)	200	210,231
Kyobo Life Insurance Co. Ltd., 3.95%, (Call 07/24/22)(a)(c)(d)	200	202,000
LG Chem Ltd. 3.25%, 10/15/24(a)	200	206,526
3.63%, 04/15/29(a)	200	207,846
NongHyup Bank, 2.88%, 07/17/22(a)	200	202,688
POSCO, 4.00%, 08/01/23(a)	200	209,783
Shinhan Bank Co. Ltd. 2.88%, 03/28/22(a)	400	406,500
3.88%, 11/05/23(a)	200	211,288
3.88%, 03/24/26(a)	200	209,562
Shinhan Financial Group Co. Ltd. 3.34%, 02/05/30 (Call 02/05/25)(a)(d)	200	203,500
5.88%, (Call 08/13/23)(a)(c)(d)	200	214,625
SK Innovation Co. Ltd., 4.13%, 07/13/23(a)	200	210,212
SK Telecom Co. Ltd., 3.75%, 04/16/23(a)	200	208,592
Woori Bank 4.50%, (Call 09/27/21)(a)(b)(c)(d)	200	202,563
4.75%, 04/30/24(a)(b)	600	642,187
5.25%, (Call 05/16/22)(a)(c)(d)	200	206,188

		7,427,654

Taiwan — 0.4%
Competition Team Technologies Ltd., 3.75%, 03/12/24(a)	400	413,625
Formosa Group Cayman Ltd., 3.38%, 04/22/25(a)	200	206,563

		620,188

Security	Par (000)	Value

Thailand — 1.8%
Bangkok Bank PCL/Hong Kong 3.73%, 09/25/34 (Call 09/25/29)(d)(e)	$200	$201,831
4.05%, 03/19/24(a)	600	636,937
4.45%, 09/19/28(a)(b)	200	223,187
5.00%, 10/03/23(a)	200	217,938
Krung Thai Bank PCL/Cayman Islands, 5.20%, 12/26/24 (Call 12/26/19)(a)(d)	200	200,508
PTT Global Chemical PCL, 4.25%, 09/19/22(a)	200	208,301
PTTEP Treasury Center Co. Ltd., 4.60%, (Call 07/17/22)(a)(c)(d)	200	204,250
Siam Commercial Bank PCL/Cayman Islands 2.75%, 05/16/23(a)	200	201,254
3.90%, 02/11/24(a)	200	211,153
4.40%, 02/11/29(a)	200	223,125
Thaioil Treasury Center Co. Ltd., 5.38%, 11/20/48(a)	400	526,316

		3,054,800

Togo — 0.1%
Ecobank Transnational Inc., 9.50%, 04/18/24(a)	200	224,000

Turkey — 4.4%
Akbank Turk AS 5.13%, 03/31/25(a)	200	190,813
7.20%, 03/16/27 (Call 03/16/22)(a)(d)	200	188,688
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 11/01/22(a)	200	197,937
Arcelik AS, 5.00%, 04/03/23(a)	200	201,725
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(a)	200	199,750
KOC Holding AS 5.25%, 03/15/23 (Call 12/15/22)(a)	200	201,480
6.50%, 03/11/25 (Call 12/11/24)(a)	200	208,375
Petkim Petrokimya Holding AS, 5.88%, 01/26/23 (Call 01/26/21)(a)	200	196,688
QNB Finansbank AS 4.88%, 05/19/22(a)	200	199,812
6.88%, 09/07/24(a)	200	210,562
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(a)	200	190,750
Turk Telekomunikasyon AS 4.88%, 06/19/24(a)	200	196,000
6.88%, 02/28/25(a)	200	212,312
Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/25(a)	200	200,250
5.80%, 04/11/28 (Call 01/11/28)(a)	200	194,625
Turkiye Garanti Bankasi AS 5.25%, 09/13/22(a)	200	200,500
5.88%, 03/16/23(a)	400	405,000
Turkiye Is Bankasi AS 5.50%, 04/21/22(a)	200	199,250
6.00%, 10/24/22(a)	200	193,063
6.13%, 04/25/24(a)	400	389,500
7.00%, 06/29/28 (Call 06/29/23)(a)(d)	200	183,938
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(a)	200	207,875
Turkiye Vakiflar Bankasi TAO 5.63%, 05/30/22(a)	200	196,250
5.75%, 01/30/23(a)	200	193,520
6.00%, 11/01/22(a)	200	193,000
6.88%, 02/03/25 (Call 02/03/20)(a)(d)	200	191,031
8.13%, 03/28/24(a)	200	206,000
Yapi ve Kredi Bankasi AS 5.50%, 12/06/22(a)	200	193,688

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
5.75%, 02/24/22(a)	$200	$200,500
5.85%, 06/21/24(a)	200	193,125
6.10%, 03/16/23(a)	200	198,625
8.25%, 10/15/24(a)	200	209,500
8.50%, 03/09/26 (Call 03/09/21)(a)(d)	300	297,937
13.88%, (Call 01/15/24)(a)(c)(d)	200	215,812

		7,257,881

Ukraine — 1.1%
DTEK Finance PLC, 10.75%, (10.75% PIK), 12/31/24 (Call 12/02/19)(f)	560	567,987
Kernel Holding SA, 8.75%, 01/31/22(a)	200	211,937
Metinvest BV 7.75%, 04/23/23 (Call 01/23/23)(a)	400	417,000
8.50%, 04/23/26 (Call 01/23/26)(a)	200	209,000
MHP Lux SA, 6.95%, 04/03/26(a)	200	206,438
MHP SE, 7.75%, 05/10/24(a)	200	212,000

		1,824,362

United Arab Emirates — 5.1%
Abu Dhabi Commercial Bank PJSC, 4.00%, 03/13/23(a)	200	209,000
Abu Dhabi National Energy Co. PJSC 3.63%, 01/12/23(a)	200	205,500
3.88%, 05/06/24(a)	200	208,750
4.38%, 04/23/25(a)	200	214,687
4.38%, 06/22/26(a)	200	216,000
4.88%, 04/23/30(a)	200	226,562
5.88%, 12/13/21(a)	200	214,062
6.50%, 10/27/36(a)	200	269,750
ADCB Finance Cayman Ltd. 4.00%, 03/29/23(a)	200	208,860
4.50%, 03/06/23(a)	200	209,750
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(a)(c)(d)	200	218,562
Alpha Star Holding III Ltd., 6.25%, 04/20/22(a)	200	189,880
BOS Funding Ltd., 4.23%, 03/07/22(a)	200	203,250
DIB Sukuk Ltd. 3.63%, 02/06/23(a)	200	204,520
3.66%, 02/14/22(a)	200	204,250
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(c)(d)	200	213,437
Dolphin Energy Ltd. LLC, 5.50%, 12/15/21(a)(b)	200	212,188
DP World Crescent Ltd. 3.88%, 07/18/29(a)	200	201,850
3.91%, 05/31/23(a)	200	207,200
4.85%, 09/26/28(a)	400	436,125
DP World PLC 5.63%, 09/25/48(a)	200	231,500
6.85%, 07/02/37(a)	500	657,187
Emaar Sukuk Ltd., 3.64%, 09/15/26(a)	200	197,688
EMG SUKUK Ltd., 4.56%, 06/18/24(a)	200	209,125
Emirates NBD PJSC 3.25%, 11/14/22(a)	200	204,000
6.13%, (Call 03/20/25)(a)(c)(d)	200	208,375
Fab Sukuk Co. Ltd. 3.63%, 03/05/23(a)	200	206,469
3.88%, 01/22/24(a)	200	210,438
First Abu Dhabi Bank PJSC, 3.00%, 03/30/22(a)	200	203,000
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(a)	200	207,875
MAF Global Securities Ltd., 4.75%, 05/07/24(a)	200	211,125
MAF Sukuk Ltd., 4.64%, 05/14/29(a)	200	212,900
Mashreqbank PSC, 4.25%, 02/26/24(a)	200	209,313

Security	Par/ Shares (000)	Value

United Arab Emirates (continued)
Rakfunding Cayman Ltd., 4.13%, 04/09/24(a)	$200	$208,188
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	200	246,875
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/21)(a)	200	167,994
SIB Sukuk Co. III Ltd., 4.23%, 04/18/23(a)	200	209,313

		8,475,548

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (Call 05/07/23)(a)	250	253,125

Zambia — 1.2%
First Quantum Minerals Ltd. 6.50%, 03/01/24 (Call 09/01/20)(a)	400	392,000
6.88%, 03/01/26 (Call 03/01/21)(a)	400	392,000
7.25%, 05/15/22 (Call 11/29/19)(a)(b)	400	403,000
7.25%, 04/01/23 (Call 12/02/19)(a)	400	402,136
7.50%, 04/01/25 (Call 04/01/20)(a)	400	400,500

		1,989,636

Total Corporate Bonds & Notes — 97.0% (Cost: $158,301,542)		161,696,646

Foreign Government Obligations(i)

Nigeria — 0.3%
Africa Finance Corp. 3.88%, 04/13/24(a)	200	206,812
4.38%, 04/17/26(a)	200	209,250

		416,062

South Korea — 0.1%
Korea Gas Corp., 2.88%, 07/16/29(a)(b)	200	206,915

Supranational — 0.5%
African Export-Import Bank (The) 3.99%, 09/21/29 (Call 06/23/29)(e)	400	399,000
5.25%, 10/11/23(a)	400	429,000

		828,000

Total Foreign Government Obligations — 0.9% (Cost: $1,443,845)		1,450,977

Short-Term Investments

Money Market Funds — 11.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(j)(k)(l)	17,273	17,281,365
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(j)(k)	1,688	1,688,000

		18,969,365

Total Short-Term Investments — 11.4% (Cost: $18,966,605)		18,969,365

Total Investments in Securities — 109.3% (Cost: $178,711,992)		182,116,988

Other Assets, Less Liabilities — (9.3)%		(15,432,179)

Net Assets — 100.0%		$166,684,809

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	All or a portion of this security is on loan.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Corporate Bond ETF

(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(g)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(h)	Zero-coupon bond.
(i)	U.S. dollar denominated security issued by foreign domiciled entity.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period-end.
(l)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	4,764	12,509	17,273	$17,281,365	$47,017	(b)	$371		$2,245
BlackRock Cash Funds: Treasury, SL Agency Shares	336	1,352	1,688	1,688,000	21,615		—		—

				$18,969,365	$68,632		$371		$2,245

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$161,696,646	$—	$161,696,646
Foreign Government Obligations	—	1,450,977	—	1,450,977
Money Market Funds	18,969,365	—	—	18,969,365

	$18,969,365	$163,147,623	$—	$182,116,988

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments October 31, 2019	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Argentina — 2.1%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	1,091,824	$5,061,099
16.00%, 10/17/23	ARS	694,473	3,214,556
18.20%, 10/03/21	ARS	695,483	2,972,493

			11,248,148

Brazil — 12.3%
Brazil Letras do Tesouro Nacional 0.00%, 07/01/21(a)	BRL	30,037	6,957,850
0.00%, 01/01/22(a)	BRL	27,524	6,197,896
0.00%, 07/01/22(a)	BRL	25,000	5,463,924
0.00%, 07/01/23(a)	BRL	35,000	7,149,808
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/21	BRL	29,772	7,852,704
Series F, 10.00%, 01/01/23	BRL	38,557	10,834,672
Series F, 10.00%, 01/01/25	BRL	34,399	10,038,201
Series F, 10.00%, 01/01/27	BRL	21,193	6,367,594
Series F, 10.00%, 01/01/29	BRL	12,263	3,768,229
Brazilian Government International Bond 8.50%, 01/05/24	BRL	500	134,165
10.25%, 01/10/28	BRL	1,420	435,968
12.50%, 01/05/22	BRL	1,633	463,608

			65,664,619

Chile — 4.4%
Bonos de la Tesoreria de la Republica en pesos 4.00%, 03/01/23(b)(c)	CLP	2,020,000	2,867,477
4.50%, 03/01/21	CLP	1,555,000	2,173,831
4.50%, 03/01/26	CLP	3,100,000	4,535,206
4.70%, 09/01/30(b)(c)	CLP	2,510,000	3,778,674
5.00%, 03/01/35	CLP	3,420,000	5,424,005
6.00%, 01/01/43	CLP	2,715,000	4,960,297

			23,739,490

Colombia — 4.3%
Colombia Government International Bond 7.75%, 04/14/21	COP	1,004,000	308,580
9.85%, 06/28/27	COP	745,000	276,456
Colombian TES 6.00%, 04/28/28	COP	12,131,700	3,622,288
6.25%, 11/26/25	COP	9,000,300	2,765,930
7.00%, 05/04/22	COP	13,663,200	4,234,499
7.00%, 06/30/32	COP	7,731,100	2,450,898
7.25%, 10/18/34	COP	1,901,700	617,700
7.50%, 08/26/26	COP	9,600,600	3,138,392
7.75%, 09/18/30	COP	7,263,200	2,432,848
10.00%, 07/24/24	COP	8,999,900	3,189,186

			23,036,777

Czech Republic — 4.4%
Czech Republic Government Bond 0.25%, 02/10/27	CZK	50,980	2,059,812
0.45%, 10/25/23(c)	CZK	24,170	1,022,188
0.95%, 05/15/30(c)	CZK	60,430	2,520,740
1.00%, 06/26/26(c)	CZK	51,010	2,181,502
2.40%, 09/17/25(c)	CZK	66,610	3,096,642
2.50%, 08/25/28(c)	CZK	51,480	2,459,527
2.75%, 07/23/29	CZK	64,520	3,171,480
3.85%, 09/29/21(c)	CZK	50,260	2,301,328
4.70%, 09/12/22(c)	CZK	44,150	2,118,364

Security		Par (000)	Value

Czech Republic (continued)
5.70%, 05/25/24(c)	CZK	51,180	$2,697,564

			23,629,147

Dominican Republic — 4.3%
Dominican Republic International Bond 8.90%, 02/15/23(c)	DOP	493,650	9,410,970
9.75%, 06/05/26(c)	DOP	708,500	13,592,105

			23,003,075

Hungary — 4.4%
Hungary Government Bond 0.50%, 04/21/21	HUF	90,030	308,101
1.75%, 10/26/22	HUF	703,090	2,478,741
2.50%, 10/27/21	HUF	404,000	1,440,900
2.50%, 10/24/24	HUF	634,770	2,322,631
2.75%, 12/22/26	HUF	614,710	2,278,250
3.00%, 06/26/24	HUF	613,570	2,288,863
3.00%, 10/27/27	HUF	751,540	2,832,704
5.50%, 06/24/25	HUF	706,310	2,982,411
6.00%, 11/24/23	HUF	574,020	2,367,468
6.75%, 10/22/28	HUF	407,110	1,964,584
7.00%, 06/24/22	HUF	613,660	2,458,315

			23,722,968

Indonesia — 7.6%
Indonesia Treasury Bond 5.63%, 05/15/23	IDR	24,670,000	1,721,469
6.13%, 05/15/28	IDR	32,071,000	2,179,649
6.63%, 05/15/33	IDR	16,885,000	1,128,914
7.00%, 05/15/22	IDR	22,073,000	1,603,937
7.00%, 05/15/27	IDR	35,328,000	2,553,270
7.00%, 09/15/30	IDR	8,634,000	608,323
7.50%, 08/15/32	IDR	14,867,000	1,069,191
7.50%, 05/15/38	IDR	22,947,000	1,625,760
8.13%, 05/15/24	IDR	28,059,000	2,131,860
8.25%, 07/15/21	IDR	29,754,000	2,193,873
8.25%, 05/15/29	IDR	32,328,000	2,503,422
8.25%, 06/15/32	IDR	13,183,000	1,001,145
8.25%, 05/15/36	IDR	23,110,000	1,748,438
8.38%, 03/15/24	IDR	40,031,000	3,060,003
8.38%, 09/15/26	IDR	27,804,000	2,162,996
8.38%, 03/15/34	IDR	44,613,000	3,438,859
8.38%, 04/15/39	IDR	7,959,000	606,975
8.75%, 05/15/31	IDR	17,870,000	1,415,647
9.00%, 03/15/29	IDR	28,088,000	2,262,128
9.50%, 07/15/31	IDR	11,572,000	956,296
10.50%, 08/15/30	IDR	6,985,000	617,414
11.00%, 11/15/20	IDR	3,648,000	273,529
11.00%, 09/15/25	IDR	10,435,000	894,487
12.80%, 06/15/21	IDR	5,677,000	446,290
Perusahaan Penerbit SBSN Indonesia 8.25%, 09/15/23	IDR	17,485,000	1,304,446
8.88%, 11/15/31	IDR	13,500,000	1,046,469

			40,554,790

Malaysia — 4.3%
Malaysia Government Bond 3.62%, 11/30/21	MYR	2,340	565,445
3.73%, 06/15/28	MYR	4,708	1,146,325
3.76%, 04/20/23	MYR	1,442	350,849
3.80%, 08/17/23	MYR	5,637	1,373,585
3.89%, 08/15/29	MYR	3,605	894,457
3.90%, 11/30/26	MYR	6,640	1,630,870

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Malaysia (continued)
3.90%, 11/16/27	MYR	8,397	$2,067,641
3.91%, 07/15/26	MYR	2,014	496,576
3.96%, 09/15/25	MYR	4,449	1,095,119
4.06%, 09/30/24	MYR	3,201	789,535
4.16%, 07/15/21	MYR	4,008	975,767
4.18%, 07/15/24	MYR	6,391	1,582,574
4.76%, 04/07/37	MYR	5,364	1,435,703
4.94%, 09/30/43	MYR	532	145,071
Malaysia Government Investment Issue 3.95%, 04/14/22	MYR	9,998	2,433,820
4.09%, 11/30/23	MYR	4,191	1,032,070
4.13%, 08/15/25	MYR	5,450	1,349,169
4.13%, 07/09/29	MYR	3,126	786,206
4.26%, 07/26/27	MYR	5,000	1,253,760
4.37%, 10/31/28	MYR	7,065	1,797,410

			23,201,952

Mexico — 8.9%
Mexican Bonos 5.75%, 03/05/26	MXN	54,462	2,699,538
6.50%, 06/10/21	MXN	69,248	3,606,275
6.50%, 06/09/22	MXN	87,423	4,554,221
7.25%, 12/09/21	MXN	74,580	3,946,423
7.50%, 06/03/27	MXN	88,885	4,836,129
7.75%, 05/29/31	MXN	43,707	2,433,607
7.75%, 11/23/34	MXN	36,100	2,011,819
7.75%, 11/13/42	MXN	61,040	3,387,778
8.00%, 12/07/23	MXN	70,615	3,867,425
8.00%, 09/05/24	MXN	44,700	2,463,295
8.00%, 11/07/47	MXN	38,350	2,189,746
8.50%, 05/31/29	MXN	65,700	3,830,601
8.50%, 11/18/38	MXN	43,705	2,604,503
10.00%, 12/05/24	MXN	70,123	4,184,475
10.00%, 11/20/36	MXN	18,623	1,253,964

			47,869,799

Peru — 4.8%
Peru Government Bond 5.40%, 08/12/34(b)(c)	PEN	4,854	1,540,040
5.70%, 08/12/24	PEN	8,940	2,960,484
5.94%, 02/12/29(b)(c)	PEN	9,673	3,249,868
6.15%, 08/12/32(b)(c)	PEN	9,377	3,187,050
6.35%, 08/12/28	PEN	10,693	3,687,694
6.90%, 08/12/37	PEN	10,600	3,854,236
6.95%, 08/12/31	PEN	10,016	3,614,258
8.20%, 08/12/26	PEN	9,384	3,527,927

			25,621,557

Philippines — 4.4%
Philippine Government International Bond 3.90%, 11/26/22	PHP	249,000	4,905,808
4.95%, 01/15/21	PHP	405,000	8,068,914
6.25%, 01/14/36	PHP	455,000	10,786,759

			23,761,481

Poland — 4.4%
Republic of Poland Government Bond 1.75%, 07/25/21	PLN	6,811	1,795,926
2.00%, 04/25/21	PLN	6,468	1,711,248
2.25%, 04/25/22	PLN	6,101	1,627,344
2.25%, 10/25/24	PLN	1,873	503,054
2.50%, 01/25/23	PLN	7,867	2,121,327
2.50%, 04/25/24	PLN	7,682	2,084,289

Security		Par (000)	Value

Poland (continued)
2.50%, 07/25/26	PLN	6,360	$1,731,970
2.50%, 07/25/27	PLN	8,008	2,184,536
2.75%, 04/25/28	PLN	7,508	2,088,542
2.75%, 10/25/29	PLN	4,548	1,275,276
3.25%, 07/25/25	PLN	7,878	2,226,056
4.00%, 10/25/23	PLN	4,711	1,345,988
5.75%, 10/25/21	PLN	4,071	1,156,036
5.75%, 09/23/22	PLN	5,742	1,682,474

			23,534,066

Romania — 4.4%
Romania Government Bond 3.25%, 03/22/21	RON	9,060	2,120,753
3.25%, 04/29/24	RON	9,115	2,085,332
3.40%, 03/08/22	RON	10,000	2,338,535
3.50%, 12/19/22	RON	9,250	2,158,760
4.00%, 10/27/21	RON	9,465	2,242,052
4.25%, 06/28/23	RON	6,370	1,519,766
4.75%, 02/24/25	RON	10,115	2,460,701
5.00%, 02/12/29	RON	8,605	2,133,683
5.80%, 07/26/27	RON	10,390	2,701,361
5.85%, 04/26/23	RON	9,500	2,380,395
5.95%, 06/11/21	RON	6,130	1,493,519

			23,634,857

Russia — 4.3%
Russian Federal Bond — OFZ 6.50%, 02/28/24	RUB	86,135	1,365,536
6.90%, 05/23/29	RUB	90,538	1,467,133
7.00%, 12/15/21	RUB	90,356	1,439,872
7.00%, 01/25/23	RUB	33,312	535,129
7.00%, 08/16/23	RUB	62,473	1,005,818
7.05%, 01/19/28	RUB	118,567	1,937,988
7.10%, 10/16/24	RUB	82,686	1,343,483
7.25%, 05/10/34	RUB	54,707	906,187
7.40%, 12/07/22	RUB	78,230	1,269,580
7.40%, 07/17/24	RUB	50,374	827,731
7.50%, 08/18/21	RUB	65,550	1,050,447
7.60%, 04/14/21	RUB	46,910	749,176
7.60%, 07/20/22	RUB	46,729	758,779
7.70%, 03/23/33	RUB	130,885	2,248,719
7.75%, 09/16/26	RUB	140,486	2,375,059
7.95%, 10/07/26	RUB	29,175	498,042
8.15%, 02/03/27	RUB	126,370	2,183,809
8.50%, 09/17/31	RUB	71,080	1,292,694

			23,255,182
South Africa — 4.5%
Republic of South Africa Government Bond 6.25%, 03/31/36	ZAR	27,686	1,312,987
6.50%, 02/28/41	ZAR	17,629	810,707
6.75%, 03/31/21	ZAR	8,279	549,295
7.00%, 02/28/31	ZAR	26,800	1,483,843
7.75%, 02/28/23	ZAR	27,841	1,859,680
8.00%, 01/31/30	ZAR	39,673	2,424,445
8.25%, 03/31/32	ZAR	27,921	1,680,379
8.50%, 01/31/37	ZAR	32,085	1,883,360
8.75%, 01/31/44	ZAR	37,191	2,167,308
8.75%, 02/28/48	ZAR	54,853	3,187,500
8.88%, 02/28/35	ZAR	21,932	1,352,936

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

South Africa (continued)
9.00%, 01/31/40	ZAR	21,273	$1,285,534
10.50%, 12/21/26	ZAR	54,508	3,996,736

			23,994,710

Thailand — 4.5%
Thailand Government Bond 1.88%, 06/17/22	THB	40,106	1,337,390
2.00%, 12/17/22	THB	32,254	1,081,625
2.13%, 12/17/26	THB	56,370	1,934,814
2.40%, 12/17/23	THB	42,075	1,440,914
2.88%, 12/17/28	THB	31,094	1,140,500
2.88%, 06/17/46	THB	40,854	1,657,591
3.30%, 06/17/38	THB	19,496	808,035
3.40%, 06/17/36	THB	45,074	1,856,420
3.63%, 06/16/23	THB	49,488	1,764,578
3.65%, 12/17/21	THB	66,264	2,296,144
3.65%, 06/20/31	THB	46,584	1,874,042
3.78%, 06/25/32	THB	62,138	2,564,365
3.85%, 12/12/25	THB	52,949	1,997,813
4.26%, 12/12/37(c)	THB	470	20,823
4.88%, 06/22/29	THB	57,983	2,483,377

			24,258,431

Turkey — 4.4%
Turkey Government Bond 7.10%, 03/08/23	TRY	11,030	1,659,554
8.00%, 03/12/25	TRY	6,445	931,914
8.50%, 09/14/22	TRY	8,173	1,307,669
9.00%, 07/24/24	TRY	8,098	1,243,927
9.20%, 09/22/21	TRY	6,779	1,129,131
9.50%, 01/12/22	TRY	7,608	1,263,821
10.40%, 03/20/24	TRY	4,792	780,135
10.50%, 08/11/27	TRY	12,774	2,019,225
10.60%, 02/11/26	TRY	14,603	2,347,963
10.70%, 02/17/21	TRY	8,813	1,516,517
10.70%, 08/17/22	TRY	10,980	1,847,123
11.00%, 03/02/22	TRY	11,626	1,980,219

Security		Par/ Shares (000)	Value

Turkey (continued)
11.00%, 02/24/27	TRY	11,961	$1,945,150
12.20%, 01/18/23	TRY	9,328	1,629,630
12.40%, 03/08/28	TRY	7,939	1,379,324
16.20%, 06/14/23	TRY	3,691	712,349

			23,693,651

Uruguay — 4.4%
Uruguay Government International Bond 8.50%, 03/15/28(c)	UYU	425,652	9,650,686
9.88%, 06/20/22(c)	UYU	519,927	13,604,918

			23,255,604

Total Foreign Government Obligations — 97.1% (Cost: $547,320,941)			520,680,304

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)		6,933	6,933,000

Total Short-Term Investments — 1.3% (Cost: $6,933,000)			6,933,000

Total Investments in Securities — 98.4% (Cost: $554,253,941)			527,613,304

Other Assets, Less Liabilities — 1.6%			8,464,667

Net Assets — 100.0%			$536,077,971

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	35	6,898	6,933	$6,933,000	$65,547	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$890,901

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan EM Local Currency Bond ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$749,111
Average amounts sold — in USD	$739,435

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$520,680,304	$—	$520,680,304
Money Market Funds	6,933,000	—	—	6,933,000

	$6,933,000	$520,680,304	$—	$527,613,304

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.2%
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/27 (Call 06/15/27)(a)	USD	110	$108,831
4.75%, 05/15/22 (Call 02/15/22)(a)	USD	100	103,375
5.13%, 03/15/23 (Call 12/15/22)(a)	USD	50	52,188
5.13%, 05/15/24 (Call 02/15/24)(a)	USD	100	105,000

			369,394

Austria — 0.1%
Novomatic AG, 1.63%, 09/20/23	EUR	100	112,749
Wienerberger AG, 2.00%, 05/02/24(b)	EUR	50	59,656

			172,405

Belgium — 0.2%
Telenet Finance Luxembourg Notes Sarl 3.50%, 03/01/28 (Call 12/01/22)(b)	EUR	100	121,358
5.50%, 03/01/28 (Call 12/01/22)(a)	USD	200	211,350

			332,708

Brazil — 0.7%
JBS Investments II GmbH 5.75%, 01/15/28 (Call 07/15/22)(a)	USD	200	208,000
7.00%, 01/15/26 (Call 01/15/22)(a)	USD	200	216,800
JBS USA LUX SA/JBS USA Finance Inc. 5.88%, 07/15/24 (Call 12/02/19)(a)	USD	110	113,436
6.75%, 02/15/28 (Call 02/15/23)(a)	USD	175	193,266
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 5.50%, 01/15/30 (Call 01/15/25)(a)(c)	USD	185	198,776
6.50%, 04/15/29 (Call 04/15/24)(a)	USD	215	239,094

			1,169,372

Canada — 3.1%
1011778 BC ULC/New Red Finance Inc. 3.88%, 01/15/28 (Call 09/15/22)(a)	USD	70	70,459
4.25%, 05/15/24 (Call 05/15/20)(a)	USD	300	307,875
5.00%, 10/15/25 (Call 10/15/20)(a)	USD	400	413,000
Air Canada
4.75%, 10/06/23 (Call 12/02/19)(a)	CAD	25	19,673
7.75%, 04/15/21(a)	USD	50	53,627
Baytex Energy Corp., 6.63%, 07/19/22 (Call 12/02/19)	CAD	50	37,404
Bombardier Inc. 5.75%, 03/15/22(a)	USD	75	73,500
6.00%, 10/15/22 (Call 12/02/19)(a)	USD	200	194,937
6.13%, 01/15/23(a)(c)	USD	175	171,023
7.50%, 12/01/24 (Call 12/01/20)(a)	USD	175	169,422
7.50%, 03/15/25 (Call 03/15/20)(a)	USD	225	215,329
7.88%, 04/15/27 (Call 04/15/22)(a)	USD	290	273,869
8.75%, 12/01/21(a)	USD	175	185,603
Brookfield Residential Properties Inc., 6.13%, 05/15/23 (Call 12/02/19)(a)	CAD	50	38,926
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp. 6.13%, 07/01/22 (Call 12/02/19)(a)	USD	75	76,313
6.25%, 09/15/27 (Call 09/15/22)(a)	USD	82	83,691
Cascades Inc., 5.50%, 07/15/21 (Call 12/02/19)(a)	CAD	25	19,259
CES Energy Solutions Corp., 6.38%, 10/21/24 (Call 10/21/20)	CAD	50	36,235
Cott Corp., 5.50%, 07/01/24 (Call 11/12/19)(b)	EUR	100	115,914
Crew Energy Inc., 6.50%, 03/14/24 (Call 03/14/20)(a)	CAD	50	31,606
GFL Environmental Inc. 5.38%, 03/01/23 (Call 11/07/19)(a)	USD	75	77,438

Security		Par (000)	Value

Canada (continued)
7.00%, 06/01/26 (Call 06/01/21)(a)	USD	50	$53,224
8.50%, 05/01/27 (Call 05/01/22)(a)	USD	75	82,313
Gibson Energy Inc., 5.25%, 07/15/24(b)	CAD	100	80,693
Iron Mountain Canada Operations ULC, 5.38%, 09/15/23 (Call 11/12/19)(a)	CAD	25	19,615
MEG Energy Corp. 6.38%, 01/30/23 (Call 12/02/19)(a)	USD	100	95,209
6.50%, 01/15/25 (Call 01/15/20)(a)	USD	100	103,885
7.00%, 03/31/24 (Call 12/02/19)(a)(c)	USD	150	141,103
NOVA Chemicals Corp. 4.88%, 06/01/24 (Call 03/03/24)(a)	USD	140	142,546
5.00%, 05/01/25 (Call 01/31/25)(a)	USD	75	75,767
5.25%, 08/01/23 (Call 12/02/19)(a)	USD	75	76,011
5.25%, 06/01/27 (Call 03/03/27)(a)	USD	175	180,436
NuVista Energy Ltd., 6.50%, 03/02/23 (Call 03/02/20)	CAD	50	36,116
Open Text Corp. 5.63%, 01/15/23 (Call 12/02/19)(a)	USD	125	127,656
5.88%, 06/01/26 (Call 06/01/21)(a)(c)	USD	100	106,816
Parkland Fuel Corp. 5.63%, 05/09/25 (Call 05/09/20)	CAD	100	78,841
5.75%, 09/16/24 (Call 11/29/19)(a)	CAD	25	19,734
5.75%, 09/16/24 (Call 11/29/19)	CAD	50	39,468
5.88%, 07/15/27 (Call 07/15/22)(a)	USD	80	84,921
6.00%, 11/21/22 (Call 12/02/19)	CAD	50	38,736
Quebecor Media Inc. 5.75%, 01/15/23	USD	125	135,215
6.63%, 01/15/23(a)	CAD	75	62,198
Russel Metals Inc., 6.00%, 04/19/22 (Call 11/29/19)(a)	CAD	25	19,240
Seven Generations Energy Ltd. 5.38%, 09/30/25 (Call 09/30/20)(a)	USD	150	145,383
6.75%, 05/01/23 (Call 12/02/19)(a)	USD	50	50,777
6.88%, 06/30/23 (Call 12/02/19)(a)	USD	50	50,894
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	USD	175	188,615
Superior Plus LP 5.13%, 08/27/25 (Call 02/27/21)	CAD	50	38,410
5.25%, 02/27/24 (Call 02/27/20)	CAD	50	38,767
Videotron Ltd. 4.50%, 01/15/30	CAD	150	114,517
5.00%, 07/15/22	USD	100	105,500
5.13%, 04/15/27 (Call 04/15/22)(a)	USD	75	78,983
5.38%, 06/15/24 (Call 03/15/24)(a)	USD	150	162,937
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	41,142
5.75%, 01/15/26 (Call 09/15/20)(b)	CAD	75	59,791

			5,540,562

Denmark — 0.2%
DKT Finance ApS, 7.00%, 06/17/23 (Call 06/17/20)(b)	EUR	200	235,805
TDC AS, 6.88%, 02/23/23(b)	GBP	100	147,253

			383,058

Finland — 0.5%
Nokia OYJ 1.00%, 03/15/21 (Call 02/15/21)(b)	EUR	100	112,506
2.00%, 03/11/26 (Call 12/11/25)(b)	EUR	200	230,466
3.38%, 06/12/22	USD	100	101,125
4.38%, 06/12/27	USD	80	81,596
Teollisuuden Voima OYJ 1.13%, 03/09/26 (Call 12/09/25)(b)	EUR	100	110,468
2.00%, 05/08/24 (Call 02/08/24)(b)	EUR	100	117,052

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland (continued)
2.13%, 02/04/25 (Call 11/04/24)(b)	EUR	100	$117,931

			871,144

France — 3.8%
Altice France SA/France 3.38%, 01/15/28 (Call 09/15/22)(b)	EUR	200	223,338
5.50%, 01/15/28 (Call 09/15/22)(a)	USD	200	203,371
5.88%, 02/01/27 (Call 02/01/22)(b)	EUR	200	246,028
7.38%, 05/01/26 (Call 05/01/21)(a)	USD	800	856,676
8.13%, 02/01/27 (Call 02/01/22)(a)	USD	200	221,719
Banijay Group SAS, 4.00%, 07/01/22 (Call 12/02/19)(b)	EUR	100	113,709
Burger King France SAS, 6.00%, 05/01/24 (Call 05/01/20)(b)	EUR	100	117,424
Casino Guichard Perrachon SA 1.87%, 06/13/22 (Call 03/13/22)(b)	EUR	100	103,846
4.05%, 08/05/26 (Call 05/05/26)(b)	EUR	100	88,713
4.50%, 03/07/24 (Call 12/07/23)(b)	EUR	200	192,878
4.56%, 01/25/23(b)	EUR	100	103,533
5.98%, 05/26/21(b)	EUR	100	114,401
CMA CGM SA 5.25%, 01/15/25 (Call 10/15/20)(b)	EUR	100	75,027
6.50%, 07/15/22 (Call 11/11/19)(b)	EUR	100	82,157
7.75%, 01/15/21 (Call 11/11/19)(b)	EUR	100	92,320
Elis SA 1.00%, 04/03/25 (Call 01/03/25)(b)	EUR	100	110,898
1.63%, 04/03/28 (Call 01/03/28)(b)	EUR	100	111,077
1.75%, 04/11/24 (Call 01/11/24)(b)	EUR	100	115,203
1.88%, 02/15/23 (Call 11/15/22)(b)	EUR	100	115,529
Europcar Mobility Group 4.00%, 04/30/26 (Call 04/30/22)(b)	EUR	150	154,906
4.13%, 11/15/24 (Call 11/15/20)(b)	EUR	100	104,993
Faurecia SE 2.63%, 06/15/25 (Call 06/15/21)(b)	EUR	100	114,394
3.13%, 06/15/26 (Call 06/15/22)(b)	EUR	100	116,308
3.63%, 06/15/23 (Call 11/12/19)(b)	EUR	100	113,458
Fnac Darty SA, 2.63%, 05/30/26 (Call 05/30/22)(b)	EUR	100	115,509
Getlink SE, 3.63%, 10/01/23(b)	EUR	100	116,475
La Financiere Atalian SASU 4.00%, 05/15/24 (Call 05/15/20)(b)	EUR	100	74,523
5.13%, 05/15/25 (Call 05/15/21)(b)	EUR	100	74,714
Loxam SAS 2.88%, 04/15/26 (Call 04/15/22)(b)	EUR	125	136,656
3.25%, 01/14/25 (Call 07/15/21)(b)	EUR	125	138,774
5.75%, 07/15/27 (Call 07/15/22)(b)	EUR	100	107,589
6.00%, 04/15/25 (Call 04/15/20)(b)	EUR	100	111,751
Mobilux Finance SAS, 5.50%, 11/15/24 (Call 11/15/19)(b)	EUR	100	114,341
Nexans SA, 3.25%, 05/26/21 (Call 02/26/21)(b)	EUR	100	115,557
Orano SA 3.13%, 03/20/23 (Call 12/20/22)(b)	EUR	100	119,116
3.38%, 04/23/26 (Call 01/23/26)(b)	EUR	100	119,827
3.50%, 03/22/21(b)	EUR	200	232,345
4.88%, 09/23/24	EUR	150	195,156
Paprec Holding SA, 4.00%, 03/31/25 (Call 03/31/21)(b)	EUR	100	100,162
Rexel SA 2.63%, 06/15/24 (Call 03/15/20)(b)	EUR	100	113,764
2.75%, 06/15/26 (Call 03/15/22)(b)	EUR	125	144,511
SPCM SA, 2.88%, 06/15/23 (Call 11/12/19)(b)	EUR	100	112,192
SPIE SA 2.63%, 06/18/26 (Call 12/18/25)(b)	EUR	100	116,136
3.13%, 03/22/24 (Call 09/22/23)(b)	EUR	100	119,983

Security		Par (000)	Value

France (continued)
Tereos Finance Groupe I SA, 4.13%, 06/16/23 (Call 03/16/23)(b)	EUR	100	$70,667
Vallourec SA 2.25%, 09/30/24(b)	EUR	100	71,619
6.63%, 10/15/22 (Call 10/15/20)(b)	EUR	100	94,167

			6,607,440

Germany — 2.7%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24 (Call 04/01/20)(b)	EUR	100	98,090
ADLER Real Estate AG 1.50%, 12/06/21 (Call 11/06/21)(b)	EUR	100	112,249
1.50%, 04/17/22 (Call 03/17/22)(b)	EUR	100	111,512
3.00%, 04/27/26 (Call 02/27/26)(b)	EUR	100	115,123
BMBG Bond Finance SCA, 3.00%, 06/15/21 (Call 11/29/19)(b)	EUR	100	111,751
CBR Fashion Finance BV, 5.13%, 10/01/22 (Call 11/11/19)(b)	EUR	100	111,482
CeramTec BondCo GmbH, 5.25%, 12/15/25 (Call 12/15/20)(b)	EUR	100	115,312
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24 (Call 07/15/24)(b)	EUR	100	111,445
Deutsche Bank AG 2.75%, 02/17/25(b)	EUR	225	257,892
4.30%, 05/24/28 (Call 05/24/23)(d)	USD	200	189,242
4.50%, 05/19/26(b)	EUR	100	121,526
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(d)	USD	200	183,204
Deutsche Lufthansa AG, 5.13%, 08/12/75 (Call 02/12/21)(b)(d)	EUR	100	117,750
Douglas GmbH, 6.25%, 07/15/22 (Call 11/11/19)(b)	EUR	100	110,511
Hapag-Lloyd AG, 5.13%, 07/15/24 (Call 07/15/20)(b)	EUR	100	117,170
K+S AG 2.63%, 04/06/23 (Call 01/06/23)(b)	EUR	100	114,936
3.25%, 07/18/24 (Call 04/18/24)(b)	EUR	100	116,982
4.13%, 12/06/21(b)	EUR	100	118,906
KME SE, 6.75%, 02/01/23 (Call 02/01/20)(b)	EUR	100	91,305
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(b)(d)	EUR	100	122,107
METRO AG, 1.50%, 03/19/25(b)	EUR	200	233,241
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 09/30/20)(b)	EUR	100	113,751
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 09/30/20)(b)	EUR	100	115,160
Platin 1426 GmbH, 5.38%, 06/15/23 (Call 12/15/19)(b)	EUR	100	105,065
ProGroup AG, 3.00%, 03/31/26 (Call 03/31/21)(b)	EUR	100	108,748
RWE AG, 3.50%, 04/21/75 (Call 04/21/25)(b)(d)	EUR	50	61,092
Summit Properties Ltd., 2.00%, 01/31/25 (Call 01/31/21)(b)	EUR	100	106,907
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (Call 07/30/21)(b)	EUR	100	120,907
Tele Columbus AG, 3.88%, 05/02/25 (Call 05/02/21)(b)	EUR	100	108,571
thyssenkrupp AG 1.38%, 03/03/22 (Call 12/03/21)(b)	EUR	100	111,824
1.75%, 11/25/20 (Call 08/25/20)(b)	EUR	100	112,756
1.88%, 03/06/23 (Call 02/06/23)(b)	EUR	175	194,856
2.50%, 02/25/25(b)	EUR	100	114,554
2.75%, 03/08/21 (Call 12/08/20)(b)	EUR	75	85,622
2.88%, 02/22/24 (Call 11/22/23)(b)	EUR	325	372,420
TUI AG, 2.13%, 10/26/21 (Call 07/26/21)(b)	EUR	100	114,100

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
WEPA Hygieneprodukte GmbH, 3.75%, 05/15/24 (Call 11/11/19)(b)	EUR	100	$113,243

			4,841,312

Greece — 0.3%
Intralot Capital Luxembourg SA, 5.25%, 09/15/24 (Call 09/15/20)(b)	EUR	100	60,036
National Bank of Greece SA, 8.25%, 07/18/29 (Call 07/18/24)(b)(d)	EUR	100	122,611
OTE PLC, 0.88%, 09/24/26(b)	EUR	100	112,953
Piraeus Group Finance PLC, 9.75%, 06/26/29 (Call 06/26/24)(b)(d)	EUR	100	119,240
Titan Global Finance PLC, 2.38%, 11/16/24 (Call 05/16/24)(b)	EUR	100	114,696

			529,536

Ireland — 1.4%
Allied Irish Banks PLC, 4.13%, 11/26/25 (Call 11/26/20)(b)(d)	EUR	100	115,700
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 2.13%, 08/15/26 (Call 08/15/22)(b)	EUR	100	112,686
4.13%, 05/15/23 (Call 11/12/19)(b)	EUR	100	113,710
4.25%, 09/15/22 (Call 11/11/19)(a)	USD	200	203,000
4.63%, 05/15/23 (Call 12/02/19)(a)	USD	200	204,644
4.75%, 07/15/27 (Call 07/15/22)(b)	GBP	100	133,326
5.25%, 08/15/27 (Call 08/15/22)(a)	USD	200	203,996
6.00%, 02/15/25 (Call 02/15/20)(a)	USD	200	209,969
6.75%, 05/15/24 (Call 11/12/19)(b)	EUR	100	117,099
Bank of Ireland Group PLC, 3.13%, 09/19/27 (Call 09/19/22)(b)(d)	GBP	100	128,965
eircom Finance DAC 1.75%, 11/01/24(b)	EUR	100	110,901
3.50%, 05/15/26 (Call 05/15/22)(b)	EUR	125	145,974
James Hardie International Finance DAC, 3.63%, 10/01/26 (Call 10/01/21)(b)	EUR	100	117,715
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)	USD	80	81,985
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26 (Call 10/15/25)(b)	EUR	200	243,508
Smurfit Kappa Treasury ULC, 1.50%, 09/15/27 (Call 06/15/27)(b)	EUR	150	166,937

			2,410,115

Israel — 1.3%
Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/24(b)	EUR	200	179,088
1.25%, 03/31/23 (Call 12/31/22)(b)	EUR	200	195,659
1.63%, 10/15/28(b)	EUR	100	80,512
1.88%, 03/31/27 (Call 12/31/26)(b)	EUR	100	84,434
3.25%, 04/15/22 (Call 01/15/22)	EUR	100	110,173
4.50%, 03/01/25 (Call 12/01/24)	EUR	200	206,278
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/21	USD	400	380,101
2.80%, 07/21/23	USD	400	345,500
3.15%, 10/01/26(c)	USD	550	416,625
6.00%, 04/15/24 (Call 01/15/24)(c)	USD	200	187,750
6.75%, 03/01/28 (Call 12/01/27)(c)	USD	200	179,693

			2,365,813

Italy — 4.4%
Banca IFIS SpA, 4.50%, 10/17/27 (Call 10/17/22)(b)(d)	EUR	100	105,868

Security		Par (000)	Value

Italy (continued)
Banca Monte dei Paschi di Siena SpA 3.63%, 09/24/24(b)	EUR	100	$112,968
5.38%, 01/18/28 (Call 01/18/23)(b)(d)	EUR	100	86,409
10.50%, 07/23/29(b)	EUR	100	116,620
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(b)	EUR	100	112,484
Banco BPM SpA 1.75%, 04/24/23(b)	EUR	150	170,008
1.75%, 01/28/25(b)	EUR	100	111,491
2.00%, 03/08/22(b)	EUR	100	114,176
2.50%, 06/21/24(b)	EUR	100	115,943
4.38%, 09/21/27 (Call 09/21/22)(b)(d)	EUR	100	116,037
6.00%, 11/05/20(b)	EUR	100	116,912
7.13%, 03/01/21(b)	EUR	100	120,053
BPER Banca, 5.13%, 05/31/27 (Call 05/31/22)(b)(d)	EUR	100	117,993
Fiat Chrysler Finance Europe SA, 4.75%, 07/15/22(b)	EUR	150	187,789
Iccrea Banca SpA, 1.50%, 10/11/22(b)	EUR	150	171,182
Inter Media and Communication SpA, 4.88%, 12/31/22 (Call 12/31/19)(b)	EUR	98	112,552
International Game Technology PLC, 3.50%, 06/15/26 (Call 06/15/22)(b)	EUR	150	177,550
Intesa Sanpaolo SpA 2.86%, 04/23/25(b)	EUR	100	119,177
3.93%, 09/15/26(b)	EUR	100	125,793
5.02%, 06/26/24(a)	USD	200	208,640
6.63%, 09/13/23(b)	EUR	200	268,498
Leonardo SpA 1.50%, 06/07/24 (Call 03/07/24)(b)	EUR	100	114,618
4.50%, 01/19/21	EUR	100	117,088
5.25%, 01/21/22	EUR	100	123,487
Mediobanca Banca di Credito Finanziario SpA 5.00%, 11/15/20	EUR	100	116,577
5.75%, 04/18/23	EUR	100	127,605
Nexi SpA, 1.75%, 10/31/24(b)	EUR	150	170,308
Rossini Sarl, 6.75%, 10/30/25 (Call 10/30/21)(b)	EUR	100	123,363
Saipem Finance International BV 2.75%, 04/05/22(b)	EUR	100	116,533
3.00%, 03/08/21(b)	EUR	100	115,218
Salini Impregilo SpA 1.75%, 10/26/24(b)	EUR	100	101,033
3.75%, 06/24/21(b)	EUR	100	113,276
Sisal Group SpA, 7.00%, 07/31/23 (Call 11/11/19)(b)	EUR	100	115,456
Societa Cattolica di Assicurazioni SC, 4.25%, 12/14/47 (Call 12/14/27)(b)(d)	EUR	100	115,668
Telecom Italia SpA/Milano 2.38%, 10/12/27 (Call 07/12/27)(b)	EUR	100	114,842
2.50%, 07/19/23(b)	EUR	200	235,200
2.75%, 04/15/25 (Call 01/15/25)(b)	EUR	150	176,286
2.88%, 01/28/26 (Call 10/28/25)(b)	EUR	100	118,122
3.00%, 09/30/25(b)	EUR	200	239,461
3.25%, 01/16/23(b)	EUR	200	240,869
3.63%, 01/19/24(b)	EUR	100	122,489
3.63%, 05/25/26(b)	EUR	200	247,571
4.00%, 04/11/24 (Call 01/11/24)(b)	EUR	200	246,779
4.50%, 01/25/21(b)	EUR	100	117,535
5.30%, 05/30/24(a)(c)	USD	200	214,275
Unione di Banche Italiane SpA 2.63%, 06/20/24(b)	EUR	250	293,441
4.25%, 05/05/26 (Call 05/05/21)(b)(d)	EUR	100	115,840
4.45%, 09/15/27 (Call 09/15/22)(b)(d)	EUR	100	119,408
5.88%, 03/04/29 (Call 03/04/24)(b)(d)	EUR	150	184,366

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Unipol Gruppo SpA 3.00%, 03/18/25(b)	EUR	100	$119,361
3.50%, 11/29/27 (Call 08/29/27)(b)	EUR	100	123,504
4.38%, 03/05/21(b)	EUR	100	117,740
UnipolSai Assicurazioni SpA, 3.88%, 03/01/28(b)	EUR	100	115,805

			7,721,267

Japan — 0.6%
SoftBank Group Corp. 3.13%, 09/19/25 (Call 06/21/25)(b)	EUR	250	282,734
4.00%, 07/30/22 (Call 04/30/22)(b)	EUR	100	118,582
4.00%, 04/20/23 (Call 01/20/23)(b)	EUR	100	118,780
4.00%, 09/19/29 (Call 06/21/29)(b)	EUR	125	142,594
4.50%, 04/20/25 (Call 01/20/25)(b)	EUR	100	120,558
4.75%, 07/30/25 (Call 04/30/25)(b)	EUR	100	121,755
5.00%, 04/15/28 (Call 01/16/28)(b)	EUR	100	122,399

			1,027,402

Luxembourg — 2.8%
Altice Financing SA 5.25%, 02/15/23 (Call 11/29/19)(b)	EUR	100	114,476
6.63%, 02/15/23 (Call 12/02/19)(a)	USD	200	205,440
7.50%, 05/15/26 (Call 05/15/21)(a)	USD	600	638,812
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(b)	EUR	100	108,330
Altice Luxembourg SA 6.25%, 02/15/25 (Call 02/15/20)(b)	EUR	100	115,900
7.63%, 02/15/25 (Call 02/15/20)(a)	USD	200	206,500
8.00%, 05/15/27 (Call 05/15/22)(b)	EUR	200	244,668
10.50%, 05/15/27 (Call 05/15/22)(a)	USD	200	226,250
Arena Luxembourg Finance Sarl, 2.88%, 11/01/24 (Call 11/01/20)(b)	EUR	100	115,571
ContourGlobal Power Holdings SA, 3.38%, 08/01/23 (Call 08/01/20)(b)	EUR	100	114,934
Crystal Almond SARL, 10.00%, 11/01/21 (Call 11/04/19)(b).	EUR	79	90,397
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22 (Call 11/12/19)(b)	GBP	100	122,254
INEOS Finance PLC, 2.13%, 11/15/25 (Call 11/15/20)(b)	EUR	100	107,997
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 11/11/19)(b)	EUR	100	113,971
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)(c)	USD	200	187,500
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/02/19)	USD	300	280,325
8.00%, 02/15/24 (Call 12/02/19)(a)	USD	175	179,977
8.50%, 10/15/24 (Call 10/15/20)(a)	USD	450	453,375
9.50%, 09/30/22(a)(c)	USD	75	86,719
9.75%, 07/15/25 (Call 07/15/21)(a)	USD	300	310,875
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 12/16/19)(c)	USD	125	106,250
JBS USA LUX SA/JBS USA Finance Inc., 5.75%, 06/15/25 (Call 06/15/20)(a)	USD	175	181,781
Matterhorn Telecom SA 3.13%, 09/15/26 (Call 09/15/22)(b)	EUR	100	111,866
4.00%, 11/15/27 (Call 11/15/22)(b)	EUR	100	116,355
Summer BC Holdco A Sarl, 9.25%, 10/31/27 (Call 10/31/22)(b)	EUR	100	110,469
Summer BC Holdco B SARL, 5.75%, 10/31/26 (Call 10/31/22)(b)	EUR	100	111,705
Swissport Investments SA, 6.75%, 12/15/21 (Call 11/12/19)(b)	EUR	100	115,084

Security		Par (000)	Value

Luxembourg (continued)
Vivion Investments Sarl, 3.00%, 08/08/24(b)	EUR	100	$110,938

			4,988,719

Netherlands — 2.7%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(d)	USD	200	209,240
Constellium SE 4.63%, 05/15/21 (Call 11/29/19)(b)	EUR	67	74,466
6.63%, 03/01/25 (Call 03/01/20)(a)(c)	USD	250	261,638
Intertrust Group BV, 3.38%, 11/15/25 (Call 11/15/21)(b)	EUR	100	116,821
InterXion Holding NV, 4.75%, 06/15/25 (Call 06/15/21)(b)	EUR	200	242,582
IPD 3 BV, 4.50%, 07/15/22 (Call 11/11/19)(b)	EUR	100	113,720
Lincoln Financing SARL, 3.63%, 04/01/24 (Call 10/01/20)(b)	EUR	100	113,577
Maxeda DIY Holding BV, 6.13%, 07/15/22 (Call 11/29/19)(b)	EUR	100	106,335
Nielsen Co Luxembourg SARL/The, 5.50%, 10/01/21 (Call 12/02/19)(a)	USD	75	75,252
OCI NV 3.13%, 11/01/24 (Call 11/01/21)(b)	EUR	200	227,691
5.25%, 11/01/24 (Call 11/01/21)(a)	USD	200	206,750
PPF Arena 1 BV, 3.13%, 03/27/26 (Call 12/27/25)(b)	EUR	100	116,313
Promontoria Holding 264 BV, 6.75%, 08/15/23 (Call 08/15/20)(b)	EUR	100	102,048
Saipem Finance International BV, 2.63%, 01/07/25(b)	EUR	100	116,779
Selecta Group BV, 5.88%, 02/01/24 (Call 02/01/20)(b)	EUR	100	112,467
Sensata Technologies BV 4.88%, 10/15/23(a)(c)	USD	75	79,220
5.00%, 10/01/25(a)	USD	150	161,655
5.63%, 11/01/24(a)(c)	USD	50	54,813
Sigma Holdco BV, 5.75%, 05/15/26 (Call 05/15/21)(b)	EUR	100	106,041
SRLEV NV, 9.00%, 04/15/41 (Call 04/15/21)(d)	EUR	100	122,527
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 6.50%, 10/01/26 (Call 10/01/21)(b)	EUR	100	112,209
Sunshine Mid BV, 6.50%, 05/15/26 (Call 05/15/21)(b)	EUR	100	114,818
Trivium Packaging Finance BV 3.75%, 08/15/26 (Call 08/15/22)(b)	EUR	100	115,766
8.50%, 08/15/27 (Call 08/15/22)(a)	USD	200	213,250
United Group BV, 4.38%, 07/01/22 (Call 11/11/19)(b)	EUR	100	113,615
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(b)	EUR	100	115,538
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(a)	USD	200	206,250
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(b)	EUR	150	175,946
Ziggo Bond Co. BV 4.63%, 01/15/25 (Call 01/15/20)(b)	EUR	100	114,762
6.00%, 01/15/27 (Call 01/15/22)(a)	USD	150	157,181
Ziggo BV 2.88%, 01/15/30 (Call 10/15/24)(b)	EUR	100	113,046
4.25%, 01/15/27 (Call 01/15/22)(b)	EUR	200	240,065
5.50%, 01/15/27 (Call 01/15/22)(a)	USD	250	263,391

			4,775,772

Norway — 0.1%
Aker BP ASA, 4.75%, 06/15/24 (Call 06/15/21)(a)	USD	150	156,000

Portugal — 0.4%
Banco Comercial Portugues SA, 3.87%, 03/27/30 (Call 03/27/25)(b)(d)	EUR	100	111,251
Caixa Geral de Depositos SA, 5.75%, 06/28/28 (Call 06/28/23)(b)(d)	EUR	100	125,935
EDP — Energias de Portugal SA 4.50%, 04/30/79 (Call 01/30/24)(b)(d)	EUR	200	247,645
5.38%, 09/16/75 (Call 03/16/21)(b)(d)	EUR	100	118,596

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Portugal (continued)
Novo Banco SA, 8.50%, 07/06/28 (Call 07/06/23)(b)(d)	EUR	100		$118,710

				722,137

Singapore — 0.1%
Puma International Financing SA, 5.13%, 10/06/24 (Call 10/06/20)(a)	USD	200		196,441

Spain — 1.5%
ABANCA Corp. Bancaria SA, 4.63%, 04/07/30(b)(d)	EUR	100		114,816
Banco de Sabadell SA 1.13%, 03/27/25(b)	EUR	100		111,137
5.38%, 12/12/28 (Call 12/12/23)(b)(d)	EUR	100		125,418
5.63%, 05/06/26(b)	EUR	100		132,116
Bankia SA 1.00%, 06/25/24(b)	EUR	100		112,855
3.38%, 03/15/27 (Call 03/15/22)(b)(d)	EUR	100		117,687
3.75%, 02/15/29 (Call 02/15/24)(b)(d)	EUR	100		120,964
Cellnex Telecom SA 2.38%, 01/16/24 (Call 10/16/23)(b)	EUR	100		118,182
2.88%, 04/18/25 (Call 01/18/25)(b)	EUR	100		121,644
3.13%, 07/27/22(b)	EUR	100		119,707
Cirsa Finance International Sarl 4.75%, 05/22/25 (Call 05/22/21)(b)	EUR	100		116,027
6.25%, 12/20/23 (Call 06/20/20)(b)	EUR	100		118,001
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21 (Call 11/29/19)(b)	EUR	100		96,615
Distribuidora Internacional de Alimentacion SA, 0.88%, 04/06/23 (Call 01/06/23)(b)	EUR	100		48,822
El Corte Ingles SA, 3.00%, 03/15/24 (Call 10/15/20)(b)	EUR	100		115,963
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23 (Call 11/11/19)(b)	EUR	100		112,758
Grifols SA, 3.20%, 05/01/25 (Call 05/01/20)(b)	EUR	200		227,644
Grupo Isolux Corsan SA
Series B, 6.00%, 12/30/21 (Call 12/02/19)(e)	EUR	28		16
Series C, 0.25%, 12/30/21 (Call 12/02/19)(e)	EUR	0	(f)	0	(g)
Grupo-Antolin Irausa SA, 3.25%, 04/30/24 (Call 04/30/20)(b)	EUR	100		98,138
NH Hotel Group SA, 3.75%, 10/01/23 (Call 11/11/19)(b)	EUR	90		102,075
Obrascon Huarte Lain SA, 4.75%, 03/15/22 (Call 12/02/19)(b)	EUR	100		74,410
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(b)(d)	EUR	200		256,164
Tasty Bondco 1 SA, 6.25%, 05/15/26 (Call 05/15/22)(b)	EUR	100		115,896

				2,677,055

Sweden — 0.9%
Akelius Residential Property AB, 3.88%, 10/05/78 (Call 07/08/23)(b)(d)	EUR	100		119,210
Dometic Group AB, 3.00%, 05/08/26 (Call 04/08/26)(b)	EUR	125		142,194
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(b)(d)	EUR	100		113,706
Intrum AB 2.75%, 07/15/22 (Call 11/29/19)(b)	EUR	50		56,406
3.13%, 07/15/24 (Call 07/15/20)(b)	EUR	200		226,247
3.50%, 07/15/26 (Call 07/15/22)(b)	EUR	200		223,928
Telefonaktiebolaget LM Ericsson 4.13%, 05/15/22(c)	USD	125		129,462
Series 7Y, 1.88%, 03/01/24(b)	EUR	100		117,792
Verisure Midholding AB, 5.75%, 12/01/23 (Call 12/01/19)(b)	EUR	200		229,861

Security		Par (000)	Value

Sweden (continued)
Volvo Car AB 2.13%, 04/02/24 (Call 01/02/24)(b)	EUR	100	$114,753
3.25%, 05/18/21(b)	EUR	100	116,424

			1,589,983

Switzerland — 0.3%
Dufry Finance SCA, 4.50%, 08/01/23 (Call 12/02/19)(b)	EUR	100	114,183
Dufry One BV, 2.50%, 10/15/24 (Call 10/15/20)(b)	EUR	100	114,481
Garrett LX I Sarl/Garrett Borrowing LLC, 5.13%, 10/15/26 (Call 10/15/21)(b)	EUR	100	103,802
Transocean Inc., 7.50%, 01/15/26 (Call 01/15/21)(a)(c)	USD	150	132,437
Walnut Bidco PLC, 6.75%, 08/01/24 (Call 08/01/21)(b)	EUR	100	114,488

			579,391

United Kingdom — 3.9%
Algeco Global Finance PLC, 6.50%, 02/15/23 (Call 02/15/20)(b)	EUR	100	111,230
Ardonagh Midco 3 PLC, 8.38%, 07/15/23 (Call 07/15/20)(b)	GBP	100	120,639
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 09/30/20)(b)	GBP	100	138,620
Avon International Capital PLC, 6.50%, 08/15/22 (Call 12/02/19)(a)	USD	50	51,875
Boparan Finance PLC, 4.38%, 07/15/21 (Call 11/12/19)(b)	EUR	100	63,685
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (Call 11/11/19)(b)	GBP	100	133,826
Centrica PLC, 3.00%, 04/10/76 (Call 04/10/21)(b)(d)	EUR	100	113,792
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)(c)	USD	300	310,891
Co-Operative Group Ltd., 5.13%, 05/17/24 (Call 02/15/24)(b)	GBP	100	136,063
Drax Finco PLC, 4.25%, 05/01/22 (Call 11/11/19)(b)	GBP	100	131,420
eG Global Finance PLC 3.63%, 02/07/24 (Call 11/15/20)(b)	EUR	100	109,234
4.38%, 02/07/25 (Call 05/15/21)(b)	EUR	100	108,353
6.25%, 10/30/25 (Call 10/30/21)(b)	EUR	100	115,109
6.75%, 02/07/25 (Call 05/15/21)(a)	USD	200	200,064
Fiat Chrysler Automobiles NV 3.75%, 03/29/24(b)	EUR	200	252,316
5.25%, 04/15/23(c)	USD	200	213,500
Fiat Chrysler Finance Europe SA, 4.75%, 03/22/21(b)	EUR	200	237,604
Heathrow Finance PLC, 3.88%, 03/01/27(b)	GBP	100	129,794
Iceland Bondco PLC, 4.63%, 03/15/25 (Call 09/15/20)(b)	GBP	100	106,039
IDH Finance PLC, 6.25%, 08/15/22 (Call 12/02/19)(b)	GBP	100	116,783
INEOS Finance PLC, 2.88%, 05/01/26 (Call 05/01/22)(b)	EUR	100	110,088
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 12/02/19)(a)	USD	200	202,534
International Game Technology PLC 2.38%, 04/15/28 (Call 04/15/23)(b)	EUR	100	110,780
6.25%, 01/15/27 (Call 07/15/26)(a)	USD	200	223,747
International Personal Finance PLC, 5.75%, 04/07/21(b)	EUR	100	104,420
Jaguar Land Rover Automotive PLC 2.20%, 01/15/24(b)	EUR	100	100,870
3.88%, 03/01/23(b)	GBP	100	120,665
4.50%, 01/15/26(b)	EUR	100	105,259
5.63%, 02/01/23 (Call 12/02/19)(a)	USD	150	149,433
Jerrold Finco PLC, 6.25%, 09/15/21 (Call 09/15/20)(b)	GBP	100	131,485
KCA Deutag UK Finance PLC, 9.88%, 04/01/22 (Call 04/01/20)(a)(c)	USD	200	126,463
Mclaren Finance PLC, 5.00%, 08/01/22 (Call 11/11/19)(b)	GBP	100	123,312
Merlin Entertainments PLC, 2.75%, 03/15/22 (Call 12/15/21)(b)	EUR	100	117,844

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Nomad Foods Bondco PLC, 3.25%, 05/15/24 (Call 05/15/20)(b)	EUR	100	$114,458
Pinewood Finance Co. Ltd., 3.25%, 09/30/25 (Call 09/30/21)(b)	GBP	100	132,060
Pinnacle Bidco PLC, 6.38%, 02/15/25 (Call 02/15/21)(b)	GBP	100	137,631
Pizzaexpress Financing 2 PLC, 6.63%, 08/01/21 (Call 11/11/19)(b)	GBP	100	111,719
Playtech PLC, 4.25%, 03/07/26 (Call 03/07/22)(b)	EUR	100	118,880
Shop Direct Funding PLC, 7.75%, 11/15/22 (Call 11/29/19)(b)	GBP	100	109,466
Stonegate Pub Co. Financing PLC, 4.88%, 03/15/22 (Call 11/11/19)(b)	GBP	100	132,058
Top Gun Realisations 74 PLC, 6.50%, 07/01/22 (Call 11/11/19)(b)(e)	GBP	25	5,783
Virgin Media Finance PLC, 4.50%, 01/15/25 (Call 01/15/20)(b)	EUR	100	114,544
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24 (Call 11/11/19)(b)	GBP	100	132,580
Virgin Media Secured Finance PLC 4.25%, 01/15/30 (Call 10/15/24)(b)	GBP	150	195,113
4.88%, 01/15/27 (Call 01/15/21)(b)	GBP	100	133,871
5.00%, 04/15/27 (Call 04/15/22)(b)	GBP	100	136,235
5.25%, 05/15/29 (Call 05/15/24)(b)	GBP	100	138,781
5.50%, 08/15/26 (Call 08/15/21)(a)	USD	200	211,000
5.50%, 05/15/29 (Call 05/15/24)(a)	USD	200	212,000
6.00%, 01/15/25 (Call 01/15/21)(b)(h)	GBP	100	143,000

			6,906,916

United States — 65.5%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 12/02/19)	USD	100	101,750
Acrisure LLC/Acrisure Finance Inc. 7.00%, 11/15/25 (Call 11/15/20)(a)	USD	150	137,551
8.13%, 02/15/24 (Call 02/15/21)(a)	USD	120	127,314
10.13%, 08/01/26 (Call 08/01/22)(a)	USD	55	56,925
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(b)	EUR	100	93,910
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(a)	USD	310	325,555
ADT Security Corp. (The) 3.50%, 07/15/22	USD	125	125,524
4.13%, 06/15/23(c)	USD	100	101,792
6.25%, 10/15/21	USD	125	133,750
AECOM 5.13%, 03/15/27 (Call 12/15/26)(c)	USD	150	158,580
5.88%, 10/15/24 (Call 07/15/24)	USD	125	134,912
AES Corp./VA 4.00%, 03/15/21	USD	50	50,870
4.50%, 03/15/23 (Call 03/15/20)	USD	100	102,603
4.88%, 05/15/23 (Call 12/02/19)(c)	USD	86	87,484
5.13%, 09/01/27 (Call 09/01/22)(c)	USD	70	75,062
5.50%, 04/15/25 (Call 04/15/20)(c)	USD	125	130,013
6.00%, 05/15/26 (Call 05/15/21)	USD	75	80,274
AK Steel Corp., 7.63%, 10/01/21 (Call 12/02/19)	USD	75	73,562
Albertsons Companies Inc./Safeway Inc./New
Albertsons LP/Albertsons LLC 5.75%, 03/15/25 (Call 12/02/19)	USD	150	155,580
5.88%, 02/15/28 (Call 08/15/22)(a)	USD	125	133,832
6.63%, 06/15/24 (Call 12/02/19)	USD	200	209,750
7.50%, 03/15/26 (Call 03/15/22)(a)	USD	105	117,203

Security		Par (000)	Value

United States (continued)
Alcoa Nederland Holding BV 6.75%, 09/30/24 (Call 12/02/19)(a)	USD	200	$210,800
7.00%, 09/30/26 (Call 09/30/21)(a)(c)	USD	200	217,533
Allegheny Technologies Inc. 5.95%, 01/15/21 (Call 10/15/20)	USD	50	51,424
7.88%, 08/15/23 (Call 05/15/23)	USD	75	81,866
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.63%, 07/15/26 (Call 07/15/22)(a)	USD	140	149,021
9.75%, 07/15/27 (Call 07/15/22)(a)	USD	165	173,886
Allison Transmission Inc. 4.75%, 10/01/27 (Call 10/01/22)(a)(c)	USD	50	51,181
5.00%, 10/01/24 (Call 11/12/19)(a)	USD	225	230,501
5.88%, 06/01/29 (Call 06/01/24)(a)	USD	70	75,403
Ally Financial Inc. 5.13%, 09/30/24	USD	150	165,112
5.75%, 11/20/25 (Call 10/21/25)	USD	150	167,250
AMC Entertainment Holdings Inc. 5.75%, 06/15/25 (Call 06/15/20)(c)	USD	75	71,337
5.88%, 11/15/26 (Call 11/15/21)	USD	75	68,344
6.13%, 05/15/27 (Call 05/15/22)(c)	USD	75	67,828
6.38%, 11/15/24 (Call 11/29/19)	GBP	100	123,939
AMC Networks Inc. 4.75%, 12/15/22 (Call 12/02/19)	USD	125	126,108
4.75%, 08/01/25 (Call 08/01/21)(c)	USD	100	101,000
5.00%, 04/01/24 (Call 04/01/20)	USD	125	127,108
American Airlines Group Inc., 5.00%, 06/01/22(a)	USD	45	46,976
American Axle & Manufacturing Inc. 6.25%, 04/01/25 (Call 04/01/20)(c)	USD	110	106,287
6.25%, 03/15/26 (Call 03/15/21)	USD	70	66,593
6.50%, 04/01/27 (Call 04/01/22)	USD	75	71,156
6.63%, 10/15/22 (Call 12/02/19)	USD	50	50,409
American Builders & Contractors Supply Co. Inc., 4.00%, 01/15/28 (Call 01/15/23)(a)	USD	170	169,787
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	USD	125	134,387
5.63%, 05/20/24 (Call 03/20/24)	USD	100	108,198
5.75%, 05/20/27 (Call 02/20/27)	USD	75	82,263
5.88%, 08/20/26 (Call 05/20/26)	USD	75	83,306
Anixter Inc., 5.13%, 10/01/21	USD	75	77,483
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 11/15/19)	USD	125	101,927
5.75%, 03/01/27 (Call 03/01/22)(a)(c)	USD	110	82,225
5.75%, 01/15/28 (Call 01/15/23)(a)	USD	100	73,500
Antero Resources Corp. 5.00%, 03/01/25 (Call 03/01/20)(c)	USD	75	49,688
5.13%, 12/01/22 (Call 12/02/19)	USD	150	112,687
5.38%, 11/01/21 (Call 12/02/19)	USD	125	111,562
5.63%, 06/01/23 (Call 12/02/19)(c)	USD	125	88,648
APX Group Inc. 7.63%, 09/01/23 (Call 12/02/19)	USD	50	44,016
7.88%, 12/01/22 (Call 12/02/19)	USD	125	124,844
8.75%, 12/01/20 (Call 12/02/19)	USD	67	66,006
Aramark International Finance Sarl, 3.13%, 04/01/25 (Call 04/01/20)(b)	EUR	100	114,537
Aramark Services Inc. 4.75%, 06/01/26 (Call 06/01/21)(c)	USD	50	51,396
5.00%, 04/01/25 (Call 04/01/20)(a)	USD	75	78,094
5.00%, 02/01/28 (Call 02/01/23)(a)	USD	200	209,000

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
5.13%, 01/15/24 (Call 12/02/19)	USD	125	$128,876
Arconic Inc. 5.13%, 10/01/24 (Call 07/01/24)	USD	150	160,875
5.40%, 04/15/21 (Call 01/15/21)	USD	175	180,290
5.87%, 02/23/22	USD	100	106,660
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/26 (Call 11/01/21)(a)	USD	100	75,500
10.00%, 04/01/22 (Call 04/01/20)(a)	USD	150	141,750
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	USD	125	130,937
Avantor Inc. 4.75%, 10/01/24 (Call 10/01/20)(b)	EUR	100	118,381
6.00%, 10/01/24 (Call 10/01/20)(a)	USD	250	267,220
9.00%, 10/01/25 (Call 10/01/20)(a)	USD	275	307,557
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.75%, 07/15/27 (Call 07/15/22)(a)	USD	55	56,469
Avis Budget Finance PLC, 4.75%, 01/30/26 (Call 09/30/21)(b)	EUR	100	115,121
Avon International Operations Inc., 7.88%, 08/15/22 (Call 12/02/19)(a)	USD	100	104,174
Avon Products Inc., 7.00%, 03/15/23	USD	50	52,625
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 01/15/20)(b)	EUR	125	143,139
B&G Foods Inc. 5.25%, 04/01/25 (Call 04/01/20)(c)	USD	125	127,424
5.25%, 09/15/27 (Call 03/01/22)	USD	90	89,775
Ball Corp. 3.50%, 12/15/20	EUR	100	115,385
4.00%, 11/15/23	USD	125	130,898
4.38%, 12/15/20	USD	125	127,422
4.38%, 12/15/23	EUR	100	129,111
4.88%, 03/15/26 (Call 12/15/25)(c)	USD	150	162,937
5.00%, 03/15/22	USD	100	105,750
5.25%, 07/01/25	USD	175	194,687
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)	USD	200	187,250
Bausch Health Americas Inc. 8.50%, 01/31/27 (Call 07/31/22)(a)	USD	290	326,387
9.25%, 04/01/26 (Call 04/01/22)(a)	USD	200	227,168
Bausch Health Companies Inc. 4.50%, 05/15/23 (Call 11/29/19)(b)	EUR	225	253,313
5.50%, 03/01/23 (Call 12/02/19)(a)	USD	52	52,534
5.50%, 11/01/25 (Call 11/01/20)(a)	USD	225	235,091
5.75%, 08/15/27 (Call 08/15/22)(a)	USD	65	70,708
5.88%, 05/15/23 (Call 12/02/19)(a)	USD	234	237,510
6.13%, 04/15/25 (Call 04/15/20)(a)	USD	500	520,625
6.50%, 03/15/22 (Call 12/02/19)(a)	USD	150	154,125
7.00%, 03/15/24 (Call 03/15/20)(a)	USD	350	366,599
7.00%, 01/15/28 (Call 01/15/23)(a)(c)	USD	110	118,911
7.25%, 05/30/29 (Call 05/30/24)(a)(c)	USD	95	104,791
9.00%, 12/15/25 (Call 12/15/21)(a)	USD	300	337,560
BBA U.S. Holdings Inc., 4.00%, 03/01/28 (Call 03/01/23)(a)	USD	65	64,513
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(c)	USD	175	172,594
Belden Inc., 3.88%, 03/15/28 (Call 03/15/23)(b)	EUR	150	174,066
Berry Global Inc. 4.50%, 02/15/26 (Call 02/15/21)(a)	USD	65	65,203
4.88%, 07/15/26 (Call 07/15/22)(a)	USD	210	220,834
5.13%, 07/15/23 (Call 12/02/19)	USD	100	102,500
5.50%, 05/15/22 (Call 12/02/19)	USD	50	50,804
5.63%, 07/15/27 (Call 07/15/22)(a)	USD	65	68,849

Security		Par (000)	Value

United States (continued)
6.00%, 10/15/22 (Call 12/02/19)	USD	65	$66,171
Blue Cube Spinco LLC 9.75%, 10/15/23 (Call 10/15/20)	USD	100	109,314
10.00%, 10/15/25 (Call 10/15/20)	USD	100	111,875
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 12/02/19)(a)	USD	125	122,875
Boyd Gaming Corp. 6.00%, 08/15/26 (Call 08/15/21)	USD	100	106,192
6.38%, 04/01/26 (Call 04/01/21)	USD	100	106,368
6.88%, 05/15/23 (Call 11/15/19)	USD	100	103,625
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)	USD	150	145,687
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)	USD	170	177,650
Buckeye Partners LP, 6.38%, 01/22/78 (Call 01/22/23)(d)	USD	50	36,448
Builders FirstSource Inc., 6.75%, 06/01/27 (Call 06/01/22)(a)	USD	100	108,762
Cablevision Systems Corp., 5.88%, 09/15/22	USD	100	107,841
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(c)	USD	225	230,625
California Resources Corp., 8.00%, 12/15/22 (Call 12/02/19)(a)(c)	USD	325	98,312
Callon Petroleum Co. 6.13%, 10/01/24 (Call 12/02/19)(c)	USD	75	71,259
6.38%, 07/01/26 (Call 07/01/21)(c)	USD	50	46,125
Calpine Corp. 5.25%, 06/01/26 (Call 06/01/21)(a)(c)	USD	200	207,484
5.38%, 01/15/23 (Call 12/02/19)	USD	200	202,698
5.50%, 02/01/24 (Call 12/02/19)(c)	USD	100	101,187
5.75%, 01/15/25 (Call 12/02/19)	USD	225	231,187
5.88%, 01/15/24 (Call 12/02/19)(a)	USD	75	76,571
6.00%, 01/15/22 (Call 12/02/19)(a)	USD	100	100,190
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 10/15/21)(a)(c)	USD	70	69,825
Catalent Pharma Solutions Inc., 4.75%, 12/15/24 (Call 12/15/19)(b)	EUR	100	114,584
CBL & Associates LP 5.25%, 12/01/23 (Call 09/01/23)(c)	USD	75	52,515
5.95%, 12/15/26 (Call 09/15/26)(c)	USD	100	66,785
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23 (Call 11/15/19)(a)	USD	100	101,750
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	100	101,886
5.00%, 02/01/28 (Call 08/01/22)(a)	USD	375	392,166
5.13%, 02/15/23 (Call 12/02/19)	USD	200	203,536
5.13%, 05/01/23 (Call 12/02/19)(a)	USD	150	153,544
5.13%, 05/01/27 (Call 05/01/22)(a)	USD	525	553,219
5.25%, 09/30/22 (Call 12/02/19)	USD	150	151,875
5.38%, 05/01/25 (Call 05/01/20)(a)	USD	150	155,692
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	225	239,906
5.50%, 05/01/26 (Call 05/01/21)(a)	USD	250	263,750
5.75%, 09/01/23 (Call 12/02/19)	USD	75	76,557
5.75%, 02/15/26 (Call 02/15/21)(a)	USD	375	396,620
5.88%, 04/01/24 (Call 12/02/19)(a)	USD	275	286,687
5.88%, 05/01/27 (Call 05/01/21)(a)	USD	100	106,107
CDK Global Inc. 4.88%, 06/01/27 (Call 06/01/22)	USD	75	78,789
5.00%, 10/15/24 (Call 07/15/24)	USD	75	81,113
5.25%, 05/15/29 (Call 05/15/24)(a)	USD	50	53,063
5.88%, 06/15/26 (Call 06/15/21)	USD	100	107,036

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
CDW LLC/CDW Finance Corp. 4.25%, 04/01/28 (Call 10/01/22)	USD	70	$72,534
5.00%, 09/01/25 (Call 03/01/20)(c)	USD	75	78,370
5.50%, 12/01/24 (Call 06/01/24)	USD	100	111,299
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)	USD	70	74,927
Centene Corp. 4.75%, 05/15/22 (Call 12/02/19)	USD	125	127,909
4.75%, 01/15/25 (Call 01/15/20)(c)	USD	250	258,668
5.38%, 06/01/26 (Call 06/01/21)(a)	USD	275	290,692
6.13%, 02/15/24 (Call 12/02/19)	USD	150	156,234
CenturyLink Inc. 5.63%, 04/01/25 (Call 01/01/25)(c)	USD	75	79,150
Series S, 6.45%, 06/15/21	USD	200	210,500
Series T, 5.80%, 03/15/22	USD	175	184,848
Series W, 6.75%, 12/01/23	USD	100	111,385
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	USD	150	170,250
CF Industries Inc., 3.45%, 06/01/23	USD	150	153,109
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)	USD	190	194,408
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 05/01/23)(a)	USD	80	81,500
Chemours Co. (The) 4.00%, 05/15/26 (Call 05/15/21)	EUR	100	100,489
5.38%, 05/15/27 (Call 02/15/27)	USD	75	66,477
6.63%, 05/15/23 (Call 12/02/19)	USD	125	124,415
7.00%, 05/15/25 (Call 05/15/20)(c)	USD	125	120,208
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27 (Call 01/01/27)	USD	100	107,842
Cheniere Energy Partners LP 4.50%, 10/01/29 (Call 10/01/24)(a)	USD	170	172,938
5.25%, 10/01/25 (Call 10/01/20)	USD	261	270,706
5.63%, 10/01/26 (Call 10/01/21)	USD	155	163,719
Chesapeake Energy Corp. 7.00%, 10/01/24 (Call 04/01/21)	USD	135	91,062
7.50%, 10/01/26 (Call 10/01/21)	USD	50	30,961
8.00%, 03/15/26 (Call 03/15/22)(a)	USD	156	97,792
CHS/Community Health Systems Inc. 5.13%, 08/01/21 (Call 12/02/19)	USD	125	124,687
6.25%, 03/31/23 (Call 03/31/20)	USD	475	463,549
6.88%, 02/01/22 (Call 12/02/19)	USD	375	286,676
8.00%, 03/15/26 (Call 03/15/22)(a)	USD	275	268,469
8.13%, 06/30/24 (Call 06/30/21)(a)(c)	USD	225	172,103
8.63%, 01/15/24 (Call 01/15/21)(a)(c)	USD	150	152,873
9.88%, 06/30/23 (Call 06/30/20)(a)(h)	USD	250	208,687
Churchill Downs Inc. 4.75%, 01/15/28 (Call 01/15/23)(a)	USD	50	51,688
5.50%, 04/01/27 (Call 04/01/22)(a)	USD	100	106,125
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 12/02/19)(a)(c)	USD	100	90,177
Cinemark USA Inc. 4.88%, 06/01/23 (Call 12/02/19)	USD	125	126,875
5.13%, 12/15/22 (Call 12/02/19)	USD	50	50,661
CIT Bank N.A., 2.97%, 09/27/25 (Call 09/27/24)(d)	USD	50	50,444
CIT Group Inc. 4.13%, 03/09/21 (Call 02/09/21)	USD	75	76,688
4.75%, 02/16/24 (Call 11/16/23)	USD	100	106,807
5.00%, 08/15/22	USD	150	159,592
5.00%, 08/01/23	USD	100	107,866
5.25%, 03/07/25 (Call 12/07/24)	USD	75	82,540
6.13%, 03/09/28	USD	50	59,000
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(a)	USD	190	198,402

Security		Par (000)	Value

United States (continued)
Clear Channel Worldwide Holdings Inc. 5.13%, 08/15/27 (Call 08/15/22)(a)(c)	USD	200	$208,436
9.25%, 02/15/24 (Call 02/15/21)(a)(c)	USD	294	323,334
Clearway Energy Operating LLC 5.38%, 08/15/24 (Call 12/02/19)	USD	75	76,219
5.75%, 10/15/25 (Call 10/15/21)	USD	110	112,469
Cleveland-Cliffs Inc. 4.88%, 01/15/24 (Call 01/15/21)(a)	USD	50	51,612
5.75%, 03/01/25 (Call 03/01/20)(c)	USD	126	124,795
5.88%, 06/01/27 (Call 06/01/22)(a)	USD	125	119,109
CNX Resources Corp. 5.88%, 04/15/22 (Call 12/02/19)	USD	115	112,739
7.25%, 03/14/27 (Call 03/14/22)(a)	USD	75	60,375
Colfax Corp. 3.25%, 05/15/25 (Call 05/15/20)(b)	EUR	100	114,153
6.00%, 02/15/24 (Call 02/15/21)(a)	USD	80	85,111
6.38%, 02/15/26 (Call 02/15/22)(a)	USD	65	70,363
CommScope Inc. 5.50%, 03/01/24 (Call 03/01/21)(a)	USD	160	162,560
5.50%, 06/15/24 (Call 11/12/19)(a)(c)	USD	85	80,431
6.00%, 03/01/26 (Call 03/01/22)(a)	USD	255	261,778
8.25%, 03/01/27 (Call 03/01/22)(a)(c)	USD	155	145,963
CommScope Technologies LLC 5.00%, 03/15/27 (Call 03/15/22)(a)	USD	100	81,531
6.00%, 06/15/25 (Call 06/15/20)(a)	USD	250	221,798
Coty Inc., 4.75%, 04/15/26 (Call 04/15/21)(b)	EUR	100	113,954
Covanta Holding Corp. 5.88%, 03/01/24 (Call 12/02/19)	USD	50	51,500
5.88%, 07/01/25 (Call 07/01/20)	USD	50	52,159
6.00%, 01/01/27 (Call 01/01/22)	USD	50	52,563
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)	USD	110	110,977
5.75%, 04/01/25 (Call 04/01/20)	USD	75	77,625
6.25%, 04/01/23 (Call 11/15/19)	USD	100	101,970
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	USD	175	183,201
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	USD	50	52,150
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)	USD	100	104,867
Crown European Holdings SA 0.75%, 02/15/23 (Call 01/15/23)(b)	EUR	100	111,327
2.25%, 02/01/23 (Call 11/01/22)(b)	EUR	100	116,513
2.88%, 02/01/26 (Call 08/01/25)(b)	EUR	100	119,474
3.38%, 05/15/25 (Call 11/15/24)(b)	EUR	100	122,691
4.00%, 07/15/22 (Call 04/15/22)(b)	EUR	100	121,051
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)	USD	150	145,906
CSC Holdings LLC 5.25%, 06/01/24	USD	125	134,835
5.38%, 07/15/23 (Call 11/12/19)(a)	USD	200	205,246
5.38%, 02/01/28 (Call 02/01/23)(a)	USD	200	211,564
5.50%, 05/15/26 (Call 05/15/21)(a)	USD	200	211,244
5.50%, 04/15/27 (Call 04/15/22)(a)	USD	200	212,596
5.75%, 01/15/30 (Call 01/15/25)(a)	USD	400	420,512
6.50%, 02/01/29 (Call 02/01/24)(a)	USD	200	223,875
6.63%, 10/15/25 (Call 10/15/20)(a)	USD	200	213,000
6.75%, 11/15/21(a)	USD	150	161,625
7.50%, 04/01/28 (Call 04/01/23)(a)	USD	200	225,750

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
10.88%, 10/15/25 (Call 10/15/20)(a)	USD	225	$253,903
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)	USD	75	77,424
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)(c)	USD	75	77,180
Darling Global Finance BV, 3.63%, 05/15/26 (Call 05/15/21)(b)	EUR	100	117,499
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(c)	USD	200	202,540
5.13%, 07/15/24 (Call 11/15/19)	USD	275	281,122
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	USD	75	75,879
4.75%, 09/30/21 (Call 06/30/21)(a)	USD	75	76,690
5.13%, 05/15/29 (Call 02/15/29)	USD	110	111,600
5.38%, 07/15/25 (Call 04/15/25)	USD	150	157,519
5.85%, 05/21/43 (Call 05/21/23)(a)(d)	USD	75	67,696
Dell Inc., 4.63%, 04/01/21	USD	50	51,400
Dell International LLC/EMC Corp.	USD	132	134,179
5.88%, 06/15/21 (Call 11/15/19)(a)
7.13%, 06/15/24 (Call 11/15/19)(a)	USD	225	238,055
Denbury Resources Inc.
7.75%, 02/15/24 (Call 08/15/20)(a)	USD	50	36,750
9.00%, 05/15/21 (Call 12/02/19)(a)	USD	75	64,453
9.25%, 03/31/22 (Call 12/02/19)(a)	USD	75	61,500
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)	USD	75	59,953
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 12/02/19)(a)(c)	USD	75	77,609
10.75%, 09/01/24 (Call 12/02/19)(a)	USD	100	103,594
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)	USD	455	475,475
6.63%, 08/15/27 (Call 08/15/22)(a)(c)	USD	265	273,281
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 12/02/19)(c)	USD	100	103,375
5.38%, 05/31/25 (Call 05/31/20)	USD	160	167,200
DISH DBS Corp.
5.00%, 03/15/23	USD	250	250,469
5.88%, 07/15/22(c)	USD	325	339,685
5.88%, 11/15/24	USD	300	300,288
6.75%, 06/01/21	USD	250	262,812
7.75%, 07/01/26	USD	300	303,405
Dun & Bradstreet Corp./The
6.88%, 08/15/26 (Call 02/15/22)(a)	USD	100	109,405
10.25%, 02/15/27 (Call 02/15/22)(a)	USD	105	115,131
Edgewell Personal Care Co.
4.70%, 05/19/21	USD	75	76,977
4.70%, 05/24/22(c)	USD	75	77,625
Elanco Animal Health Inc.
3.91%, 08/27/21	USD	50	51,310
4.27%, 08/28/23 (Call 07/28/23)	USD	100	104,687
4.90%, 08/28/28 (Call 05/28/28)	USD	100	108,685
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	USD	100	105,375
6.00%, 09/15/26 (Call 09/15/21)	USD	90	98,744
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	USD	175	176,524
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	USD	80	81,764
4.75%, 02/01/30 (Call 02/01/25)	USD	75	77,163
5.75%, 11/01/24 (Call 12/02/19)	USD	137	138,709

Security		Par (000)	Value

United States (continued)
Endeavor Energy Resources LP/EER Finance Inc. 5.50%, 01/30/26 (Call 01/30/21)(a)	USD	50	$51,617
5.75%, 01/30/28 (Call 01/30/23)(a)	USD	75	79,223
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 12/02/19)(a)(c)	USD	200	132,000
6.00%, 02/01/25 (Call 02/01/20)(a)(c)	USD	200	124,125
Energizer Gamma Acquisition BV, 4.63%, 07/15/26 (Call 07/15/21)(b)	EUR	100	117,410
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)(a)	USD	75	77,813
6.38%, 07/15/26 (Call 07/15/21)(a)(c)	USD	115	122,512
7.75%, 01/15/27 (Call 01/15/22)(a)(c)	USD	65	71,917
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)(c)	USD	100	90,612
4.40%, 04/01/24 (Call 01/01/24)	USD	75	70,515
4.85%, 07/15/26 (Call 04/15/26)	USD	100	91,426
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)	USD	175	100,625
Equinix Inc.
2.88%, 03/15/24 (Call 09/15/20)	EUR	100	115,362
2.88%, 10/01/25 (Call 10/01/20)	EUR	150	172,870
2.88%, 02/01/26 (Call 02/01/21)	EUR	200	231,891
ESH Hospitality Inc.
4.63%, 10/01/27 (Call 10/01/22)(a)	USD	125	125,680
5.25%, 05/01/25 (Call 05/01/20)(a)	USD	175	180,730
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)	USD	150	71,156
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(a)	USD	100	42,500
7.38%, 05/15/24 (Call 05/15/20)(a)	USD	100	42,248
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/02/19)(c)	USD	75	63,449
6.75%, 01/15/22 (Call 12/02/19)(c)	USD	100	84,344
6.75%, 06/15/23 (Call 11/15/19)(c)	USD	75	63,375
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(d)(i)	USD	75	76,159
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(a)(c)	USD	75	70,866
7.88%, 07/15/26 (Call 07/15/21)(a)(c)	USD	75	70,906
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(a)	USD	100	101,750
6.75%, 03/15/22 (Call 03/15/20)(a)	USD	100	104,125
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp.,
12.25%, 11/15/26 (Call 11/15/22)(a)	USD	65	65,332
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(a)	USD	75	70,613
8.25%, 04/15/25 (Call 04/15/21)(a)	USD	100	94,250
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	USD	248	249,525
3.88%, 03/15/23 (Call 12/15/22)	USD	350	355,931
4.55%, 11/14/24 (Call 08/14/24)(c)	USD	125	129,687
5.00%, 09/01/27 (Call 09/01/22)	USD	105	107,001
5.25%, 09/01/29 (Call 09/01/24)	USD	85	86,407
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)	USD	100	44,760
7.13%, 01/15/23	USD	125	56,469
7.63%, 04/15/24(c)	USD	100	45,490
8.00%, 04/01/27 (Call 04/01/22)(a)	USD	285	299,250
8.50%, 04/01/26 (Call 04/01/21)(a)	USD	275	276,031
8.75%, 04/15/22	USD	75	35,016
10.50%, 09/15/22 (Call 06/15/22)	USD	350	165,566

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
11.00%, 09/15/25 (Call 06/15/25)	USD	525	$245,723
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 12/02/19)	USD	50	48,768
6.25%, 05/15/26 (Call 02/15/21)	USD	50	46,250
6.50%, 10/01/25 (Call 10/01/20)	USD	100	95,000
6.75%, 08/01/22 (Call 12/02/19)	USD	150	151,297
Genworth Holdings Inc., 7.63%, 09/24/21	USD	100	103,521
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 08/01/22)(a)	USD	50	52,240
Golden Nugget Inc.
6.75%, 10/15/24 (Call 12/02/19)(a)	USD	175	180,705
8.75%, 10/01/25 (Call 10/01/20)(a)	USD	125	131,719
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(c)	USD	100	100,577
5.00%, 05/31/26 (Call 05/31/21)(c)	USD	125	129,375
5.13%, 11/15/23 (Call 12/02/19)(c)	USD	125	126,702
Gray Television Inc.
5.13%, 10/15/24 (Call 11/12/19)(a)(c)	USD	75	77,710
5.88%, 07/15/26 (Call 07/15/21)(a)(c)	USD	150	157,690
7.00%, 05/15/27 (Call 05/15/22)(a)(c)	USD	100	109,250
Griffon Corp., 5.25%, 03/01/22 (Call 12/02/19)	USD	125	125,840
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 12/02/19)	USD	125	79,635
6.38%, 05/15/25 (Call 05/15/20)	USD	75	45,563
6.38%, 01/15/26 (Call 01/15/21)	USD	75	45,000
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(b)	EUR	100	123,217
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	USD	175	183,747
4.88%, 05/15/26 (Call 02/15/26)(a)(c)	USD	125	132,227
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 12/02/19)(a)	USD	125	99,279
9.25%, 03/01/21 (Call 12/02/19)(a)(c)	USD	125	115,339
HCA Healthcare Inc., 6.25%, 02/15/21	USD	125	131,256
HCA Inc. 5.38%, 02/01/25(c)	USD	425	466,969
5.38%, 09/01/26 (Call 03/01/26)	USD	170	185,725
5.63%, 09/01/28 (Call 03/01/28)(c)	USD	225	252,844
5.88%, 05/01/23	USD	200	219,985
5.88%, 02/15/26 (Call 08/15/25)	USD	200	224,803
5.88%, 02/01/29 (Call 08/01/28)(c)	USD	120	135,900
7.50%, 02/15/22	USD	350	387,805
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	USD	190	198,003
Hertz Corp. (The) 5.50%, 10/15/24 (Call 11/12/19)(a)(c)	USD	125	124,017
6.25%, 10/15/22 (Call 12/02/19)	USD	75	75,677
7.13%, 08/01/26 (Call 08/01/22)(a)	USD	85	87,653
7.63%, 06/01/22 (Call 12/02/19)(a)	USD	250	260,151
Hertz Holdings Netherlands BV, 5.50%, 03/30/23 (Call 03/30/20)(b)	EUR	100	114,529
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 12/02/19)(a)	USD	75	66,773
5.75%, 10/01/25 (Call 04/01/20)(a)	USD	75	66,063
6.25%, 11/01/28 (Call 11/01/23)(a)	USD	75	66,563
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 11/25/19)	USD	175	178,248
4.88%, 01/15/30 (Call 01/15/25)(a)	USD	130	137,949
5.13%, 05/01/26 (Call 05/01/21)	USD	250	263,026

Security		Par (000)	Value

United States (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide
Finance Corp. 4.63%, 04/01/25 (Call 04/01/20)	USD	100	$102,994
4.88%, 04/01/27 (Call 04/01/22)(c)	USD	100	105,748
Hologic Inc. 4.38%, 10/15/25 (Call 10/15/20)(a)	USD	100	102,580
4.63%, 02/01/28 (Call 02/01/23)(a)	USD	125	131,164
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)	USD	225	233,466
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	USD	175	180,620
Hughes Satellite Systems Corp. 5.25%, 08/01/26	USD	150	160,687
6.63%, 08/01/26(c)	USD	100	108,532
7.63%, 06/15/21	USD	100	107,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.75%, 09/15/24 (Call 06/15/24)(a)	USD	175	177,312
5.88%, 02/01/22 (Call 12/02/19)	USD	200	201,884
6.25%, 02/01/22 (Call 12/02/19)	USD	250	256,284
6.25%, 05/15/26 (Call 05/15/22)	USD	140	148,503
6.38%, 12/15/25 (Call 12/15/20)	USD	150	158,037
6.75%, 02/01/24 (Call 02/01/20)	USD	75	78,134
iHeartCommunications Inc. 5.25%, 08/15/27 (Call 08/15/22)(a)	USD	120	123,879
6.38%, 05/01/26 (Call 05/01/22)	USD	125	134,273
8.38%, 05/01/27 (Call 05/01/22)(c)	USD	200	214,325
Infor U.S. Inc. 5.75%, 05/15/22 (Call 11/14/19)	EUR	100	112,904
6.50%, 05/15/22 (Call 11/15/19)	USD	225	228,487
International Game Technology PLC 3.50%, 07/15/24 (Call 01/15/24)(b)	EUR	100	119,890
6.50%, 02/15/25 (Call 08/15/24)(a)	USD	200	222,750
IQVIA Inc.
2.25%, 01/15/28 (Call 07/15/22)(b)	EUR	100	114,005
2.88%, 09/15/25 (Call 09/15/20)(b)	EUR	100	114,629
3.25%, 03/15/25 (Call 03/15/20)(b)	EUR	300	342,102
5.00%, 10/15/26 (Call 10/15/21)(a)	USD	200	211,162
5.00%, 05/15/27 (Call 05/15/22)(a)	USD	200	211,750
Iron Mountain Inc.
4.88%, 09/15/27 (Call 09/15/22)(a)	USD	225	232,205
4.88%, 09/15/29 (Call 09/15/24)(a)	USD	120	122,597
5.25%, 03/15/28 (Call 12/27/22)(a)	USD	150	157,594
5.75%, 08/15/24 (Call 11/12/19)(c)	USD	175	176,750
6.00%, 08/15/23 (Call 11/12/19)(c)	USD	75	76,736
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/15/20)(b)	GBP	100	129,389
iStar Inc.
4.75%, 10/01/24 (Call 07/01/24)	USD	50	51,500
5.25%, 09/15/22 (Call 12/02/19)	USD	50	51,194
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 12/02/19)(a)	USD	125	127,841
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(a)	USD	250	258,750
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 12/02/19)(a)	USD	75	66,047
8.63%, 03/15/25 (Call 03/15/21)(a)	USD	75	48,070
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 12/02/19)(a)	USD	50	43,042
10.50%, 07/15/24 (Call 07/15/20)(a)	USD	75	59,232
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	USD	75	80,888
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)	USD	150	155,250

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(c)	USD	100	$104,568
5.00%, 06/01/24 (Call 12/02/19)(a)	USD	150	155,812
5.25%, 06/01/26 (Call 06/01/21)(a)	USD	175	185,040
L Brands Inc. 5.25%, 02/01/28(c)	USD	75	69,914
5.63%, 02/15/22	USD	125	132,002
5.63%, 10/15/23(c)	USD	75	79,568
6.63%, 04/01/21	USD	50	52,667
7.50%, 06/15/29 (Call 06/15/24)(c)	USD	75	74,615
LABL Escrow Issuer LLC 6.75%, 07/15/26 (Call 07/15/22)(a)	USD	100	104,007
10.50%, 07/15/27 (Call 07/15/22)(a)	USD	105	105,727
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(a)	USD	50	51,813
5.25%, 10/01/25 (Call 10/01/20)(a)	USD	60	61,158
Lamar Media Corp. 5.00%, 05/01/23 (Call 12/02/19)	USD	50	50,943
5.38%, 01/15/24 (Call 12/02/19)	USD	75	76,922
5.75%, 02/01/26 (Call 02/01/21)	USD	70	74,014
Lamb Weston Holdings Inc. 4.63%, 11/01/24 (Call 11/01/21)(a)	USD	100	105,342
4.88%, 11/01/26 (Call 11/01/21)(a)	USD	125	131,822
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)	USD	75	77,063
4.50%, 04/30/24 (Call 01/31/24)	USD	100	105,903
4.75%, 04/01/21 (Call 02/01/21)	USD	75	76,973
4.75%, 11/15/22 (Call 08/15/22)	USD	75	78,979
4.75%, 05/30/25 (Call 02/28/25)	USD	100	107,443
4.75%, 11/29/27 (Call 05/29/27)	USD	125	135,135
4.88%, 12/15/23 (Call 09/15/23)	USD	55	58,868
5.88%, 11/15/24 (Call 05/15/24)	USD	50	55,875
Level 3 Financing Inc. 4.63%, 09/15/27 (Call 09/15/22)(a)	USD	145	147,537
5.13%, 05/01/23 (Call 12/02/19)	USD	175	177,187
5.25%, 03/15/26 (Call 03/15/21)	USD	100	104,346
5.38%, 08/15/22 (Call 12/02/19)	USD	189	189,662
5.38%, 01/15/24 (Call 12/02/19)	USD	125	127,371
5.38%, 05/01/25 (Call 05/01/20)	USD	125	129,474
5.63%, 02/01/23 (Call 12/02/19)	USD	75	75,661
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	119,050
Liberty Mutual Group Inc., 3.63%, 05/23/59 (Call 05/23/24)(b)(d)	EUR	100	115,852
Lions Gate Capital Holdings LLC 5.88%, 11/01/24 (Call 12/02/19)(a)(c)	USD	100	94,250
6.38%, 02/01/24 (Call 02/01/21)(a)	USD	40	38,525
Live Nation Entertainment Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)	USD	100	104,260
LKQ European Holdings BV, 4.13%, 04/01/28 (Call 04/01/23)(b)	EUR	100	121,059
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (Call 01/01/24)(b)	EUR	100	124,709
Mallinckrodt International Finance SA, 4.75%, 04/15/23(c)	USD	100	31,043
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 04/15/25 (Call 04/15/20)(a)(c)	USD	100	32,813
5.63%, 10/15/23 (Call 12/02/19)(a)(c)	USD	100	34,500
5.75%, 08/01/22 (Call 12/02/19)(a)	USD	100	39,525

Security		Par (000)	Value

United States (continued)
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)	USD	100	$107,873
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)	USD	175	168,000
Match Group Inc., 5.00%, 12/15/27 (Call 12/15/22)(a)(c)	USD	75	78,223
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(a)(c)	USD	250	261,934
Mauser Packaging Solutions Holding Co. 4.75%, 04/15/24 (Call 04/15/20)(b)	EUR	100	115,019
5.50%, 04/15/24 (Call 04/15/20)(a)	USD	200	205,763
7.25%, 04/15/25 (Call 04/15/20)(a)(c)	USD	225	215,156
MEDNAX Inc. 5.25%, 12/01/23 (Call 12/02/19)(a)	USD	100	101,490
6.25%, 01/15/27 (Call 01/15/22)(a)	USD	165	163,350
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)	USD	200	206,892
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	USD	50	56,303
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	USD	75	79,813
5.63%, 05/01/24 (Call 02/01/24)(c)	USD	150	165,588
5.75%, 02/01/27 (Call 11/01/26)(a)	USD	130	147,029
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)	USD	50	52,485
5.50%, 04/15/27 (Call 01/15/27)(c)	USD	170	187,035
5.75%, 06/15/25 (Call 03/15/25)(c)	USD	125	138,750
6.00%, 03/15/23	USD	200	220,910
6.63%, 12/15/21	USD	175	189,875
7.75%, 03/15/22	USD	150	167,988
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	USD	150	158,906
Moss Creek Resources Holdings Inc. 7.50%, 01/15/26 (Call 01/15/21)(a)	USD	100	68,350
10.50%, 05/15/27 (Call 05/15/22)(a)	USD	75	57,672
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(a)	USD	200	186,016
MPT Operating Partnership LP/MPT Finance Corp. 3.33%, 03/24/25 (Call 12/24/24)	EUR	100	123,738
4.00%, 08/19/22 (Call 05/19/22)	EUR	100	121,756
4.63%, 08/01/29 (Call 08/01/24)	USD	140	145,573
5.00%, 10/15/27 (Call 10/15/22)	USD	275	290,577
5.25%, 08/01/26 (Call 08/01/21)	USD	75	78,907
6.38%, 03/01/24 (Call 12/02/19)	USD	75	78,566
MSCI Inc. 4.75%, 08/01/26 (Call 08/01/21)(a)(c)	USD	100	105,064
5.25%, 11/15/24 (Call 12/02/19)(a)	USD	150	154,357
5.38%, 05/15/27 (Call 05/15/22)(a)	USD	75	80,474
5.75%, 08/15/25 (Call 08/15/20)(a)	USD	100	105,125
Murphy Oil Corp. 4.00%, 06/01/22 (Call 03/01/22)	USD	75	75,771
4.20%, 12/01/22 (Call 09/01/22)	USD	100	102,021
5.75%, 08/15/25 (Call 08/15/20)	USD	75	76,386
6.88%, 08/15/24 (Call 12/02/19)	USD	50	52,902
Nabors Industries Inc. 4.63%, 09/15/21	USD	125	115,292
5.50%, 01/15/23 (Call 11/15/22)(c)	USD	75	62,728
5.75%, 02/01/25 (Call 11/01/24)	USD	150	111,478
Nationstar Mortgage Holdings Inc. 8.13%, 07/15/23 (Call 07/15/20)(a)	USD	125	132,435
9.13%, 07/15/26 (Call 07/15/21)(a)	USD	150	163,500
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/02/19)(c)	USD	83	83,311
Navient Corp. 5.50%, 01/25/23	USD	175	182,219

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
5.88%, 03/25/21	USD	100	$103,688
5.88%, 10/25/24	USD	75	77,272
6.13%, 03/25/24	USD	150	157,843
6.50%, 06/15/22	USD	125	134,337
6.63%, 07/26/21	USD	100	105,833
6.75%, 06/25/25(c)	USD	75	79,290
6.75%, 06/15/26(c)	USD	75	78,375
7.25%, 01/25/22	USD	75	81,353
7.25%, 09/25/23	USD	75	82,124
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/02/19)(a)	USD	75	44,016
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)	USD	150	152,719
NCR Corp. 5.00%, 07/15/22 (Call 12/02/19)	USD	100	101,000
5.75%, 09/01/27 (Call 09/01/22)(a)	USD	75	76,634
5.88%, 12/15/21 (Call 12/02/19)	USD	50	50,201
6.13%, 09/01/29 (Call 09/01/24)(a)	USD	85	88,898
6.38%, 12/15/23 (Call 12/02/19)	USD	100	102,538
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, 8.00%, 10/25/24 (Call 12/02/19)(a)	USD	83	22,410
Netflix Inc. 3.63%, 05/15/27	EUR	200	234,612
3.63%, 06/15/30 (Call 03/15/30)(b)	EUR	200	222,692
3.88%, 11/15/29(b)	EUR	100	114,162
4.38%, 11/15/26(c)	USD	175	178,249
4.63%, 05/15/29(b)	EUR	200	243,764
4.88%, 04/15/28	USD	225	232,490
4.88%, 06/15/30 (Call 03/15/30)(a)	USD	165	166,923
5.38%, 02/01/21	USD	75	77,469
5.38%, 11/15/29(a)(c)	USD	110	115,925
5.50%, 02/15/22	USD	75	79,498
5.75%, 03/01/24(c)	USD	50	55,071
5.88%, 02/15/25	USD	100	110,328
5.88%, 11/15/28	USD	300	330,037
6.38%, 05/15/29(a)	USD	150	168,298
Nexstar Broadcasting Inc. 5.63%, 08/01/24 (Call 11/12/19)(a)	USD	125	130,469
5.63%, 07/15/27 (Call 07/15/22)(a)(c)	USD	175	185,010
5.88%, 11/15/22 (Call 11/12/19)	USD	50	50,982
NextEra Energy Operating Partners LP 3.88%, 10/15/26 (Call 07/15/26)(a)	USD	75	74,813
4.25%, 07/15/24 (Call 04/15/24)(a)	USD	95	98,082
4.25%, 09/15/24 (Call 07/15/24)(a)	USD	75	77,125
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	75	76,778
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 12/02/19)	USD	100	99,377
7.50%, 04/15/26 (Call 04/15/22)(a)	USD	70	66,712
Nielsen Co Luxembourg SARL/The, 5.00%, 02/01/25 (Call 02/01/20)(a)(c)	USD	75	74,813
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 12/02/19)(a)	USD	325	327,437
Noble Holding International Ltd. 7.88%, 02/01/26 (Call 02/01/21)(a)	USD	110	72,958
7.95%, 04/01/25 (Call 01/01/25)(c)	USD	50	28,267
Novelis Corp. 5.88%, 09/30/26 (Call 09/30/21)(a)	USD	250	263,150
6.25%, 08/15/24 (Call 12/02/19)(a)	USD	150	157,484

Security		Par (000)	Value

United States (continued)
NRG Energy Inc. 5.25%, 06/15/29 (Call 06/15/24)(a)	USD	90	$97,031
5.75%, 01/15/28 (Call 01/15/23)	USD	150	163,002
6.63%, 01/15/27 (Call 07/15/21)(c)	USD	250	271,712
7.25%, 05/15/26 (Call 05/15/21)	USD	125	137,221
NuStar Logistics LP 5.63%, 04/28/27 (Call 01/28/27)	USD	75	77,938
6.00%, 06/01/26 (Call 03/01/26)	USD	75	80,408
Oasis Petroleum Inc. 6.25%, 05/01/26 (Call 05/01/21)(a)(c)	USD	50	33,875
6.88%, 03/15/22 (Call 12/02/19)	USD	125	109,687
OI European Group BV, 3.13%, 11/15/24 (Call 08/15/24)(b)	EUR	100	115,074
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)	USD	75	74,006
5.13%, 09/15/27 (Call 03/15/22)(c)	USD	100	103,250
5.63%, 08/01/29 (Call 08/01/24)	USD	95	99,216
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(a)(c)	USD	200	193,250
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00%, 08/15/27 (Call 08/15/22)(a)	USD	85	88,975
5.63%, 02/15/24 (Call 12/02/19)	USD	50	51,401
5.88%, 03/15/25 (Call 12/02/19)	USD	75	77,438
Owens-Brockway Glass Container Inc. 5.00%, 01/15/22(a)	USD	150	154,875
5.88%, 08/15/23(a)	USD	100	105,625
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(a)	USD	100	79,938
Panther BF Aggregator 2 LP/Panther Finance Co. Inc. 4.38%, 05/15/26 (Call 05/15/22)(b)	EUR	100	112,410
6.25%, 05/15/26 (Call 05/15/22)(a)(c)	USD	165	175,019
8.50%, 05/15/27 (Call 05/15/22)(a)	USD	300	302,250
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	USD	255	243,118
Parsley Energy LLC/Parsley Finance Corp. 5.25%, 08/15/25 (Call 08/15/20)(a)	USD	50	51,020
5.38%, 01/15/25 (Call 01/15/20)(a)	USD	85	87,106
5.63%, 10/15/27 (Call 10/15/22)(a)	USD	100	103,351
6.25%, 06/01/24 (Call 12/02/19)(a)	USD	50	52,063
PBF Holding Co. LLC/PBF Finance Corp. 7.00%, 11/15/23 (Call 12/02/19)	USD	75	77,625
7.25%, 06/15/25 (Call 06/15/20)	USD	100	104,862
PDC Energy Inc. 5.75%, 05/15/26 (Call 05/15/21)	USD	75	69,179
6.13%, 09/15/24 (Call 12/02/19)	USD	50	48,531
Peabody Energy Corp. 6.00%, 03/31/22 (Call 12/02/19)(a)	USD	75	69,375
6.38%, 03/31/25 (Call 03/31/20)(a)	USD	75	61,667
Penske Automotive Group Inc. 5.50%, 05/15/26 (Call 05/15/21)(c)	USD	60	62,978
5.75%, 10/01/22 (Call 12/02/19)	USD	75	75,881
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)	USD	105	111,320
PetSmart Inc. 5.88%, 06/01/25 (Call 06/01/20)(a)	USD	167	164,621
7.13%, 03/15/23 (Call 12/02/19)(a)	USD	300	277,500
8.88%, 06/01/25 (Call 06/01/20)(a)	USD	100	93,042
Pilgrim’s Pride Corp. 5.75%, 03/15/25 (Call 03/15/20)(a)	USD	150	155,437
5.88%, 09/30/27 (Call 09/30/22)(a)	USD	100	107,075

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Pitney Bowes Inc. 4.13%, 10/01/21 (Call 09/01/21)	USD	75	$75,540
4.38%, 05/15/22 (Call 04/15/22)	USD	75	75,009
4.63%, 03/15/24 (Call 12/15/23)	USD	75	70,680
5.20%, 04/01/23 (Call 03/01/23)	USD	50	49,344
Post Holdings Inc. 5.00%, 08/15/26 (Call 08/15/21)(a)(c)	USD	250	260,650
5.50%, 03/01/25 (Call 03/01/20)(a)	USD	125	131,059
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	120	126,651
5.63%, 01/15/28 (Call 12/01/22)(a)(c)	USD	125	133,468
5.75%, 03/01/27 (Call 03/01/22)(a)(c)	USD	225	239,542
Prestige Brands Inc., 6.38%, 03/01/24 (Call 12/02/19)(a)(c)	USD	100	104,375
Prime Security Services Borrower LLC/Prime Finance Inc. 5.25%, 04/15/24(a)	USD	140	143,252
5.75%, 04/15/26(a)	USD	205	210,063
9.25%, 05/15/23 (Call 12/02/19)(a)	USD	228	239,856
PulteGroup Inc. 4.25%, 03/01/21 (Call 02/01/21)	USD	50	51,094
5.00%, 01/15/27 (Call 10/15/26)	USD	75	81,956
5.50%, 03/01/26 (Call 12/01/25)	USD	105	117,684
QEP Resources Inc. 5.25%, 05/01/23 (Call 02/01/23)	USD	75	71,187
5.38%, 10/01/22 (Call 07/01/22)	USD	75	72,722
5.63%, 03/01/26 (Call 12/01/25)	USD	75	67,500
Qorvo Inc., 5.50%, 07/15/26 (Call 07/15/21)(c)	USD	150	160,309
Quicken Loans Inc. 5.25%, 01/15/28 (Call 01/15/23)(a)	USD	175	179,999
5.75%, 05/01/25 (Call 05/01/20)(a)	USD	175	180,596
QVC Inc. 4.38%, 03/15/23	USD	125	130,005
4.45%, 02/15/25 (Call 11/15/24)	USD	75	78,650
4.85%, 04/01/24	USD	75	79,843
5.13%, 07/02/22	USD	75	79,091
Qwest Corp., 6.75%, 12/01/21(c)	USD	125	134,551
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 12/02/19)(a)(c)	USD	175	159,687
Range Resources Corp. 4.88%, 05/15/25 (Call 02/15/25)(c)	USD	100	80,375
5.00%, 08/15/22 (Call 05/15/22)(c)	USD	125	115,859
5.00%, 03/15/23 (Call 12/15/22)(c)	USD	100	86,185
5.75%, 06/01/21 (Call 03/01/21)	USD	100	99,104
Realogy Group LLC/Realogy Co-Issuer Corp. 4.88%, 06/01/23 (Call 03/01/23)(a)(c)	USD	75	73,133
5.25%, 12/01/21 (Call 12/02/19)(a)	USD	75	75,427
9.38%, 04/01/27 (Call 04/01/22)(a)(c)	USD	100	98,250
Refinitiv U.S. Holdings Inc. 4.50%, 05/15/26 (Call 11/15/21)(b)	EUR	100	120,746
6.25%, 05/15/26 (Call 11/15/21)(a)	USD	175	189,875
6.88%, 11/15/26 (Call 11/15/21)(b)	EUR	100	126,087
8.25%, 11/15/26 (Call 11/15/21)(a)	USD	250	280,937
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 12/02/19)(a)	USD	125	133,402
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	USD	225	246,356
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 12/02/19)(a)	USD	225	230,837
7.00%, 07/15/24 (Call 12/02/19)(a)	USD	100	103,544
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/02/19)(a)	USD	250	212,428
Rowan Companies Inc., 4.88%, 06/01/22 (Call 03/01/22)	USD	75	50,250

Security		Par (000)	Value

United States (continued)
Ryman Hospitality Properties Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)	USD	115	$118,893
Sabre GLBL Inc., 5.25%, 11/15/23 (Call 12/02/19)(a)	USD	125	128,125
Samsonite Finco Sarl, 3.50%, 05/15/26 (Call 05/15/21)(b)	EUR	100	113,335
SBA Communications Corp. 4.00%, 10/01/22 (Call 12/02/19)	USD	150	153,022
4.88%, 07/15/22 (Call 12/02/19)	USD	100	101,375
4.88%, 09/01/24 (Call 12/02/19)	USD	150	155,812
Scientific Games International Inc. 3.38%, 02/15/26 (Call 02/15/21)(b)	EUR	100	112,915
5.00%, 10/15/25 (Call 10/15/20)(a)	USD	175	180,031
8.25%, 03/15/26 (Call 03/15/22)(a)	USD	200	212,000
10.00%, 12/01/22 (Call 12/02/19)	USD	136	140,080
Sealed Air Corp. 4.50%, 09/15/23 (Call 06/15/23)(b)	EUR	100	127,238
4.88%, 12/01/22 (Call 09/01/22)(a)	USD	75	79,125
5.13%, 12/01/24 (Call 09/01/24)(a)	USD	75	80,693
5.25%, 04/01/23 (Call 01/01/23)(a)	USD	50	53,508
5.50%, 09/15/25 (Call 06/15/25)(a)	USD	75	81,623
6.50%, 12/01/20 (Call 09/01/20)(a)	USD	75	77,515
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 11/15/19)	USD	50	50,665
Senior Housing Properties Trust, 4.75%, 02/15/28 (Call 08/15/27)(c)	USD	75	77,056
Sensata Technologies Inc., 4.38%, 02/15/30(a)	USD	45	45,436
Service Corp. International/U.S. 4.63%, 12/15/27 (Call 12/15/22)	USD	75	78,273
5.13%, 06/01/29 (Call 06/01/24)	USD	100	107,125
5.38%, 05/15/24 (Call 12/02/19)	USD	125	128,775
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	USD	150	155,510
SESI LLC 7.13%, 12/15/21 (Call 12/02/19)(c)	USD	100	76,125
7.75%, 09/15/24 (Call 09/15/20)	USD	75	41,703
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 03/15/20)	EUR	100	113,996
Sinclair Television Group Inc. 5.13%, 02/15/27 (Call 08/15/21)(a)(c)	USD	50	50,625
5.63%, 08/01/24 (Call 11/15/19)(a)	USD	125	128,738
6.13%, 10/01/22 (Call 11/15/19)(c)	USD	75	75,980
Sirius XM Radio Inc. 3.88%, 08/01/22 (Call 08/01/20)(a)	USD	225	229,594
4.63%, 05/15/23 (Call 12/02/19)(a)	USD	100	101,633
4.63%, 07/15/24 (Call 07/15/21)(a)	USD	225	235,474
5.00%, 08/01/27 (Call 08/01/22)(a)	USD	200	210,565
5.38%, 04/15/25 (Call 04/15/20)(a)	USD	175	181,878
5.38%, 07/15/26 (Call 07/15/21)(a)(c)	USD	125	132,187
5.50%, 07/01/29 (Call 07/01/24)(a)	USD	190	205,737
Six Flags Entertainment Corp. 4.88%, 07/31/24 (Call 12/02/19)(a)	USD	125	129,062
5.50%, 04/15/27 (Call 04/15/22)(a)	USD	65	68,088
SM Energy Co. 5.00%, 01/15/24 (Call 12/02/19)(c)	USD	75	65,320
5.63%, 06/01/25 (Call 06/01/20)	USD	75	63,752
6.13%, 11/15/22 (Call 12/02/19)	USD	75	71,438
6.63%, 01/15/27 (Call 01/15/22)(c)	USD	75	63,125
6.75%, 09/15/26 (Call 09/15/21)	USD	75	63,738
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(a)(c)	USD	275	287,176
Southwestern Energy Co. 6.20%, 01/23/25 (Call 10/23/24)	USD	125	108,700

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
7.50%, 04/01/26 (Call 04/01/21)	USD	125	$108,132
7.75%, 10/01/27 (Call 10/01/22)(c)	USD	75	64,500
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 07/15/20)	USD	150	156,623
Springleaf Finance Corp. 5.63%, 03/15/23	USD	100	107,750
6.13%, 05/15/22	USD	150	161,437
6.13%, 03/15/24 (Call 09/15/23)	USD	215	234,568
6.63%, 01/15/28 (Call 07/15/27)	USD	135	149,512
6.88%, 03/15/25	USD	200	226,750
7.13%, 03/15/26	USD	250	285,151
7.75%, 10/01/21	USD	100	109,002
8.25%, 12/15/20	USD	125	132,894
Sprint Communications Inc. 6.00%, 11/15/22	USD	325	344,094
11.50%, 11/15/21	USD	125	144,314
Sprint Corp. 7.13%, 06/15/24	USD	350	380,187
7.25%, 09/15/21	USD	400	426,824
7.63%, 02/15/25 (Call 11/15/24)	USD	250	275,337
7.63%, 03/01/26 (Call 11/01/25)	USD	225	249,213
7.88%, 09/15/23	USD	650	717,795
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	USD	275	293,451
Standard Industries Inc./NJ 4.75%, 01/15/28 (Call 01/15/23)(a)	USD	125	129,587
5.00%, 02/15/27 (Call 02/15/22)(a)	USD	75	78,484
5.38%, 11/15/24 (Call 12/02/19)(a)	USD	250	257,200
5.50%, 02/15/23 (Call 12/02/19)(a)	USD	100	101,875
6.00%, 10/15/25 (Call 10/15/20)(a)	USD	125	131,621
Staples Inc. 7.50%, 04/15/26 (Call 04/15/22)(a)	USD	300	312,732
10.75%, 04/15/27 (Call 04/15/22)(a)	USD	160	166,400
Starwood Property Trust Inc. 3.63%, 02/01/21 (Call 11/01/20)	USD	75	75,516
4.75%, 03/15/25 (Call 09/15/24)	USD	75	77,883
5.00%, 12/15/21 (Call 09/15/21)	USD	150	156,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 12/02/19)	USD	75	76,853
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/15/19)	USD	100	101,747
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23 (Call 01/15/20)	USD	175	179,594
5.50%, 02/15/26 (Call 02/15/21)	USD	100	103,826
5.88%, 03/15/28 (Call 03/15/23)	USD	60	63,298
6.00%, 04/15/27 (Call 04/15/22)	USD	80	84,799
Symantec Corp. 3.95%, 06/15/22 (Call 03/15/22)	USD	75	77,040
5.00%, 04/15/25 (Call 04/15/20)(a)	USD	150	153,404
Talen Energy Supply LLC 6.50%, 06/01/25 (Call 06/01/20)	USD	100	75,227
6.63%, 01/15/28 (Call 01/15/23)(a)	USD	70	67,395
7.25%, 05/15/27 (Call 05/15/22)(a)	USD	115	114,712
10.50%, 01/15/26 (Call 01/15/22)(a)	USD	75	63,844
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(a)(c)	USD	75	73,486
5.50%, 09/15/24 (Call 12/02/19)(a)	USD	100	97,625
5.50%, 01/15/28 (Call 01/15/23)(a)	USD	150	141,000

Security		Par (000)	Value

United States (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 12/02/19)(c)	USD	100	$100,798
5.00%, 01/15/28 (Call 01/15/23)	USD	100	99,042
5.13%, 02/01/25 (Call 02/01/20)	USD	50	51,399
5.25%, 05/01/23 (Call 12/02/19)	USD	75	75,603
5.38%, 02/01/27 (Call 02/01/22)(c)	USD	100	102,923
5.88%, 04/15/26 (Call 04/15/21)	USD	200	209,555
6.50%, 07/15/27 (Call 07/15/22)(a)	USD	125	134,177
6.75%, 03/15/24 (Call 12/02/19)	USD	75	77,878
6.88%, 01/15/29 (Call 01/15/24)(a)	USD	100	107,853
Taylor Morrison Communities Inc. 5.75%, 01/15/28 (Call 10/15/27)(a)	USD	65	72,046
5.88%, 06/15/27 (Call 03/15/27)(a)	USD	75	83,813
TEGNA Inc. 5.00%, 09/15/29 (Call 09/15/24)(a)	USD	145	147,023
6.38%, 10/15/23 (Call 12/02/19)	USD	100	103,097
Teleflex Inc. 4.63%, 11/15/27 (Call 11/15/22)	USD	100	105,112
4.88%, 06/01/26 (Call 06/01/21)(c)	USD	50	52,422
Tempur Sealy International Inc. 5.50%, 06/15/26 (Call 06/15/21)	USD	75	78,339
5.63%, 10/15/23 (Call 12/02/19)	USD	75	77,227
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 07/15/20)	USD	300	308,953
4.63%, 09/01/24 (Call 09/01/21)(a)	USD	135	138,993
4.88%, 01/01/26 (Call 03/01/22)(a)	USD	310	320,850
5.13%, 05/01/25 (Call 05/01/20)	USD	200	204,750
5.13%, 11/01/27 (Call 11/01/22)(a)	USD	240	250,220
6.25%, 02/01/27 (Call 02/01/22)(a)	USD	210	222,012
6.75%, 06/15/23	USD	350	370,960
7.00%, 08/01/25 (Call 08/01/20)(c)	USD	75	77,531
8.13%, 04/01/22	USD	350	378,525
Tenneco Inc., 4.88%, 04/15/22 (Call 11/29/19)(b)	EUR	175	193,435
TerraForm Power Operating LLC 4.25%, 01/31/23 (Call 10/31/22)(a)	USD	100	103,102
4.75%, 01/15/30 (Call 01/15/25)(a)	USD	125	129,219
5.00%, 01/31/28 (Call 07/31/27)(a)	USD	75	79,290
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(c)	USD	275	259,462
T-Mobile USA Inc. 4.00%, 04/15/22 (Call 03/16/22)	USD	75	77,308
4.50%, 02/01/26 (Call 02/01/21)	USD	125	128,906
4.75%, 02/01/28 (Call 02/01/23)	USD	250	263,125
5.13%, 04/15/25 (Call 04/15/20)	USD	75	77,848
5.38%, 04/15/27 (Call 04/15/22)	USD	75	80,746
6.00%, 03/01/23 (Call 11/12/19)	USD	175	178,294
6.00%, 04/15/24 (Call 11/12/19)	USD	225	233,719
6.38%, 03/01/25 (Call 11/12/19)	USD	325	337,400
6.50%, 01/15/26 (Call 01/15/21)	USD	325	348,595
Toll Brothers Finance Corp. 3.80%, 11/01/29 (Call 08/01/29)	USD	50	49,134
4.35%, 02/15/28 (Call 11/15/27)	USD	50	51,984
4.38%, 04/15/23 (Call 01/15/23)	USD	50	52,459
4.88%, 03/15/27 (Call 12/15/26)	USD	60	65,253
5.88%, 02/15/22 (Call 11/15/21)	USD	50	53,188
TransDigm Inc. 5.50%, 11/15/27 (Call 11/15/22)(a)	USD	370	368,775
6.00%, 07/15/22 (Call 12/02/19)	USD	150	152,550
6.25%, 03/15/26 (Call 03/15/22)(a)	USD	625	669,141
6.38%, 06/15/26 (Call 06/15/21)	USD	200	208,500

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.50%, 07/15/24 (Call 12/02/19)	USD	200	$206,175
6.50%, 05/15/25 (Call 05/15/20)	USD	150	155,392
7.50%, 03/15/27 (Call 03/15/22)	USD	75	80,720
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	USD	67	66,917
Transocean Inc. 7.25%, 11/01/25 (Call 11/01/21)(a)	USD	100	88,250
9.00%, 07/15/23 (Call 07/15/20)(a)	USD	200	201,875
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)	USD	35	36,138
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)	USD	67	66,354
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)	USD	80	80,862
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)	USD	93	94,191
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)	USD	25	24,773
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	USD	50	53,878
Triumph Group Inc. 6.25%, 09/15/24 (Call 09/15/20)(a)	USD	50	52,513
7.75%, 08/15/25 (Call 08/15/20)(c)	USD	67	67,105
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(c)	USD	75	70,470
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(c)	USD	125	120,692
U.S. Steel Corp. 6.25%, 03/15/26 (Call 03/15/21)	USD	100	84,041
6.88%, 08/15/25 (Call 08/15/20)(c)	USD	100	90,377
Uber Technologies Inc. 7.50%, 11/01/23 (Call 11/01/20)(a)	USD	75	76,519
7.50%, 09/15/27 (Call 09/15/22)(a)	USD	190	188,100
8.00%, 11/01/26 (Call 11/01/21)(a)	USD	200	200,500
United Airlines Holdings Inc., 4.25%, 10/01/22	USD	50	51,593
United Rentals North America Inc. 3.88%, 11/15/27 (Call 11/15/22)	USD	30	30,308
4.63%, 07/15/23 (Call 11/20/19)	USD	175	178,981
4.63%, 10/15/25 (Call 10/15/20)	USD	130	132,796
4.88%, 01/15/28 (Call 01/15/23)	USD	275	283,937
5.25%, 01/15/30 (Call 01/15/25)	USD	75	78,938
5.50%, 07/15/25 (Call 07/15/20)	USD	100	104,120
5.50%, 05/15/27 (Call 05/15/22)	USD	125	132,031
5.88%, 09/15/26 (Call 09/15/21)	USD	125	132,649
6.50%, 12/15/26 (Call 12/15/21)	USD	200	216,489
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/19)(a)(c)	USD	75	62,438
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 6.00%, 04/15/23 (Call 12/02/19)(a)(c)	USD	100	95,292
8.25%, 10/15/23 (Call 12/02/19)	USD	175	150,062
Univision Communications Inc. 5.13%, 05/15/23 (Call 12/02/19)(a)	USD	200	200,459
5.13%, 02/15/25 (Call 02/15/20)(a)(c)	USD	200	195,462
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/21)	USD	100	100,246
6.88%, 09/01/27 (Call 09/01/22)(a)	USD	105	105,656
Valaris PLC, 7.75%, 02/01/26 (Call 11/01/25)(c)	USD	150	78,750
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(a)	USD	125	120,013
VeriSign Inc. 4.63%, 05/01/23 (Call 12/02/19)	USD	100	101,805
4.75%, 07/15/27 (Call 07/15/22)	USD	125	132,187

Security		Par (000)	Value

United States (continued)
5.25%, 04/01/25 (Call 01/01/25)	USD	75	$82,299
Veritas U.S. Inc./Veritas Bermuda Ltd., 10.50%, 02/01/24 (Call 11/12/19)(a)(c)	USD	200	189,000
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	USD	250	266,836
Vertiv Group Corp., 9.25%, 10/15/24 (Call 12/02/19)(a)	USD	125	117,812
Viacom Inc. 5.88%, 02/28/57 (Call 02/28/22)(d)	USD	100	104,073
6.25%, 02/28/57 (Call 02/28/27)(c)(d)	USD	100	109,050
ViaSat Inc. 5.63%, 09/15/25 (Call 09/15/20)(a)	USD	100	101,745
5.63%, 04/15/27 (Call 04/15/22)(a)	USD	105	110,787
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)	USD	125	132,844
Vistra Energy Corp., 5.88%, 06/01/23 (Call 12/02/19)	USD	75	76,651
Vistra Operations Co. LLC 5.00%, 07/31/27 (Call 07/31/22)(a)	USD	155	160,619
5.50%, 09/01/26 (Call 09/01/21)(a)(c)	USD	175	184,707
5.63%, 02/15/27 (Call 02/15/22)(a)	USD	200	212,552
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	USD	100	104,187
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(c)	USD	100	96,000
WellCare Health Plans Inc. 5.25%, 04/01/25 (Call 04/01/20)	USD	150	157,172
5.38%, 08/15/26 (Call 08/15/21)(a)	USD	110	117,370
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(c)	USD	175	132,473
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(c)	USD	350	357,426
Whiting Petroleum Corp. 5.75%, 03/15/21 (Call 12/15/20)	USD	125	117,500
6.25%, 04/01/23 (Call 01/01/23)	USD	50	36,250
6.63%, 01/15/26 (Call 10/15/25)(c)	USD	175	108,496
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)	USD	100	102,014
WMG Acquisition Corp., 4.13%, 11/01/24 (Call 11/12/19)(b)	EUR	90	103,501
WPX Energy Inc. 5.25%, 09/15/24 (Call 06/15/24)	USD	75	75,750
5.25%, 10/15/27 (Call 10/15/22)	USD	90	87,525
5.75%, 06/01/26 (Call 06/01/21)	USD	75	75,716
8.25%, 08/01/23 (Call 06/01/23)	USD	43	47,945
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)	USD	100	103,775
Wyndham Destinations Inc. 3.90%, 03/01/23 (Call 12/01/22)	USD	38	38,421
4.25%, 03/01/22 (Call 12/01/21)	USD	106	108,385
5.75%, 04/01/27 (Call 01/01/27)	USD	50	54,755
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/23 (Call 02/28/23)(a)	USD	75	77,674
5.25%, 05/15/27 (Call 02/15/27)(a)(c)	USD	125	130,376
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	275	291,920
Xerox Corp. 4.13%, 03/15/23 (Call 02/15/23)	USD	150	153,393
4.50%, 05/15/21	USD	150	153,844
XPO Logistics Inc. 6.13%, 09/01/23 (Call 12/02/19)(a)(c)	USD	125	129,053
6.50%, 06/15/22 (Call 12/02/19)(a)	USD	175	178,542
6.75%, 08/15/24 (Call 08/15/21)(a)	USD	125	135,742
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)	USD	95	99,493
Zayo Group LLC/Zayo Capital Inc. 5.75%, 01/15/27 (Call 01/15/22)(a)	USD	300	305,475
6.00%, 04/01/23 (Call 12/02/19)(c)	USD	200	205,702

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)	Value

United States (continued)
6.38%, 05/15/25 (Call 05/15/20)(c)	USD	125	$128,466

			115,417,393

Total Corporate Bonds & Notes — 97.7% (Cost: $173,872,913)			172,351,335

Common Stocks

United Kingdom — 0.0%
New Look Retails Holdings Ltd.(j)		53	862

Total Common Stocks — 0.0% (Cost: $0)			862

Preferred Stocks

United States — 0.0%
MYT Holding Co.10.00%, 06/07/29(a)		17	14,204

Total Preferred Stocks — 0.0% (Cost: $15,810)			14,204

Short-Term Investments

Money Market Funds — 13.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(k)(l)(m)		20,898	20,908,212
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(k)(l)		2,846	2,846,000

			23,754,212

Total Short-Term Investments — 13.5% (Cost: $23,744,336)			23,754,212

Total Investments in Securities — 111.2% (Cost: $197,633,059)			196,120,613

Other Assets, Less Liabilities — (11.2)%			(19,820,312)

Net Assets — 100.0%			$176,300,301

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	All or a portion of this security is on loan.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Rounds to less than 1,000.
(g)	Rounds to less than $1.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Perpetual security with no stated maturity date.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period-end.
(m)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	38,617	(17,719)	20,898	$20,908,212	$141,367	(b)	$1,733		$4,787
BlackRock Cash Funds: Treasury, SL Agency Shares	2,804	42	2,846	2,846,000	30,711		—		—

				$23,754,212	$172,078		$1,733		$4,787

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2019	iShares® US & Intl High Yield Corp Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$172,351,335	$—	$172,351,335
Common Stocks	—	—	862	862
Preferred Stocks	14,204	—	—	14,204
Money Market Funds	23,754,212	—	—	23,754,212

	$23,768,416	$172,351,335	$862	$196,120,613

See notes to financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	iShares Emerging Markets High Yield Bond ETF	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$326,537,694	$40,660,253	$163,147,623	$520,680,304
Affiliated(c)	3,849,000	14,000	18,969,365	6,933,000
Cash	925	661	472	756
Foreign currency, at value(d)	—	724,082	—	3,611,650
Receivables:
Investments sold	5,672,114	845,570	2,096,454	11,988,854
Securities lending income — Affiliated	—	—	6,229	—
Capital shares sold	—	—	3,000,748	7,991,931
Dividends	5,056	20	3,050	10,194
Interest	4,801,985	544,839	1,815,125	9,462,872

Total assets	340,866,774	42,789,425	189,039,066	560,679,561

LIABILITIES
Collateral on securities loaned, at value	—	—	17,277,732	—
Deferred foreign capital gain tax	—	—	—	407,277
Payables:
Investments purchased	7,347,631	1,937,397	5,009,384	7,996,059
Capital shares redeemed	—	—	—	16,054,210
Investment advisory fees	140,989	13,713	67,141	144,044

Total liabilities	7,488,620	1,951,110	22,354,257	24,601,590

NET ASSETS	$333,378,154	$40,838,315	$166,684,809	$536,077,971

NET ASSETS CONSIST OF:
Paid-in capital	$377,215,324	$47,086,679	$163,300,867	$574,401,731
Accumulated earnings (loss)	(43,837,170)	(6,248,364)	3,383,942	(38,323,760)

NET ASSETS	$333,378,154	$40,838,315	$166,684,809	$536,077,971

Shares outstanding	7,150,000	800,000	3,250,000	11,800,000

Net asset value	$46.63	$51.05	$51.29	$45.43

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$15,800,812	$—
(b) Investments, at cost — Unaffiliated	$342,395,574	$43,026,261	$159,745,387	$547,320,941
(c) Investments, at cost — Affiliated	$3,849,000	$14,000	$18,966,605	$6,933,000
(d) Foreign currency, at cost	$—	$712,423	$—	$3,589,579

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities  (continued)

October 31, 2019

iShares US & Intl High Yield Corp Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$172,366,401
Affiliated(c)	23,754,212
Foreign currency, at value(d)	463,785
Receivables:
Investments sold	3,276,691
Securities lending income — Affiliated	10,029
Dividends	3,277
Interest	2,553,671

Total assets	202,428,066

LIABILITIES
Bank overdraft	56
Collateral on securities loaned, at value	20,897,912
Payables:
Investments purchased	5,170,179
Investment advisory fees	59,618

Total liabilities	26,127,765

NET ASSETS	$176,300,301

NET ASSETS CONSIST OF:
Paid-in capital	$182,217,754
Accumulated loss	(5,917,453)

NET ASSETS	$176,300,301

Shares outstanding	3,600,000

Net asset value	$48.97

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$20,049,243
(b) Investments, at cost — Unaffiliated	$173,888,723
(c) Investments, at cost — Affiliated	$23,744,336
(d) Foreign currency, at cost	$454,207

See notes to financial statements.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares Emerging Markets High Yield Bond ETF	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$46,809	$628	$21,615	$65,547
Interest — Unaffiliated	20,214,217	1,642,112	5,275,826	38,803,716
Securities lending income — Affiliated — net	—	—	47,017	—
Other income — Unaffiliated	39,635	1,199	3,750	—
Foreign taxes withheld	—	—	—	(309,384)
Other foreign taxes	—	—	—	(645)

Total investment income	20,300,661	1,643,939	5,348,208	38,559,234

EXPENSES
Investment advisory fees	1,623,871	191,658	533,235	1,594,693

Total expenses	1,623,871	191,658	533,235	1,594,693

Net investment income	18,676,790	1,452,281	4,814,973	36,964,541

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(2,772,461)	(1,584,613)	(178,856)	(23,255,278)
Investments — Affiliated	—	—	371	—
In-kind redemptions — Unaffiliated	(13,276,521)	(1,738,978)	85,215	(153,263)
Forward foreign currency exchange contracts	—	—	—	890,901
Foreign currency transactions	—	(92,065)	—	(1,845,939)

Net realized loss	(16,048,982)	(3,415,656)	(93,270)	(24,363,579)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	26,046,919	3,580,454	7,347,333	19,528,241
Investments — Affiliated	—	—	2,245	—
Foreign currency translations	—	66,938	—	94,326

Net change in unrealized appreciation (depreciation)	26,046,919	3,647,392	7,349,578	19,622,567

Net realized and unrealized gain (loss)	9,997,937	231,736	7,256,308	(4,741,012)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,674,727	$1,684,017	$12,071,281	$32,223,529

(a) Net of foreign capital gain tax of	$—	$—	$—	$88,337
(b) Net of deferred foreign capital gain tax of	$—	$—	$—	$404,612

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations  (continued)

Year Ended October 31, 2019

iShares US & Intl High Yield Corp Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$30,711
Interest — Unaffiliated	9,237,202
Securities lending income — Affiliated — net	141,367
Other income — Unaffiliated	4,809

Total investment income	9,414,089

EXPENSES
Investment advisory fees	694,909

Total expenses	694,909

Net investment income	8,719,180

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,877,898)
Investments — Affiliated	1,733
In-kind redemptions — Unaffiliated	(3,298,460)
Foreign currency transactions	(71,670)

Net realized loss	(5,246,295)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	7,411,886
Investments — Affiliated	4,787
Foreign currency translations	50,262

Net change in unrealized appreciation (depreciation)	7,466,935

Net realized and unrealized gain	2,220,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,939,820

See notes to financial statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Emerging Markets High Yield Bond ETF			iShares International High Yield Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,676,790	$28,721,946	$1,452,281	$2,770,717
Net realized loss	(16,048,982)	(15,349,658)	(3,415,656)	(1,464,166)
Net change in unrealized appreciation (depreciation)	26,046,919	(47,772,345)	3,647,392	(6,024,377)

Net increase (decrease) in net assets resulting from operations	28,674,727	(34,400,057)	1,684,017	(4,717,826)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,615,509)	(27,754,319)	(1,938,517)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(71,222,529)	(164,171,431)	(24,764,950)	(19,584,391)

NET ASSETS
Total decrease in net assets	(65,163,311)	(226,325,807)	(25,019,450)	(24,302,217)
Beginning of year	398,541,465	624,867,272	65,857,765	90,159,982

End of year	$333,378,154	$398,541,465	$40,838,315	$65,857,765

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets  (continued)

		iShares J.P. Morgan EM Corporate Bond ETF		iShares J.P. Morgan EM Local Currency Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,814,973	$3,660,887	$36,964,541	$23,465,098
Net realized loss	(93,270)	(1,093,675)	(24,363,579)	(22,455,298)
Net change in unrealized appreciation (depreciation)	7,349,578	(5,355,536)	19,622,567	(39,280,027)

Net increase (decrease) in net assets resulting from operations	12,071,281	(2,788,324)	32,223,529	(38,270,227)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,625,003)	(3,577,391)	(14,295,840)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	87,723,168	(9,387,512)	94,418,220	152,785,390

NET ASSETS
Total increase (decrease) in net assets	95,169,446	(15,753,227)	112,345,909	114,515,163
Beginning of year	71,515,363	87,268,590	423,732,062	309,216,899

End of year	$166,684,809	$71,515,363	$536,077,971	$423,732,062

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares US & Intl High Yield Corp Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,719,180	$10,899,570
Net realized gain (loss)	(5,246,295)	1,032,242
Net change in unrealized appreciation (depreciation)	7,466,935	(13,646,920)

Net increase (decrease) in net assets resulting from operations	10,939,820	(1,715,108)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,914,724)	(11,429,826)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(36,077,886)	10,395,402

NET ASSETS
Total decrease in net assets	(35,052,790)	(2,749,532)
Beginning of year	211,353,091	214,102,623

End of year	$176,300,301	$211,353,091

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Financial Highlights

(For a share outstanding throughout each period)

	iShares Emerging Markets High Yield Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$45.29	$50.60		$49.97	$46.82	$51.03

Net investment income(a)	2.66	2.44		2.87	3.03	2.99
Net realized and unrealized gain (loss)(b)	1.93	(5.40)		0.77	3.25	(4.11)

Net increase (decrease) from investment operations	4.59	(2.96)		3.64	6.28	(1.12)

Distributions(c)
From net investment income	(3.25)	(2.35)		(3.01)	(3.13)	(3.09)

Total distributions	(3.25)	(2.35)		(3.01)	(3.13)	(3.09)

Net asset value, end of year	$46.63	$45.29		$50.60	$49.97	$46.82

Total Return
Based on net asset value	10.51%	(5.96	)%(d)	7.60%	14.02%	(2.13)%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%		0.50%	0.50%	0.55%

Net investment income	5.75%	5.11%		5.73%	6.35%	6.29%

Supplemental Data
Net assets, end of year (000)	$333,378	$398,541		$624,867	$107,431	$159,199

Portfolio turnover rate(e)	32%	19%		25%	29%	39%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International High Yield Bond ETF

	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$50.66	$53.04	$46.91	$46.44	$52.90

Net investment income(a)	1.51	1.54	1.77	1.82	1.84
Net realized and unrealized gain (loss)(b)	0.82	(3.92)	4.85	(0.47)	(6.57)

Net increase (decrease) from investment operations	2.33	(2.38)	6.62	1.35	(4.73)

Distributions(c)
From net investment income	(1.94)	—	(0.40)	(0.26)	(0.05)
From net realized gain	—	—	—	—	(0.02)
Return of capital	—	—	(0.09)	(0.62)	(1.66)

Total distributions	(1.94)	—	(0.49)	(0.88)	(1.73)

Net asset value, end of year	$51.05	$50.66	$53.04	$46.91	$46.44

Total Return
Based on net asset value	4.85%	(4.49)%	14.21%	2.95%	(9.02)%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.51%	0.55%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	3.03%	2.87%	3.62%	3.93%	3.85%

Supplemental Data
Net assets, end of year (000)	$40,838	$65,858	$90,160	$154,796	$185,756

Portfolio turnover rate(d)	34%	31%	49%	24%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$47.68	$51.33	$50.40	$48.21	$51.18

Net investment income(a)	2.25	2.16	2.10	2.19	2.19
Net realized and unrealized gain (loss)(b)	3.61	(3.70)	0.90	2.18	(3.02)

Net increase (decrease) from investment operations	5.86	(1.54)	3.00	4.37	(0.83)

Distributions(c)
From net investment income	(2.25)	(2.11)	(2.07)	(2.18)	(2.14)

Total distributions	(2.25)	(2.11)	(2.07)	(2.18)	(2.14)

Net asset value, end of year	$51.29	$47.68	$51.33	$50.40	$48.21

Total Return
Based on net asset value	12.57%	(3.09)%	6.14%	9.33%	(1.62)%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50%	0.53%

Net investment income	4.51%	4.37%	4.16%	4.51%	4.47%

Supplemental Data
Net assets, end of year (000)	$166,685	$71,515	$87,269	$32,758	$28,929

Portfolio turnover rate(d)	21%	16%	62%	22%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16		Year Ended 10/31/15

Net asset value, beginning of year	$43.24	$46.85	$45.14	$41.31		$48.74

Net investment income(a)	3.09	2.87	2.29	1.94		2.03
Net realized and unrealized gain (loss)(b)	0.59	(6.48)	(0.58)	1.89		(8.87)

Net increase (decrease) from investment operations	3.68	(3.61)	1.71	3.83		(6.84)

Distributions(c)
From net investment income	(1.49)	—	—	—		—
Return of capital	—	—	—	—		(0.59)

Total distributions	(1.49)	—	—	—		(0.59)

Net asset value, end of year	$45.43	$43.24	$46.85	$45.14		$41.31

Total Return
Based on net asset value	8.75%	(7.71)%	3.79%	9.06	%(d)	(13.99	)%(d)

Ratios to Average Net Assets
Total expenses	0.30%	0.42%	0.50%		0.50%	0.53%

Total expenses after fees waived	0.30%	0.41%	0.50%		0.50%	0.50%

Net investment income	6.95%	6.19%	5.04%		4.56%	4.63%

Supplemental Data
Net assets, end of year (000)	$536,078	$423,732	$309,217	$451,410		$520,532

Portfolio turnover rate(e)	44%	51%	97%		59%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the years ended October 31, 2016 and October 31, 2015 were 9.27% and (14.16)%, respectively.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$48.03	$50.98	$48.77	$47.57	$52.00

Net investment income(a)	2.42	2.46	2.45	2.55	2.56
Net realized and unrealized gain (loss)(b)	1.17	(2.80)	2.08	0.57	(4.76)

Net increase (decrease) from investment operations	3.59	(0.34)	4.53	3.12	(2.20)

Distributions(c)
From net investment income	(2.65)	(2.61)	(2.32)	(1.92)	(2.23)

Total distributions	(2.65)	(2.61)	(2.32)	(1.92)	(2.23)

Net asset value, end of year	$48.97	$48.03	$50.98	$48.77	$47.57

Total Return
Based on net asset value	7.74%	(0.71)%	9.58%	6.82%	(4.32)%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.51%	0.55%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	5.02%	4.95%	4.93%	5.44%	5.18%

Supplemental Data
Net assets, end of year (000)	$176,300	$211,353	$214,103	$97,547	$118,931

Portfolio turnover rate(d)	24%	20%	22%	24%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emerging Markets High Yield Bond	Non-diversified
International High Yield Bond	Diversified
J.P. Morgan EM Corporate Bond	Diversified
J.P. Morgan EM Local Currency Bond	Non-diversified
US & Intl High Yield Corp Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

J.P. Morgan EM Corporate Bond
Barclays Bank PLC	$1,882,759	$1,882,759		$—	$—
Barclays Capital Inc.	847,959	847,959		—	—
BofA Securities, Inc.	2,015,535	2,015,535		—	—
Citigroup Global Markets Inc.	312,484	312,484		—	—
Credit Suisse Securities (USA) LLC	212,100	212,100		—	—
HSBC Securities (USA) Inc.	519,534	519,534		—	—
Jefferies LLC	2,611,235	2,611,235		—	—
JPMorgan Securities LLC	2,106,679	2,106,679		—	—
Morgan Stanley & Co. LLC	958,236	958,236		—	—
Nomura Securities International Inc.	1,674,810	1,674,810		—	—
UBS AG	50,214	50,214		—	—
Wells Fargo Securities LLC	2,609,267	2,609,267		—	—

	$15,800,812	$15,800,812		$—	$—

US & Intl High Yield Corp Bond
Barclays Bank PLC	$462,401	$462,401		$—	$—
Barclays Capital Inc.	1,826,480	1,826,480		—	—
BMO Capital Markets	95,700	95,700		—	—
BNP Paribas Prime Brokerage International Ltd.	1,648,453	1,648,453		—	—
BofA Securities, Inc.	1,550,283	1,550,283		—	—
Citadel Clearing LLC	2,005,942	2,005,942		—	—
Citigroup Global Markets Inc.	257,295	257,295		—	—
Credit Suisse Securities (USA) LLC	935,551	935,551		—	—
Deutsche Bank Securities Inc.	593,050	593,050		—	—
Goldman Sachs & Co.	5,407,944	5,407,944		—	—
Jefferies LLC	211,728	211,728		—	—
JPMorgan Securities LLC	3,422,097	3,422,097		—	—
Morgan Stanley & Co. LLC	547,815	547,815		—	—
State Street Bank & Trust Company	138,440	138,440		—	—
UBS AG	751,364	751,364		—	—
UBS Securities LLC	7,200	7,200		—	—
Wells Fargo Bank, National Association	187,500	187,500		—	—

	$20,049,243	$20,049,243		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: The iShares J.P. Morgan EM Local Currency Bond ETF uses forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies of the non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Emerging Markets High Yield Bond	0.50%
International High Yield Bond	0.40
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM Local Currency Bond	0.30
US & Intl High Yield Corp Bond	0.40

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares International High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
J.P. Morgan EM Corporate Bond	$13,647
US & Intl High Yield Corp Bond	39,947

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Emerging Markets High Yield Bond	$2,663,202	$2,279,026	$(132,721)
International High Yield Bond	115,820	506,951	(11,347)
J.P. Morgan EM Corporate Bond	495,999	683,092	26,757
J.P. Morgan EM Local Currency Bond	—	2,479,009	(290,563)
US & Intl High Yield Corp Bond	115,820	1,208,577	40,122

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Emerging Markets High Yield Bond	$102,783,256	$106,265,764
International High Yield Bond	16,580,385	16,357,445
J.P. Morgan EM Corporate Bond	48,997,201	21,783,819
J.P. Morgan EM Local Currency Bond	389,688,400	225,308,856
US & Intl High Yield Corp Bond	41,699,800	41,522,743

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets High Yield Bond	$80,972,370	$150,655,940
International High Yield Bond	—	23,861,566
J.P. Morgan EM Corporate Bond	60,305,580	2,176,632
J.P. Morgan EM Local Currency Bond	76,755,241	136,180,626
US & Intl High Yield Corp Bond	26,830,339	62,252,518

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Emerging Markets High Yield Bond	$(14,754,409)	$14,754,409
International High Yield Bond	(1,741,439)	1,741,439
J.P. Morgan EM Corporate Bond	80,251	(80,251)
J.P. Morgan EM Local Currency Bond	(2,478,297)	2,478,297
US & Intl High Yield Corp Bond	(3,323,683)	3,323,683

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

Emerging Markets High Yield Bond Ordinary income	$22,615,509	$27,754,319

International High Yield Bond Ordinary income	$1,938,517	$—

J.P. Morgan EM Corporate Bond Ordinary income	$4,625,003	$3,577,391

J.P. Morgan EM Local Currency Bond Ordinary income	$14,295,840	$—

US & Intl High Yield Corp Bond Ordinary income	$9,914,724	$11,429,826

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Emerging Markets High Yield Bond	$2,343,351	$(27,756,911)	$(18,423,610)	$(43,837,170)
International High Yield Bond	297,041	(4,190,278)	(2,355,127)	(6,248,364)
J.P. Morgan EM Corporate Bond	533,655	(469,018)	3,319,305	3,383,942
J.P. Morgan EM Local Currency Bond	19,160,897	(9,018,049)	(48,466,608)	(38,323,760)
US & Intl High Yield Corp Bond	337,871	(4,742,455)	(1,512,869)	(5,917,453)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accrual of income on securities in default.

For the year ended October 31, 2019, the iShares J.P. Morgan EM Local Currency Bond ETF utilized $2,260,339 of its capital loss carryforwards.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets High Yield Bond	$348,810,304	$12,071,352	$(30,494,962)	$(18,423,610)
International High Yield Bond	43,042,660	472,217	(2,840,624)	(2,368,407)
J.P. Morgan EM Corporate Bond	178,797,683	5,248,604	(1,929,299)	3,319,305
J.P. Morgan EM Local Currency Bond	575,641,852	19,129,708	(67,158,256)	(48,028,548)
US & Intl High Yield Corp Bond	197,645,545	4,432,808	(5,957,740)	(1,524,932)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

Emerging Markets High Yield Bond
Shares sold	1,800,000	$83,994,813	2,900,000	$140,178,128
Shares redeemed	(3,450,000)	(155,217,342)	(6,450,000)	(304,349,559)

Net decrease	(1,650,000)	$(71,222,529)	(3,550,000)	$(164,171,431)

International High Yield Bond
Shares sold	—	$—	300,000	$16,483,746
Shares redeemed	(500,000)	(24,764,950)	(700,000)	(36,068,137)

Net decrease	(500,000)	$(24,764,950)	(400,000)	$(19,584,391)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

J.P. Morgan EM Corporate Bond
Shares sold	1,800,000	$90,269,497	100,000	$5,051,273
Shares redeemed	(50,000)	(2,546,329)	(300,000)	(14,438,785)

Net increase (decrease)	1,750,000	$87,723,168	(200,000)	$(9,387,512)

J.P. Morgan EM Local Currency Bond
Shares sold	8,400,000	$376,361,928	4,400,000	$206,994,308
Shares redeemed	(6,400,000)	(281,943,708)	(1,200,000)	(54,208,918)

Net increase	2,000,000	$94,418,220	3,200,000	$152,785,390

US & Intl High Yield Corp Bond
Shares sold	600,000	$29,090,655	800,000	$40,180,000
Shares redeemed	(1,400,000)	(65,168,541)	(600,000)	(29,784,598)

Net increase (decrease)	(800,000)	$(36,077,886)	200,000	$10,395,402

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Emerging Markets High Yield Bond ETF,

iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF,

iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Emerging Markets High Yield Bond ETF, iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets High Yield Bond	$20,047,738	$—
International High Yield Bond	1,419,207	—
J.P. Morgan EM Corporate Bond	5,148,181	—
J.P. Morgan EM Local Currency Bond	39,112,793	275,741

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
J.P. Morgan EM Local Currency Bond	$60,463
US & Intl High Yield Corp Bond	4,789,831

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Emerging Markets High Yield Bond	$22,611
International High Yield Bond	284
J.P. Morgan EM Corporate Bond	9,934
J.P. Morgan EM Local Currency Bond	64,537
US & Intl High Yield Corp Bond	14,712

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Emerging Markets High Yield Bond ETF and iShares J.P. Morgan EM Corporate Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares International High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF, iShares US & Intl High Yield Corp Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Funds. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”.

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that

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Board Review and Approval of Investment Advisory Contract  (continued)

profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Funds and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets High Yield Bond(a)	$3.177781	$—	$0.069254	$3.247035	98%	—%	2%	100%
J.P. Morgan EM Corporate Bond(a)	2.225796	—	0.020438	2.246234	99	—	1	100
US & Intl High Yield Corp Bond(a)	2.569951	—	0.083403	2.653354	97	—	3	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Emerging Markets High Yield Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.07%
Greater than 0.5% and Less than 1.0%	215	14.87
Greater than 0.0% and Less than 0.5%	1,042	72.05
At NAV	15	1.04
Less than 0.0% and Greater than –0.5%	160	11.07
Less than –0.5% and Greater than –1.0%	11	0.76
Less than –1.0% and Greater than –1.5%	2	0.14

	1,446	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (unaudited) (continued)

iShares International High Yield Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.35
Greater than 1.0% and Less than 1.5%	34	2.35
Greater than 0.5% and Less than 1.0%	359	24.83
Greater than 0.0% and Less than 0.5%	874	60.44
At NAV	13	0.90
Less than 0.0% and Greater than –0.5%	140	9.68
Less than –0.5% and Greater than –1.0%	18	1.24
Less than –1.0% and Greater than –1.5%	1	0.07

	1,446	100.00%

iShares J.P. Morgan EM Corporate Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.21%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	4	0.28
Greater than 3.5% and Less than 4.0%	19	1.31
Greater than 3.0% and Less than 3.5%	10	0.69
Greater than 2.5% and Less than 3.0%	5	0.35
Greater than 2.0% and Less than 2.5%	10	0.69
Greater than 1.5% and Less than 2.0%	17	1.18
Greater than 1.0% and Less than 1.5%	53	3.67
Greater than 0.5% and Less than 1.0%	228	15.77
Greater than 0.0% and Less than 0.5%	715	49.44
At NAV	14	0.97
Less than 0.0% and Greater than –0.5%	239	16.52
Less than –0.5% and Greater than –1.0%	70	4.84
Less than –1.0% and Greater than –1.5%	51	3.53
Less than –1.5% and Greater than –2.0%	7	0.48

	1,446	100.00%

iShares J.P. Morgan EM Local Currency Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	16	1.11
Greater than 0.5% and Less than 1.0%	156	10.79
Greater than 0.0% and Less than 0.5%	820	56.70
At NAV	15	1.04
Less than 0.0% and Greater than –0.5%	388	26.83
Less than –0.5% and Greater than –1.0%	41	2.84
Less than –1.0% and Greater than –1.5%	7	0.48
Less than –3.0% and Greater than –3.5%	1	0.07

	1,446	100.00%

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (unaudited) (continued)

iShares US & Intl High Yield Corp Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	4	0.28
Greater than 1.0% and Less than 1.5%	63	4.36
Greater than 0.5% and Less than 1.0%	283	19.57
Greater than 0.0% and Less than 0.5%	885	61.19
At NAV	8	0.55
Less than 0.0% and Greater than –0.5%	134	9.27
Less than –0.5% and Greater than –1.0%	53	3.67
Less than –1.0% and Greater than –1.5%	14	0.97
Less than –1.5% and Greater than –2.0%	1	0.07

	1,446	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Emerging Markets High Yield Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	85

Supplemental Information  (unaudited) (continued)

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Emerging Markets High Yield Bond ETF in respect of the Company’s financial year ending December 31, 2018 was USD 26.96 thousand. This figure is comprised of fixed remuneration of USD 11.65 thousand and variable remuneration of USD 15.31 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Emerging Markets High Yield Bond ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 3.74 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.49 thousand.

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	87

Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	89

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

Currency Abbreviations

ARS	Argentine Peso

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

DOP	Dominican Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peru Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	New Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

UYU	Uruguayan Peso

ZAR	South African Rand

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1002-1019

Item 2.     Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.     Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $78,000 for the fiscal year ended October 31, 2018 and $78,000 for the fiscal year ended October 31, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2018 and October 31, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $18,905 for the fiscal year ended October 31, 2018 and $18,905 for the fiscal year ended October 31, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2018 and October 31, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $18,905 for the fiscal year ended October 31, 2018 and $18,905 for the fiscal year ended October 31, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.     Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.   Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.   Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 31, 2019

By: /s/ Neal Andrews
Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 31, 2019